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PROXY STATEMENT TABLE OF CONTENTS
APPENDIX A TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

U.S. Bancorp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

March 12, 2015

Dear Shareholders:

We are pleased to invite you to our 2015 annual meeting of shareholders to be held on Tuesday, April 21, 2015, at 11:00 a.m., local time, in the Medallion Ballroom at The Seelbach Hilton Hotel, 500 Fourth Street, Louisville, Kentucky. At this year's meeting, you will hear a report on matters of current interest to our shareholders and be asked to vote on the items described in the proxy statement.

This year we are once again pleased to furnish our proxy statement, 2014 Annual Report and proxy card to shareholders primarily over the Internet. This means that most shareholders will not receive paper copies of these documents. Instead, these shareholders will receive only a notice containing instructions on how to access the proxy materials over the Internet and vote online. We believe this approach provides our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of preparing these materials. If you received only a notice of Internet availability of the proxy materials and would like to receive a copy of the printed proxy materials, the notice contains instructions on how you can request copies of these documents.

We hope you will be able to attend the meeting. However, even if you are planning to attend the meeting in person, we strongly encourage you to vote prior to the meeting by Internet or telephone or, if you received a paper copy of the proxy materials by mail, by completing, signing and returning your proxy card. This will ensure that your shares are represented at the meeting. The proxy statement explains more about proxy voting and contains additional information about the business to be conducted at the meeting. Please read it carefully.

If you are not able to attend the meeting, you will still be able to access an audio replay of the management presentation given at the meeting from our website. Instructions on how to access the replay are included in the attached proxy statement.

Every shareholder vote is important. To ensure your vote is counted at the annual meeting, please vote as promptly as possible.

Thank you for your ongoing support of our company. We look forward to seeing you at the annual meeting.

Sincerely,

Richard K. Davis
 Chairman, President and Chief Executive Officer

March 12, 2015

Dear Shareholders:

It is my privilege to serve as the independent Lead Director of our Board of Directors, a position to which I was first elected in January 2014 by our independent directors. As Lead Director, I am focused on the important obligations that our Board owes to you, our shareholders. These responsibilities are detailed in the attached proxy statement, but among other duties, I set the agenda for our Board meetings, approve information sent from management to the Board, and act as a regular communication channel between our independent directors and our chief executive officer. In addition, I also meet periodically with representatives of various regulatory bodies that oversee our company and its operations.

Our company continuously assesses and enhances our corporate governance policies, which are described in the proxy statement. These practices ensure balanced Board operations, appropriate levels of Board involvement and oversight and a continued focus on the ways in which we can better serve our shareholders' interests.

Our directors have a great diversity of skills, experiences, and viewpoints. In 2014 we brought fresh perspectives to our Board by electing two new directors, and they have already made significant contributions to our Board. I am proud to work with my fellow directors on behalf of our shareholders and I look forward to continuing to serve you.

Sincerely,

Arthur D. Collins, Jr.
 Lead Director

A WORD OF APPRECIATION
We would like to offer a final word of thanks to Victoria Buyniski Gluckman and Y. Marc Belton, who are retiring from our Board at our 2015 annual meeting. Vickie and Marc joined our Board in 1990 and 2009, respectively, and each has been a truly dedicated steward of our shareholders' interests. We thank them for their many valuable contributions to U.S. Bancorp over the years.

800 Nicollet Mall
Minneapolis, Minnesota 55402
(651) 466-3000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF U.S. BANCORP

Date and Time:	Tuesday, April 21, 2015, at 11:00 a.m., local time
Place:	The Seelbach Hilton Hotel Medallion Ballroom 500 Fourth Street Louisville, KY 40202
Items of Business:	1.	The election of 14 directors named in the proxy statement.
	2.	The approval of the U.S. Bancorp 2015 Stock Incentive Plan.
	3.	The ratification of the selection of Ernst & Young LLP as our independent auditor for the 2015 fiscal year.
	4.	An advisory vote to approve the compensation of our executives disclosed in this proxy statement.
	5.	A shareholder proposal seeking the establishment of a policy requiring that the Chairman of the Board be an independent director.
	6.	Any other business that may properly be considered at the meeting or any adjournment of the meeting.
Record Date:	You may vote at the meeting if you were a shareholder of record at the close of business on February 24, 2015.
Voting by Proxy:
It is important that your shares be represented and voted at the meeting. You may vote your shares by Internet or telephone by no later than 11:59 p.m., Eastern time, on April 20, 2015 (or April 16, 2015, for shares held in the U.S. Bank 401(k) Savings Plan), as directed in the proxy materials. If you received a printed copy of the proxy materials you may also complete, sign and return the enclosed proxy card or voting instruction form by mail. Voting in any of these ways will not prevent you from attending or voting your shares at the meeting. We encourage you to vote by Internet or telephone in order to reduce mailing and handling expenses.
Internet Availability of Proxy Materials:	Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 21, 2015. Our proxy statement and 2014 Annual Report are available at www.proxyvote.com.

By Order of the Board of Directors

James L. Chosy
 Secretary

March 12, 2015

PROXY STATEMENT TABLE OF CONTENTS

Proxy Summary

PROXY SUMMARY

This summary highlights information described in more detail elsewhere in this proxy statement. It does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting. For more complete information about our company's 2014 performance, please review our 2014 Annual Report on Form 10-K.

2015 Annual Meeting of Shareholders

Date and Time:	Tuesday, April 21, 2015, at 11:00 a.m. local time
Place:	The Seelbach Hilton Hotel
Medallion Ballroom
500 Fourth Street
Louisville, KY 40202
Record Date:	February 24, 2015

Voting Matters and Board Recommendations

Proposal		Board Recommendation	For More Information

Proposal 1 —	The election of 14 directors named in the proxy statement	"FOR" all nominees	Page 9

Proposal 2 —	The approval of the U.S. Bancorp 2015 Stock Incentive Plan	"FOR"	Page 28

Proposal 3 —	The ratification of the selection of Ernst & Young LLP as our independent auditor for the 2015 fiscal year	"FOR"	Page 76

Proposal 4 —	An advisory vote to approve the compensation of our executives disclosed in this proxy statement	"FOR"	Page 76

Proposal 5 —	A shareholder proposal seeking the establishment of a policy requiring that the Chairman of the Board be an independent director	"AGAINST"	Page 77

How to Cast Your Vote

The Board of Directors of U.S. Bancorp is soliciting proxies for use at the annual meeting of shareholders to be held on April 21, 2015, and at any adjournment or postponement of the meeting. The proxy materials were first made available to shareholders on or about March 12, 2015.

Your vote is important! Please cast your vote and play a part in the future of U.S. Bancorp.

Even if you plan to attend our annual meeting in person, please cast your vote as soon as possible by:

Internet www.proxyvote.com	Telephone	Mail

The voting deadline is 11:59 p.m., Eastern time, on April 20, 2015 (or April 16, 2015, for shares held in the U.S. Bank 401(k) Savings Plan). For details on how to cast your vote, see "Questions and Answers about the Annual Meeting and Voting."

Proxy Summary

Director Nominees

Name	Age	Director Since	Primary Occupation	Committee Memberships	Independent
Douglas M. Baker, Jr.	56	2008	Chairman and Chief Executive Officer, Ecolab Inc.	G, RM	✓

Arthur D. Collins, Jr. Lead Director	67	1996	Retired Chairman and Chief Executive Officer, Medtronic, Inc.	C, G, E	✓

Richard K. Davis	57	2006	Chairman, President and Chief Executive Officer, U.S. Bancorp	E (Chair), RM	CEO

Kimberly J. Harris	50	2014	President and Chief Executive Officer, Puget Energy, Inc. and Puget Sound Energy, Inc.	CR, RM	✓

Roland A. Hernandez	57	2012	Founding Principal and Chief Executive Officer, Hernandez Media Ventures	A, CR	✓

Doreen Woo Ho	67	2012	Commissioner, San Francisco Port Commission	A, RM	✓

Joel W. Johnson	71	1999	Retired Chairman and Chief Executive Officer, Hormel Foods Corporation	A, RM	✓

Olivia F. Kirtley	64	2006	Business Consultant	A (Chair), C, E	✓

Jerry W. Levin	70	1995	Chairman, Wilton Brands Inc. and Chairman and Chief Executive Officer, JW Levin Partners LLC	G (Chair), C, E	✓

David B. O'Maley	68	1995	Retired Chairman, President and Chief Executive Officer, Ohio National Mutual Holdings, Inc. and Ohio National Financial Services, Inc.	C (Chair), G, E	✓

O'dell M. Owens, M.D., M.P.H.	67	1991	President, Cincinnati State Technical and Community College	CR (Chair), A, E	✓

Craig D. Schnuck	66	2002	Former Chairman and Chief Executive Officer, Schnuck Markets, Inc.	CR, RM	✓

Patrick T. Stokes	72	1992	Former Chairman and former Chief Executive Officer, Anheuser-Busch Companies, Inc.	RM (Chair), G, E	✓

Scott W. Wine	47	2014	Chairman and Chief Executive Officer, Polaris Industries Inc.	A, CR	✓

A	Audit Committee	G	Governance Committee
CR	Community Reinvestment and Public Policy Committee	RM	Risk Management Committee
C	Compensation and Human Resources Committee	E	Executive Committee
2 U.S. Bancorp 2015 Proxy Statement

Proxy Summary

2014 Performance and Compensation Highlights

Strong Corporate Performance

Our superior performance during 2014 included the following achievements:

  •
  We remained the top performer in our peer group in the common industry performance measures of return on average assets, return on average common equity, and efficiency ratio.

  •
  We achieved record net income of $5.85 billion in a year in which the financial services industry continued to face challenges presented by economic uncertainty, continued very low interest rates and increased regulation.

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  We returned 72% of our earnings to our shareholders through dividends and share buybacks.

  •
  We continued to make strategic investments to position our company for sustainable long-term growth.

Sound Compensation Practices

Our executive officer compensation varies significantly from year to year because it is directly linked to achievement of financial plans and operational targets. This compensation program includes many strong "pay for performance" and prudent risk management features, such as:

  •
  The annual cash incentive payments for our chief executive officer ("CEO") and other executive officers are based on a formula directly related to the level of achievement of corporate earnings per share and business line operating income targets.

  •
  Three-fourths of the value of the long-term incentive award made to our CEO and other executive officers is in the form of performance restricted stock units that are earned based on our absolute (compared to target) and relative (compared to our peers) performance with respect to return on average common equity.

  •
  We place significant emphasis on long-term equity incentive pay in order to reinforce a long-term view of performance and enhance the alignment of the goals of our executive officers with those of our shareholders.

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  We include provisions in our equity award agreements that cancel all or a portion of the vesting of the awards under certain circumstances if it is determined that an executive exhibited an inadequate sensitivity to risk.

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  We use formal "risk scorecard" analyses for our senior management, which may result in annual incentive compensation adjustments in cases where executives demonstrate inadequate sensitivity to risk, and we have a "clawback" policy that allows us to recoup annual cash incentive payments attributable to incorrectly reported earnings.

Governance Highlights

Our Board of Directors and management are dedicated to exemplary corporate governance and they recognize that maintaining strong governance is vital to our continued success. Some of our strong governance features include:

  •
  Director Independence: Every director other than our CEO is independent, and independent directors comprise 100% of each of the following principal Board committees: Audit; Community Reinvestment and Public Policy; Compensation and Human Resources; and Governance.

  •
  Board Leadership: We have a strong independent lead director, with broad authority and responsibility over Board governance and operation.

  •
  Executive Sessions: Our independent directors meet in executive sessions, without the CEO or any other member of management present, at the end of each regularly scheduled Board meeting, with our lead director presiding at these sessions.

  •
  Majority Voting: Our directors are elected annually, with majority voting in uncontested elections.

  •
  Board Risk Oversight: Our Risk Management Committee oversees our risk management infrastructure and processes.
U.S. Bancorp 2015 Proxy Statement 3

Questions and Answers About the Annual Meeting and Voting

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive the proxy materials?

We have furnished the proxy materials to you over the Internet or mailed you a printed copy of these materials because the Board of Directors of U.S. Bancorp is soliciting your proxy to vote your shares of our common stock at the annual meeting of shareholders to be held on April 21, 2015, or at any adjournments or postponements of the meeting.

What is a proxy?

It is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We refer to this as your "proxy vote." Our Board has designated Richard K. Davis and James L. Chosy, two of our executive officers, as the proxies to cast the votes of our shareholders at our 2015 annual meeting of shareholders.

How can I access the proxy materials and vote my shares?

The instructions for accessing the proxy materials and voting can be found in the information you received either by mail or e-mail. Depending on how you received the proxy materials, you may vote by Internet, telephone or mail. We encourage you to vote by Internet.

  >
  If you are a shareholder who received a notice by mail regarding the Internet availability of the proxy materials:   You may access the proxy materials and voting instructions over the Internet via the web address provided in the notice. In order to access this material and vote, you will need the control number provided on the notice you received in the mail. You may vote by following the instructions on the notice or on the website.

  >
  If you are a shareholder who received an e-mail directing you to the proxy materials:   You may access the proxy materials and voting instructions over the Internet via the web address provided in the e-mail. In order to access these materials and vote, you will need the control number provided in the e-mail. You may vote by following the instructions in the e-mail or on the website.

  >
  If you are a shareholder who received the proxy materials by mail:   You may vote your shares by following the instructions provided on the proxy card or voting instruction form. If you vote by Internet or telephone, you will need the control number provided on the proxy card or voting instruction form. If you vote by mail, please complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed envelope.

How does the Board recommend that I vote?

The Board of Directors recommends that you vote:

  •
  "FOR" the election of each of the nominees to the Board of Directors;

  •
  "FOR" the approval of the U.S. Bancorp 2015 Stock Incentive Plan;

  •
  "FOR" the ratification of the selection of Ernst & Young LLP as our independent auditor for the 2015 fiscal year;

  •
  "FOR" the advisory approval of the compensation of our executives disclosed in this proxy statement; and

  •
  "AGAINST" the shareholder proposal seeking the establishment of a policy requiring that the Chairman of the Board be an independent director.

We are not aware of any other matters that will be voted on at the annual meeting. However, if any other business properly comes before the meeting, the persons named as proxies for shareholders will vote on those matters in a manner they consider appropriate.

4 U.S. Bancorp 2015 Proxy Statement

Questions and Answers About the Annual Meeting and Voting

What is the purpose of the meeting?

At our annual meeting, shareholders will act upon the matters outlined in the notice of annual meeting of shareholders and described in this proxy statement. Management will also report on our performance during the last fiscal year and, once the business of the annual meeting is concluded, respond to questions from shareholders.

Why did I receive a notice regarding the Internet availability of proxy materials instead of a printed copy of the proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (the "SEC"), we are furnishing our proxy materials to our shareholders primarily over the Internet instead of mailing printed copies of those materials to each shareholder. By doing so, we reduce costs and lessen the environmental impact of our annual meeting. On or about March 12, 2015, we mailed a notice of Internet availability of the proxy materials to most of our shareholders who had not previously requested printed materials. The notice contains instructions about how to access our proxy materials and vote online. This notice is not a proxy card and cannot be used to vote your shares. If you would like to receive a paper copy of our proxy materials, please follow the instructions on the notice.

We provided some of our shareholders, including shareholders who have previously requested to receive paper copies of the proxy materials and some of our shareholders who are participants in our benefit plans, with paper copies of the proxy materials instead of a notice. If you received paper copies of the notice or proxy materials, we encourage you to sign up to receive all of your future proxy materials electronically, as described under "How can I receive my proxy materials by e-mail in the future?" below.

Who is entitled to vote at the meeting?

The Board has set February 24, 2015, as the record date for the annual meeting. If you were a shareholder of record at the close of business on February 24, 2015, you are entitled to vote at the meeting. As of the record date, 1,782,705,465 shares of our common stock were issued and outstanding and, therefore, eligible to vote at the meeting.

What are my voting rights?

Holders of our common stock are entitled to one vote per share. Therefore, a total of 1,782,705,465 votes are entitled to be cast at the meeting. There is no cumulative voting.

How many shares must be present to hold the meeting?

In accordance with our bylaws, shares equal to at least one-third of the voting power of our outstanding shares of common stock as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the meeting if:

  •
  you have properly submitted a proxy vote by Internet, telephone or mail, even if you abstain from voting on one or more matters;

  •
  you are present and vote in person at the meeting; or

  •
  you hold your shares in street name (as discussed below) and you provide voting instructions to your broker, bank, trust or other nominee or you do not provide voting instructions but your broker, bank, trust or other nominee uses its discretionary authority to vote your shares on the ratification of the selection of our independent auditor.

What is the difference between a shareholder of record and a "street name" holder?

If your shares are registered directly in your name with our transfer agent, Computershare Investor Services, you are considered the shareholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares and your shares are said to be held in "street name."

U.S. Bancorp 2015 Proxy Statement 5

Questions and Answers About the Annual Meeting and Voting

Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the voting instruction form provided by it.

How do I vote if my shares are held in the U.S. Bank 401(k) Savings Plan?

If you hold any shares in the U.S. Bank 401(k) Savings Plan, you are receiving, or being provided access to, the same proxy materials as any other shareholder of record. However, your proxy vote will serve as voting instructions to the plan trustee. Your voting instructions must be received at least five days prior to the annual meeting in order to count. In accordance with the terms of the plan, the trustee will vote all of the shares held in the plan in the same proportion as the actual proxy votes submitted by plan participants at least five days prior to the annual meeting.

Can I vote my shares in person at the meeting?

If you are a shareholder of record, you may vote your shares in person by completing a ballot at the meeting. Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

If you are a street name holder, you may vote your shares in person at the meeting only if you obtain a signed letter or other document from your broker, bank, trust or other nominee giving you the right to vote the shares at the meeting.

If you are a participant in the U.S. Bank 401(k) Savings Plan, you may submit a proxy vote as described above, but you may not vote your 401(k) Savings Plan shares in person at the meeting.

What if I am a shareholder of record and do not specify how I want my shares voted?

If you submit your proxy by Internet or submit a signed proxy card and do not specify how you want to vote your shares, we will vote your shares in accordance with the recommendations of the Board. Our telephone voting procedures do not permit you to submit your proxy vote by telephone without specifying how you want your shares voted.

What if I hold my shares in street name and do not provide voting instructions?

If you hold your shares in street name and do not provide voting instructions, your broker, bank, trust or other nominee has discretionary authority to vote your shares on the ratification of the selection of Ernst & Young LLP as our independent auditor. However, in the absence of your specific instructions as to how to vote, your broker, bank, trust or other nominee does not have discretionary authority to vote on any other proposal. It is important, therefore, that you provide instructions to your broker, bank, trust or other nominee so that your vote with respect to the other proposals is counted.

What vote is required and what is the effect of abstentions?

You may vote "FOR," "AGAINST" or "ABSTAIN" for each nominee for the Board of Directors and on the other proposals. The following table summarizes for each proposal the votes required for approval of the proposal and the effect of voting "ABSTAIN."

Proposal	Votes Required for Approval	Effect of "ABSTAIN" Vote
Election of directors	Votes cast "FOR" exceed votes cast "AGAINST"	No effect

Approval of all other proposals	Majority of shares present and entitled to vote	Same effect as "AGAINST" vote

What does it mean if I receive more than one notice of Internet availability of proxy materials, proxy card, or voting instruction form?

If you receive more than one notice of Internet availability of proxy materials or more than one set of paper proxy materials, it means that you hold shares in more than one account. To ensure that all of your shares are voted,

6 U.S. Bancorp 2015 Proxy Statement

Questions and Answers About the Annual Meeting and Voting

vote separately for each notice of Internet availability of proxy materials, proxy card, and voting instruction form you receive.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before your proxy is voted at the annual meeting. If you are a shareholder of record, you may revoke your proxy and change your vote by:

  •
  voting again over the Internet or by telephone by no later than 11:59 p.m., Eastern time, on April 20, 2015 or by submitting a proxy card with a later date and returning it so that it is received by April 20, 2015; or

  •
  submitting written notice of revocation to our Corporate Secretary at the address shown on page 8 of this proxy statement so that it is received by April 20, 2015.

Attending the meeting will not revoke your proxy unless you specifically request to revoke it or submit a ballot at the meeting. To request an additional proxy card, or if you have any questions about the annual meeting or how to vote or revoke your proxy, you should write to Investor Relations, U.S. Bancorp, 800 Nicollet Mall, Minneapolis, MN 55402 or call (866) 775-9668.

If you hold your shares in street name, contact your broker, bank, trust or other nominee regarding how to revoke your proxy and change your vote. If you are a participant in the U.S. Bank 401(k) Savings Plan, you may revoke your proxy and change your vote as described above, but only until 11:59 p.m., Eastern time, on April 16, 2015.

Will my vote be kept confidential?

Yes. We have procedures to ensure that all proxies, ballots and voting tabulations that identify shareholders are kept permanently confidential, except as follows: to meet legal requirements, to assert claims for or defend claims against our company, to allow authorized individuals to count and certify the results of the shareholder vote if a proxy solicitation in opposition to the Board takes place, or to respond to shareholders who have written comments on proxy cards or who have requested disclosure. We also have the voting tabulations performed by an independent third party.

Who will count the votes?

Representatives of Broadridge Financial Solutions, Inc., our tabulation agent, will tabulate the votes and act as independent inspectors of election.

How do I attend the meeting?

You are entitled to attend the annual meeting only if you were, or you hold a valid legal proxy naming you to act for, one of our shareholders on the record date. Before we will admit you to the meeting, we must be able to confirm:

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  your identity by reviewing a valid form of photo identification, such as a driver's license; and

  •
  that you were, or are validly acting for, a shareholder of record on the record date by:
    >
    verifying your name and stock ownership against our list of registered shareholders, if you are the record holder of your shares;

    >
    reviewing other evidence of your stock ownership, such as the notice of Internet availability that was mailed to you or your most recent brokerage or bank statement, if you hold your shares in street name; or

    >
    reviewing a written proxy that shows your name and is signed by the shareholder you are representing, in which case either the shareholder must be a registered shareholder of record or you must have a brokerage or bank statement for that shareholder as described above.

Please let us know if you plan to attend the meeting by responding affirmatively when prompted during Internet or telephone voting or by marking the attendance box on your proxy card.

At the entrance to the meeting, we will verify that your name appears in our stock records, or will inspect your brokerage or bank statement as your proof of ownership or any written proxy you present as the representative of

U.S. Bancorp 2015 Proxy Statement 7

Questions and Answers About the Annual Meeting and Voting

a shareholder. We will decide in our sole discretion whether the documentation you present for admission to the meeting meets the requirements described above. The admission of persons who are guests of shareholders is subject to the discretion of management. Anyone needing special assistance should call Investor Relations at (866) 775-9668. Please allow ample time for the admission procedures described above.

If you are not able to attend the meeting, you will still be able to access an audio replay of the management presentation given at the meeting from our website. You can find instructions on how to access the replay and the presentation materials on our website at www.usbank.com by clicking on "About U.S. Bank" and then "Webcasts & Presentations."

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trusts or other nominees for forwarding proxy materials to street name holders. We have retained D.F. King & Co. to assist in the solicitation of proxies for the annual meeting for a fee of approximately $10,500, plus associated costs and expenses.

We are soliciting proxies primarily by mail. In addition, our directors, officers and employees may solicit proxies by telephone, facsimile, e-mail or in person. They will not receive any additional compensation for these activities.

How can I contact U.S. Bancorp's Board of Directors?

You or any other interested party may communicate with our Board of Directors by sending a letter addressed to our Board of Directors, non-management directors, lead director or specified individual directors to:

  The Office of the Corporate Secretary
  U.S. Bancorp
  BC-MN-H23I
  800 Nicollet Mall
  Minneapolis, MN 55402

Any such letters will be delivered to the independent lead director, or to a specified director if so addressed. Letters relating to accounting matters will also be delivered to our chief risk officer for handling in accordance with the Audit Committee's policy on investigation of complaints relating to accounting matters.

How can I receive my proxy materials by e-mail in the future?

Instead of receiving future paper copies of the notice of Internet availability of proxy materials or our proxy materials by mail, you can elect to receive an e-mail with links to these documents, your control number and instructions for voting over the Internet. Opting to receive your proxy materials by e-mail will save the cost of producing and mailing documents to you and will also help conserve environmental resources. Your e-mail address will be kept separate from any other company operations and will be used for no other purpose.

If we mailed you a notice of Internet availability of proxy materials or a printed copy of our proxy statement and annual report and you would like to sign up to receive these materials by e-mail in the future, you can choose this option by:

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  following the instructions provided on your proxy card or voting instruction form if you received a paper copy of the proxy materials;

  •
  following the instructions provided when you vote over the Internet; or

  •
  going to http://enroll.icsdelivery.com/usb and following the instructions provided.

You may revoke this request at any time by following the instructions at http://enroll.icsdelivery.com/usb. Your election is permanent unless you revoke it later.

8 U.S. Bancorp 2015 Proxy Statement

Proposal 1 — Election of Directors

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board of Directors currently has 16 members, and directors are elected annually to one-year terms. Fourteen of our current directors have been nominated for election by the Board to hold office until the 2016 annual meeting and the election of their successors. Y. Marc Belton and Victoria Buyniski Gluckman are currently serving as directors but have chosen not to stand for re-election at the 2015 annual meeting.

All of the nominees currently serve on our Board, and each of them has previously been elected by the shareholders except for Kimberly J. Harris and Scott W. Wine. Ms. Harris was recommended to the Governance Committee for consideration by a director search firm, and Mr. Wine was recommended to the Governance Committee for consideration by one of our directors. The Board has determined that, except for Richard K. Davis, each nominee for election as a director at the annual meeting is independent from U.S. Bancorp as discussed later in this proxy statement under "Corporate Governance — Director Independence."

Director Selection and Qualifications

Director Nominee Selection Process

The selection process for first-time director candidates includes the following steps:

  •
  identification of director candidates by the Governance Committee based upon suggestions from current directors and executive officers and recommendations received from shareholders;

  •
  possible engagement of a director search firm to provide names and biographies of director candidates for the Governance Committee's consideration;

  •
  interviews of candidates by the chair of the Governance Committee, the lead director, the Chairman of the Board and at least one other Governance Committee member;

  •
  reports to the Board by the Governance Committee on the selection process;

  •
  recommendations by the Governance Committee; and

  •
  formal nomination by the Board for inclusion in the slate of directors at the annual meeting.

Director candidates recommended by shareholders are given the same consideration as candidates suggested by a search firm, directors, or executive officers. A shareholder seeking to recommend a prospective candidate for the Governance Committee's consideration should submit the candidate's name and sufficient written information about the candidate to permit a determination by the Governance Committee whether the candidate meets the director selection criteria set forth below and in our Corporate Governance Guidelines. Recommendations should be sent to the Chair of the Governance Committee in care of the Corporate Secretary of U.S. Bancorp at the address listed on page 8 of this proxy statement.

Director Qualification Standards

We will only consider individuals as candidates for director who possess the highest personal and professional ethics, integrity and values, and who are committed to representing the long-term interests of our shareholders. In evaluating candidates for nomination as a director of U.S. Bancorp, the Governance Committee will also consider other criteria, including:

  •
  current or recent experience as a chief executive officer of a public company or as a leader of another major complex organization;

  •
  business and financial expertise;

  •
  geography;

  •
  experience as a director of a public company;

  •
  diversity of gender, ethnicity, viewpoints, background, experience and other demographics;
U.S. Bancorp 2015 Proxy Statement 9

Proposal 1 — Election of Directors

  •
  independence;

  •
  ability to work in a collegial manner with persons of different education, business and cultural backgrounds;

  •
  possession of skills and expertise that complement the attributes of the existing directors; and

  •
  freedom from conflicts of interest.

For incumbent directors, the Governance Committee also considers the director's attendance, participation in the work of the Board and overall contribution to the Board. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively and should be committed to serving on the Board for an extended period of time. One or more of our directors must possess the education or experience required to qualify as an audit committee financial expert.

2015 Nominees for Director

Each of our director nominees meets the qualification standards described above and in our Corporate Governance Guidelines. In nominating current and new directors, our Governance Committee considers, among other things:

  •
  Business Experience. Our Governance Committee considers the balance of business experience represented on the Board. Many of our directors have had experience as a chief executive officer of a large publicly held or private corporation. This background provides experience in risk assessment, corporate governance matters and interaction with boards of directors. It also provides experience in general management of large organizations, and oversight of finance, marketing, sales and administrative functions. Many of our directors have current or recent experience as a director of another large publicly held or private company, which also provides valuable experience in addressing complex governance and business issues relevant to our company.

  •
  Diversity. Our Governance Committee regularly reviews the composition of the Board in light of the backgrounds, industries, skills, professional experience, geographic communities, gender, race, ethnicity and other personal qualities and attributes represented by our current members. The Governance Committee also reviews Board self-evaluations and information with respect to the business and professional expertise represented by current members in order to identify any specific skills and backgrounds desirable in future Board members. The Governance Committee incorporates this broad view of diversity into its director nomination process by taking into account all of the above factors when evaluating and recommending director nominees to serve on the Board to ensure that the Board's composition as a whole appropriately reflects the current and anticipated needs of the Board and the company. In implementing this practice, the Governance Committee may place more emphasis on attracting or retaining directors with certain specific skills or experience, such as industry, regulatory, public policy, accounting or financial expertise, depending on the current business strategy and environment and the composition of the Board at the time.

  •
  Tenure. Our Governance Committee also believes that it is important to maintain a balance of tenure on the Board, in order to include the business, industry and governance experience of longer-serving directors, the fresh perspectives contributed by new directors, and the value of continuity as Board composition changes. Our Governance Committee approaches its task of recommending candidates for election or re-election with the goal of having a mix of directors with long, medium and short tenures on the Board. Our Board has experienced a measured rate of refreshment in recent years, including the addition of two new directors in 2014 and the decision by two of our directors not to stand for re-election in 2015, which the Governance Committee believes is appropriate for our Board and company at this time.

Each of the nominees has agreed to serve as a director if elected. Proxies may not be voted for more than 14 directors. If, for any reason, any nominee becomes unable to serve before the election, the persons named as proxies will vote your shares for a substitute nominee selected by the Board of Directors. Alternatively, the Board of Directors, at its option, may reduce the number of directors that are nominated for election. In addition, as described below under "Corporate Governance — Majority Vote Standard for Election of Directors," each of the

10 U.S. Bancorp 2015 Proxy Statement

Proposal 1 — Election of Directors

nominees has tendered his or her contingent resignation as a director in accordance with our corporate governance guidelines to be effective if he or she fails to receive the required vote for election to the Board and the Board accepts the tendered resignation.

Included below is certain information that the nominees for election as directors have provided as well as additional information that the Board considered in nominating the individuals for election to the Board. Board service dates listed include service as directors of U.S. Bancorp's predecessor companies.

Douglas M. Baker, Jr. Director since 2008 Committees > Governance > Risk Management

Business Experience:    Mr. Baker, 56, is the Chairman and Chief Executive Officer of Ecolab Inc., a provider of water and hygiene services and technologies for the food, hospitality, industrial and energy markets. He has served as Chairman since May 2006 and Chief Executive Officer since July 2004. He served as President of Ecolab from 2002 until 2011. He joined Ecolab in 1989 and held various leadership positions within the company before being named President and Chief Operating Officer in 2002.

Other Directorships:

•

Ecolab Inc. since February 2004 (Chairman; Safety, Health and Environment Committee)

•

Target Corporation since 2013 (Compensation and Nominating and Governance Committees)

Skills and Qualifications:    Mr. Baker provides the valuable perspective gained from leading a company through the current economic and corporate governance environment as the CEO of an S&P 500 industrial company with global operations.

Arthur D. Collins, Jr. Lead Director Director since 1996 Committees > Compensation and Human Resources > Governance > Executive

Business Experience:    Mr. Collins, 67, is the retired Chairman and Chief Executive Officer of Medtronic, Inc., a leading medical device and technology company, and, like U.S. Bancorp, an S&P 100 company. Mr. Collins served as Chairman of Medtronic from 2002 until August 2008 and Chief Executive Officer from 2002 until August 2007. Mr. Collins also served as Chief Operating Officer of Medtronic from 1994 to 1996 and as President and Chief Operating Officer from 1996 to 2002. Since April 2009, Mr. Collins has acted as a senior advisor for Oak Hill Capital Partners, which manages a private equity portfolio of over $8 billion of private equity capital, and over $20 billion of investment capital.

Other Directorships:

•

Cargill, Incorporated since 2000 (Human Resources Committee Chair; Governance, Audit and Executive Committees)

•

The Boeing Company since 2007 (Compensation Committee Chair; Governance, Organization and Nominating Committee)

•

Alcoa Inc. since 2010 (Audit and Compensation and Benefits Committees)

•

Medtronic, Inc. from 2002 to 2008

Skills and Qualifications:    Mr. Collins's experience at Medtronic and Oak Hill Capital gives him a broad perspective on a variety of business and financial issues that is valuable in his service on our Board. His experience on the boards of large public corporations has given him corporate governance expertise that is particularly valuable in his role as lead director of our Board. In addition, Mr. Collins's experience on Cargill's Board has provided direct financial services experience, as Cargill has a number of significant business segments in the financial services sector.

U.S. Bancorp 2015 Proxy Statement 11

Proposal 1 — Election of Directors

Richard K. Davis Director since 2006 Committees > Chair, Executive > Risk Management

Business Experience:    Mr. Davis, 57, is Chairman, President and Chief Executive Officer of U.S. Bancorp. He has served as Chairman since December 2007, as President since October 2004 and as Chief Executive Officer since December 2006. He also served as Chief Operating Officer of U.S. Bancorp from October 2004 until December 2006. Mr. Davis has held management positions with our company since joining Star Banc Corporation, one of our predecessors, as Executive Vice President in 1993.

Other Directorships:

•

Xcel Energy Inc. since 2006 (Lead Director; Finance Committee)

Skills and Qualifications:    As Chairman, President and Chief Executive Officer of U.S. Bancorp, Mr. Davis brings to all Board discussions and deliberations deep knowledge of the company and its business and is the voice of management on the Board. Mr. Davis also brings extensive leadership experience and industry knowledge to the Board gained as Chairman of the Financial Services Roundtable, as Chairman of The Clearing House, and as representative for the Ninth District of the Federal Reserve where he serves on its Financial Advisory Committee. Additionally, his service as lead director of the Xcel Energy board of directors broadens his experience of overseeing management in an industry subject to extensive regulation.

Kimberly J. Harris Director since 2014 Committees > Community Reinvestment and Public Policy > Risk Management

Business Experience:    Ms. Harris, 50, is the President and Chief Executive Officer of Puget Energy, Inc., an energy services holding company, and its subsidiary Puget Sound Energy, Inc., a utility company providing electric and natural gas service in the northwest United States. She has served in these positions since March 2011. Ms. Harris served as President of Puget Energy and Puget Sound Energy from July 2010 through February 2011 and as Executive Vice President and Chief Resource Officer from May 2007 until July 2010. Ms. Harris served as Senior Vice President Regulatory Policy and Energy Efficiency of these companies from 2005 until May 2007.

Other Directorships:

•

Puget Energy, Inc. and Puget Sound Energy, Inc. since 2011

Skills and Qualifications:    As the current President and Chief Executive Officer of a company in a heavily regulated, critical infrastructure industry, Ms. Harris brings valuable risk management, regulatory compliance and leadership experience to our Board of Directors.

12 U.S. Bancorp 2015 Proxy Statement

Proposal 1 — Election of Directors

Roland A. Hernandez Director since 2012 Committees > Audit > Community Reinvestment and Public Policy

Business Experience:    Mr. Hernandez, 57, is the Founding Principal and Chief Executive Officer of Hernandez Media Ventures, a privately held company engaged in the acquisition and management of media assets. He has served in this capacity since January 2001. Mr. Hernandez served as Chairman of Telemundo Group, Inc., a Spanish-language television and entertainment company, from 1998 to 2000 and as President and Chief Executive Officer from 1995 to 2000.

Other Directorships:

•

MGM Resorts International since 2002 (Lead Director; Audit Committee Chair; Corporate and Social Responsibility Committee)

•

Vail Resorts, Inc. since 2002 (Lead Director; Nominating and Governance Committee Chair; Executive and Audit Committees)

•

Belmond Ltd. (formerly Orient Express Hotels Ltd.) since 2013 (Chairman)

•

Sony Corporation from 2008 to 2013

•

The Ryland Group, Inc. from 2001 to 2012

•

Lehman Brothers Holdings, Inc. from 2005 to 2012

•

Wal-Mart Stores, Inc. from 1998 to 2008

•

Telemundo Group, Inc. from 1990 to 2000

Skills and Qualifications:    As the former President, Chief Executive Officer and Chairman of a television and entertainment company, and through his experience on the Boards of MGM Resorts, Sony Corporation and Wal-Mart Stores, Mr. Hernandez has gained a broad understanding of the retail consumer particularly relevant to a major consumer bank such as U.S. Bank. In addition, with his extensive experience on the boards of large public corporations, Mr. Hernandez brings broad corporate governance expertise, along with significant knowledge of board operations, to our Board of Directors.

Doreen Woo Ho Director since 2012 Committees > Audit > Risk Management

Business Experience:    Ms. Woo Ho, 67, is a Commissioner of the San Francisco Port Commission, the governing board responsible for the San Francisco, California, waterfront adjacent to San Francisco Bay. She served as President of the Port Commission from January 2012 until January 2014 and has served as a Commissioner since May 2011. Ms. Woo Ho served as President and Chief Executive Officer of United Commercial Bank, a California commercial bank, from September 2009 to November 2009. She served as President of Community Banking at United Commercial from January 2009 to September 2009. Ms. Woo Ho served as Executive Vice President responsible for Enterprise Marketing at Wells Fargo & Company, a diversified financial services company, in 2008. She served as President of the Consumer Credit Group of Wells Fargo from 1998 to 2007. Ms. Woo Ho was also a member of the Wells Fargo Management Committee from 1999 to 2008.

 Skills and Qualifications:    Ms. Woo Ho's over 35 years of commercial and consumer banking experience brings valuable industry experience and knowledge to U.S. Bancorp's Board.

U.S. Bancorp 2015 Proxy Statement 13

Proposal 1 — Election of Directors

Joel W. Johnson Director since 1999 Committees > Audit > Risk Management

Business Experience:    Mr. Johnson, 71, is the retired Chairman and Chief Executive Officer of Hormel Foods Corporation, a food processing company, and serves as a director of the Hormel Foundation. Mr. Johnson served as Chairman of Hormel from 1995 through October 2006 and Chief Executive Officer from 1993 through December 2005. He served as President from 1992 until May 2004. He joined Hormel in 1991 as Executive Vice President, Sales and Marketing.

Other Directorships:

•

Meredith Corporation since 1994 (Finance Committee Chair; Nominating/Governance Committee)

•

Ecolab Inc. since 1996 (Audit Committee Chair; Governance Committee)

•

Hormel Foods Corporation from 1991 to 2006

 Skills and Qualifications:    Mr. Johnson's perspective as the former Chairman and Chief Executive Officer of a multinational S&P 500 consumer products company is valuable to U.S. Bancorp, given its major consumer lines of business as well as businesses expanding outside U.S. markets.

Olivia F. Kirtley Director since 2006 Committees > Chair, Audit > Compensation and Human Resources > Executive

Business Experience:    Ms. Kirtley, 64, a Certified Public Accountant and Chartered Global Management Accountant, is a business consultant on strategic and corporate governance issues. She has served in this capacity during all of the past five years. Ms. Kirtley brings extensive experience, expertise and insight to our Board in the areas of audit and corporate governance. In addition to her expertise in audit and tax issues developed in part as a senior manager at a predecessor to auditing firm Ernst & Young LLP, Ms. Kirtley also brings corporate management experience from her tenure at Vermont American Corporation, where she held the positions of Treasurer, Vice President and Chief Financial Officer.

Other Directorships:

•

Res-Care, Inc. since 1998 (Audit Committee Chair; Governance & Nominating Committee)

•

Papa Johns International, Inc. since 2003 (Audit Committee Chair; Compensation Committee)

•

Lancer Corporation from 1999 to 2006

•

Alderwoods Group, Inc. from 2002 to 2006

Skills and Qualifications:    Ms. Kirtley's excellence in her field has been recognized in her current service as President and Chairman of the Board of the International Federation of Accountants (IFAC), which facilitates the establishment of international auditing, ethics and education standards for the global accounting profession, and her past service as Chair of the American Institute of Certified Public Accountants and Chair of the AICPA Board of Examiners. In addition, she brings to our Board and Governance Committee a deep understanding of a wide range of current governance issues gained by her work as a corporate governance consultant and a faculty member of The Conference Board Directors' Institute.

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Proposal 1 — Election of Directors

Jerry W. Levin Director since 1995 Committees > Chair, Governance > Compensation and Human Resources > Executive

Business Experience:    Mr. Levin, 70, is Chairman of Wilton Brands Inc., a creative consumer products company, and has served in that position since October 2009. He served as Chief Executive Officer of Wilton Brands Inc. from October 2009 until March 2014. Mr. Levin has also served as Chairman and Chief Executive Officer of JW Levin Partners LLC, a management and investment firm, since founding the firm in February 2005. He served as Vice Chairman of Clinton Group, a private diversified asset management company, from December 2007 until October 2008. Mr. Levin served as Chairman of Sharper Image Corporation, a specialty retailer, from September 2006 until April 2008 and as interim Chief Executive Officer from September 2006 until April 2007. From 1998 until January 2005, Mr. Levin served as the Chairman and Chief Executive Officer of American Household, Inc. (formerly Sunbeam Corporation), a leading consumer products company.

Other Directorships:

•

Ecolab Inc. since 1992 (Lead Director; Governance Committee Chair; Compensation Committee)

•

Lorillard, Inc. since 2014

•

Saks Incorporated from 2007 to 2013

•

Sharper Image Corporation from 2006 to 2008

•

Wendy's International from 2006 to 2008

•

American Household, Inc. (formerly Sunbeam Corporation) from 1998 to 2005

Skills and Qualifications:    Mr. Levin has served as the CEO of six well-known companies, including those listed above, in the branded consumer products sector, and possesses significant expertise in corporate strategy and governance through his successful career as a turnaround, restructuring, and mergers and acquisitions expert. Retail branding and marketing expertise is important to U.S. Bancorp's businesses, and Mr. Levin's expertise in those fields provides great value to our Board.

David B. O'Maley Director since 1995 Committees > Chair, Compensation and Human Resources > Governance > Executive

Business Experience:    Mr. O'Maley, 68, is the retired Chairman, President and Chief Executive Officer of Ohio National Mutual Holdings, Inc. and its subsidiary Ohio National Financial Services, Inc., an intermediate insurance holding company that markets insurance and financial products through its affiliates, including The Ohio National Life Insurance Company. Mr. O'Maley served as Executive Chairman of these companies from November 2010 to May 2012 after serving as Chairman, President and Chief Executive Officer of Ohio National Mutual Holdings and Ohio National Financial Services from 1994 until November 2010. He joined Ohio National in 1992.

Other Directorships:

•

The Midland Company from 1998 to 2008

Skills and Qualifications:    As the retired Chairman, President and Chief Executive Officer of a large financial services company, Mr. O'Maley provides significant financial industry expertise to our Board discussions and is familiar with regulatory and business challenges facing financial services companies.

U.S. Bancorp 2015 Proxy Statement 15

Proposal 1 — Election of Directors

O'dell M. Owens, M.D., M.P.H. Director since 1991 Committees > Chair, Community Reinvestment and Public Policy > Audit > Executive

Business Experience:    Dr. Owens, 67, is President of Cincinnati State Technical and Community College, an institution of higher education, and has served in that position since September 2010. Dr. Owens has also been providing services as an independent consultant in medicine, business, education and work-site employee benefits since 2001 and has served as the President and Chairman of the Board for Project GRAD (Graduation Really Achieves Dreams), a national non-profit organization formed to improve inner-city education, since 2001. From 2004 to 2010, Dr. Owens served as Coroner of Hamilton County, Ohio.

Skills and Qualifications:    An internationally known physician and an entrepreneur with accomplished administrative skills in medicine, education and business who has served the public on a variety of community boards, Dr. Owens brings a unique perspective to our Board by combining business expertise and leadership with a strong focus on community service and public policy. Dr. Owens has served as president and chairman of national non-profit organizations devoted to education and empowerment, and has focused his efforts on founding and supporting a number of community service organizations. Dr. Owens's experience is especially valuable in his role as chair of our Board's Community Reinvestment and Public Policy Committee.

Craig D. Schnuck Director since 2002 Committees > Community Reinvestment and Public Policy > Risk Management

Business Experience:    Mr. Schnuck, 66, is the former Chairman and Chief Executive Officer of Schnuck Markets, Inc., a regional supermarket chain. He was elected President of Schnuck Markets in 1984 and served as Chief Executive Officer from 1989 until January 2006. He served as Chairman from January 1991 until December 2006. Mr. Schnuck continued to be active in the Schnuck Markets business as Chair of its Executive Committee from 2007 until 2014 and was named Chairman Emeritus in 2014.

Skills and Qualifications:    Mr. Schnuck brings to our company substantial leadership experience gained as the long-serving Chairman, Chief Executive Officer and Chair of the Executive Committee of a large, regional food retailer. Mr. Schnuck also served for nine years on the board of governors of the Uniform Code Council, the agency that oversees his industry's most fundamental technologies, serving as Chairman for two terms, giving him additional insight into technological innovation in retail business, which is an important focus in various U.S. Bancorp business lines.

16 U.S. Bancorp 2015 Proxy Statement

Proposal 1 — Election of Directors

Patrick T. Stokes Director since 1992 Committees > Chair, Risk Management > Governance > Executive

Business Experience:    Mr. Stokes, 72, is the former Chairman and former Chief Executive Officer of Anheuser-Busch Companies, Inc., a marketer and producer of beer, operator of family entertainment parks and manufacturer of packaging materials which is now a part of Anheuser-Busch In-Bev N.V./S.A. He served as Chairman of Anheuser-Busch Companies,  Inc. from December 2006 to November 2008. He served as President and Chief Executive Officer from 2002 until December 2006 and was affiliated with Anheuser-Busch commencing in 1969.

Other Directorships:

•

Ameren Corporation since 2004 (Human Resources Committee Chair; Finance Committee)

•

Anheuser-Busch Companies,  Inc. from 2006 to 2008

Skills and Qualifications:    As the former Chairman and Chief Executive Officer of a large, multinational consumer products company, Mr. Stokes's experience in the retail industry, along with the customer service and customer experience critical to that company's theme parks, brings valuable consumer and retail insights to our Board. Mr. Stokes also has valuable management experience in another highly regulated industry through his service as a director of Ameren Corporation, an S&P 500 electric and natural gas utility company.

Scott W. Wine Director since 2014 Committees > Audit > Community Reinvestment and Public Policy

Business Experience:    Mr. Wine, 47, is the Chairman and Chief Executive Officer of Polaris Industries Inc., a worldwide manufacturer and marketer of innovative high-performance motorized products. He has served as Chairman since 2013, and Chief Executive Officer since 2008. Mr. Wine served as President of Fire Safety Americas, a division of United Technologies Corporation, from 2007 to 2008. Prior to that time, Mr. Wine held various senior leadership positions at Danaher Corporation and Honeywell International, Inc. from 1996 to 2007.

Other Directorships:

•

Polaris Industries Inc. since 2008 (Technology Committee)

•

Terex Corporation since 2011 (Audit and Compensation Committees)

Skills and Qualifications:    Mr. Wine's experience as the Chairman and Chief Executive Officer of a large international manufacturing company gives him broad and valuable experience in a consumer business with a focus on growing operations within domestic and overseas markets. He contributes to the Board a current perspective on the governance and management environment gained from his leadership of a publicly traded company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF THE 14 NOMINATED DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING AND THE ELECTION OF THEIR SUCCESSORS.

U.S. Bancorp 2015 Proxy Statement 17

Corporate Governance

CORPORATE GOVERNANCE

Our Board of Directors and management are dedicated to exemplary corporate governance. Good corporate governance is vital to our continued success. Our Board of Directors has adopted Corporate Governance Guidelines to provide a corporate governance framework for our directors and management to effectively pursue our objectives for the benefit of our shareholders. The Board reviews and updates these guidelines and the charters of the Board committees at least annually in response to evolving best practices and the results of annual Board and committee evaluations. Our Corporate Governance Guidelines, as well as our Code of Ethics and Business Conduct, can be found at www.usbank.com by clicking on "About U.S. Bank" and then "Corporate Governance" and then, as applicable, "Corporate Governance Guidelines" or "Code of Ethics."

Director Independence

Our Board of Directors has determined that each of the following directors, comprising all of our non-employee directors, has no material relationship with U.S. Bancorp and is independent: Douglas M. Baker, Jr., Y. Marc Belton, Victoria Buyniski Gluckman, Arthur D. Collins, Jr., Kimberly J. Harris, Roland A. Hernandez, Doreen Woo Ho, Joel W. Johnson, Olivia F. Kirtley, Jerry W. Levin, David B. O'Maley, O'dell M. Owens, M.D., M.P.H., Craig D. Schnuck, Patrick T. Stokes and Scott W. Wine. Richard K. Davis, our only other director, is not independent because he is an executive officer of U.S. Bancorp.

Our Board has adopted a set of standards in our Corporate Governance Guidelines to assist it in assessing the independence of each of our directors. Absent other material relationships with U.S. Bancorp, a director of U.S. Bancorp who otherwise meets the independence qualifications of the New York Stock Exchange (the "NYSE") listing standards may be deemed "independent" by the Board of Directors after consideration of all of the relationships between U.S. Bancorp, or any of our subsidiaries, and the director, or any of his or her immediate family members (as defined in the NYSE listing standards), or any entity with which the director or any of his or her immediate family members is affiliated by reason of being a partner, executive officer or a significant shareholder thereof; provided that an individual is not deemed to be an executive officer of an organization if that role does not constitute his or her principal occupation. However, ordinary banking relationships (such as depository, lending, transfer agency, registrar, trust and custodial, private banking, investment management, securities brokerage, cash management and other services readily available from other financial institutions) are not considered by the Board in determining a director's independence, as the Board considers these relationships to be categorically immaterial. A banking relationship is considered "ordinary" if:

  •
  the relationship is on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons;

  •
  with respect to an extension of credit, it has been made in compliance with applicable law, including Regulation O of the Board of Governors of the Federal Reserve and Section 13(k) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

  •
  no event of default has occurred and is continuing beyond any cure period; and

  •
  the relationship has no other extraordinary characteristics.

In assessing the independence of our directors, our Governance Committee and full Board carefully considered all of the business relationships between U.S. Bancorp and our directors and their respective affiliated companies, other than ordinary banking relationships. This review was based primarily on responses of the directors to a questionnaire regarding employment, business, familial, compensation and other relationships with U.S. Bancorp and our management. Where relationships other than ordinary banking relationships existed, the Board determined that, except in the case of Mr. Davis, none of the relationships between U.S. Bancorp and the directors or the directors' affiliated companies impairs the directors' independence because the amounts involved are immaterial to the directors or to those companies when compared to their annual income or gross revenues. The Board also determined that, for all of the relationships between U.S. Bancorp and our directors or the directors' affiliated companies, none of the relationships had unique characteristics that could influence the director's impartial judgment as a director of U.S. Bancorp.

18 U.S. Bancorp 2015 Proxy Statement

Corporate Governance

The business relationships between U.S. Bancorp and our directors or the directors' affiliated companies that were considered by the Board were:

  •
  U.S. Bank has a real estate lease arrangement with General Mills, Inc., of which Y. Marc Belton is Executive Vice President, Global Strategy, Growth and Marketing Innovation. During 2014, U.S. Bank paid General Mills $1.3 million as part of this arrangement, which pre-dates Mr. Belton's service on our Board. General Mills' reported consolidated net sales in 2014 were approximately $17.9 billion;

  •
  Victoria Buyniski Gluckman's son is a non-executive employee in U.S. Bank's consumer banking business line, who received less than $120,000 in compensation in 2014; and

  •
  Douglas M. Baker, Jr.'s son is a non-executive employee in U.S. Bank's wholesale banking business line, who received less than $120,000 in compensation in 2014.

The Board also considered the relationship between U.S. Bancorp and Schnuck Markets, Inc., a corporation with which our director Craig D. Schnuck is affiliated, which is described later in this proxy statement under the heading "Certain Relationships and Related Transactions — Related Person Transactions."

Board Meetings and Committees

The Board of Directors conducts its business through meetings of the Board and the following standing committees: Audit, Governance, Compensation and Human Resources, Risk Management, Community Reinvestment and Public Policy, and Executive. The standing committees report on their deliberations and actions at each full Board meeting. Each of the standing committees has the authority to engage outside experts, advisors and counsel to the extent it considers appropriate to assist the committee in its work. Each of the standing committees has adopted and operates under a written charter. These charters can be found on our website at www.usbank.com by clicking on "About U.S. Bank" and then "Corporate Governance" and "Board of Directors."

The Board of Directors held eight meetings during fiscal year 2014. Each director attended at least 75% of the total meetings of the Board and Board committees on which he or she served during the fiscal year. The average attendance rate of all directors in 2014 was 98%.

Executive Sessions

The non-employee directors meet in executive session, without the CEO or any other member of management present, at the end of each regularly scheduled Board meeting and may meet without the CEO at any other time. The lead director presides over these executive sessions. See "Board Leadership Structure." In addition, at each regularly scheduled meeting, the Board holds a session between the CEO and the independent directors. This provides a platform for discussions outside the presence of the non-Board management attendees, as well as an opportunity for the independent directors to go into executive session (without the CEO). During each committee meeting, the committees have the opportunity to hold executive sessions without members of management present.

Director Education

We believe that it is of utmost importance that our directors receive additional information and training about issues that are critical to exercising prudent oversight of the management of our company. We have implemented a robust director education program that begins with in-depth training covering our industry, financial reporting, and each of our lines of business, and that continues with special education sessions throughout the year that highlight current business, industry, regulatory and governance topics presented by internal and external experts.

Board Performance Evaluations

Our Governance Committee conducts an annual assessment of the Board's performance to determine whether it and its committees are functioning effectively. Each director completes a questionnaire with respect to the Board

U.S. Bancorp 2015 Proxy Statement 19

Corporate Governance

and each committee on which he or she serves. The chair of the Governance Committee and the lead director review all survey responses, and the chairs of the other committees also review the survey responses for their respective committees. The Board and the committees discuss the results of the surveys at their next meeting. In addition, the chair of the Governance Committee meets with each director individually each year to discuss the director's performance on the Board.

Committee Member Qualifications

All of the Audit Committee members meet the independence and experience requirements of the NYSE and the SEC. As part of those requirements, our Board of Directors has determined that each member of the Audit Committee is independent and financially literate, and each of our audit committee financial experts has accounting or other financial management expertise. Our Board of Directors has identified Olivia F. Kirtley, our Audit Committee chair, and Roland A. Hernandez, Joel W. Johnson and Scott W. Wine as audit committee financial experts as defined under the rules of the SEC. The Audit Committee charter generally prohibits Audit Committee members from serving on more than two other public company audit committees. Currently, no Audit Committee member exceeds this restriction.

All of the Governance Committee members and Compensation and Human Resources Committee members also meet the independence requirements of the NYSE, including, with respect to the Compensation and Human Resources Committee members, the NYSE's independence requirements specific to members of compensation committees.

Committee Responsibilities

Committee	Primary Responsibilities and Membership
Audit Held 9 meetings during 2014

•

Assisting the Board of Directors in overseeing the quality and integrity of our financial statements, including matters related to internal controls, our compliance with legal and regulatory requirements, the qualifications and independence of our independent auditor, the integrity of the financial reporting processes, both internal and external, and the performance of our internal audit function and independent auditor; and

•

appointing, compensating, retaining and overseeing the work of the independent auditor.

Members: Olivia F. Kirtley (Chair), Y. Marc Belton, Roland A. Hernandez, Doreen Woo Ho, Joel W. Johnson, O'dell M. Owens, M.D., M.P.H. and Scott W. Wine

Governance Held 6 meetings during 2014

•

Discharging the Board's responsibilities relating to corporate governance matters, including developing and recommending to the Board a set of corporate governance principles;

•

overseeing succession planning for our CEO;

•

identifying and recommending to the Board individuals qualified to become directors;

•

managing the performance review process for our current directors;

•

reviewing and evaluating significant capital expenditures and potential mergers and acquisitions;

•

overseeing the evaluation of management; and

•

making recommendations to the Board regarding any shareholder proposals.

Members: Jerry W. Levin (Chair), Douglas M. Baker, Jr., Arthur D. Collins, Jr., David B. O'Maley and Patrick T. Stokes

20 U.S. Bancorp 2015 Proxy Statement

Corporate Governance

Committee	Primary Responsibilities and Membership
Compensation and Human Resources Held 7 meetings during 2014

•

Discharging the Board's responsibilities relating to the compensation of our executive officers and non-employee directors;

•

recommending to the Board for approval executive officer incentive compensation plans and all equity-based incentive plans;

•

approving other compensation plans, practices and programs;

•

evaluating and discussing with the appropriate officers of our company the incentives for risk-taking contained in our incentive compensation plans and programs; and

•

evaluating the CEO's performance and overseeing succession planning for executive officers other than our CEO.

Members: David B. O'Maley (Chair), Victoria Buyniski Gluckman, Arthur D. Collins, Jr., Olivia F. Kirtley and Jerry W. Levin

Risk Management Held 7 meetings during 2014

•

Overseeing our overall risk management function, which governs the management of credit, interest rate, liquidity, market, capital, operational, compliance, strategic and reputational risk;

•

reviewing and approving our company's risk appetite statement; and

•

reviewing and approving the issuance or repurchase of equity securities and other significant financial transactions and equity investments.

Members: Patrick T. Stokes (Chair), Douglas M. Baker, Jr., Richard K. Davis, Kimberly J. Harris, Doreen Woo Ho, Joel W. Johnson and Craig D. Schnuck

Community Reinvestment and Public Policy Held 4 meetings during 2014

•

Reviewing and considering our position and practices on matters of public interest and public responsibility and similar issues involving our relationship with the community at large;

•

reviewing our activities, performance and compliance with the Community Reinvestment Act and fair lending regulations; and

•

reviewing our policies and procedures with respect to sustainability and corporate political contributions and related activity.

Members: O'dell M. Owens, M.D., M.P.H. (Chair), Y. Marc Belton, Victoria Buyniski Gluckman, Kimberly J. Harris, Roland A. Hernandez, Craig D. Schnuck and Scott W. Wine

Executive Held 0 meetings during 2014	The Executive Committee has authority to exercise all powers of the Board of Directors between regularly scheduled Board meetings.

Members: Richard K. Davis (Chair), Arthur D. Collins, Jr. (Lead Director), Olivia F. Kirtley, Jerry W. Levin, David B. O'Maley, O'dell M. Owens, M.D., M.P.H. and Patrick T. Stokes

Risk Oversight by the Board of Directors

As part of its responsibility to oversee the management, business and strategy of our company, the Board of Directors has approved a risk management framework which establishes governance and risk management requirements for all risk-taking activities. This framework includes company- and business-level risk appetite statements that set boundaries for the types and amount of risk that may be undertaken in pursuing business objectives and initiatives.

The Board of Directors oversees management's performance relative to the risk management framework, risk appetite statements, and other policy requirements. While management is responsible for defining the various risks facing our company, formulating risk management policies and procedures, and managing risk exposures on a day-to-day basis, our Board's responsibility is to monitor our company's risk management processes by informing

U.S. Bancorp 2015 Proxy Statement 21

Corporate Governance

itself concerning our material risks and evaluating whether management has reasonable risk management and control processes in place to address the material risks.

As part of its oversight responsibility, the Board:

  •
  considers our company's risk appetite as an integral part of the strategic planning process;

  •
  oversees the amounts and types of risk taken by management in executing the corporate strategy;

  •
  oversees management's performance relative to risk management and control of the company's risk-taking activities; and

  •
  evaluates the role of incentive compensation in managing our company's risk appetite.

The Board's risk oversight function is primarily carried out through its committees. The primary risks faced by our company that are most likely to affect its financial stability and results of operations are monitored by the Risk Management, Audit, Compensation and Human Resources, and Governance Committees.

As described in the preceding discussion of committee responsibilities:

  •
  the Risk Management Committee is primarily responsible for oversight of overall enterprise risk, including credit, interest rate, liquidity, market, capital, operational, compliance, strategic and reputational risk;

  •
  the Audit Committee is focused on financial statement and accounting risk and internal controls;

  •
  the Compensation and Human Resources Committee (the "Compensation Committee") oversees our company's compensation policies and arrangements to ensure that they do not encourage inappropriate levels of risk-taking by management with respect to our company's strategic goals, and to determine whether any of them give rise to risks that are reasonably likely to have a material adverse effect on our company. More information on the evaluation performed by the Compensation Committee is included in the Compensation Discussion and Analysis section beginning on page 40 of this proxy statement; and

  •
  the Governance Committee reviews the responsibilities of each Board committee to ensure that all significant risk categories are addressed by at least one committee. The Governance Committee is also responsible for reviewing significant capital expenditures and potential merger and acquisition transactions.

In addition, the Risk Management and Audit Committees meet annually in joint session to give each committee the opportunity to review the risk areas primarily overseen by the other. Finally, at each meeting of the full Board of Directors, each committee gives a detailed review of the matters it discussed and conclusions it reached during its recent meetings.

The Board committees carry out their responsibilities using informational reports from management with respect to all risk areas that are relevant and important at the time. The committees must therefore be confident that an appropriate risk monitoring structure is in place at the management level in order to be provided accurate and useful informational reports. The management-level risk oversight structure is robust. Our company relies on comprehensive risk management processes to aggregate, monitor, measure and manage risks. This system enables the Board of Directors to establish a mutual understanding with management of the effectiveness of our company's risk management practices and capabilities, to review our company's risk exposure and to elevate certain key risks for discussion at the Board level. A framework exists designed to account for the introduction of emerging risks or any increase in risks routinely taken, which would either be largely controlled by the risk limits in place or identified through the frequent risk reporting that occurs throughout our company.

The Executive Risk Committee (the "ERC"), which is chaired by the chief risk officer and which includes the CEO and other members of the executive management team, oversees execution against the risk management framework and risk appetite statements. The ERC meets monthly, and more frequently when circumstances merit, to provide executive management oversight of our risk management framework, assess appropriate levels of risk exposure and actions that may be required for identified risks to be adequately mitigated, promote effective management of all risk categories, and foster the establishment and maintenance of an effective risk culture. The ERC members manage large, sophisticated groups within our company that are dedicated to controlling and

22 U.S. Bancorp 2015 Proxy Statement

Corporate Governance

monitoring risk to the levels deemed appropriate by the Board of Directors and executive management. These individuals, together with our company's controller, treasurer and others, also provide the Board's committees with the information the committees need and request in order to carry out their oversight responsibilities.

The ERC focuses on current and emerging risks, including strategic and reputational risks, directing timely and comprehensive actions. The following senior operating committees have also been established, each responsible for overseeing a specified category of risk:

  •
  the Compliance and Operational Risk Committee manages operational risk exposures including third-party risk, compliance risk, and anti-money laundering risk;

  •
  the Executive Credit Management Committee ensures that products that have credit risk are supported by sound credit practices; reviews asset quality, trends, portfolio performance statistics and loss forecasts; and reviews and adjusts credit policies accordingly;

  •
  the Asset Liability Committee ensures that the policies, guidelines and practices established to manage our financial risks, including interest rate risk, market risk, liquidity risk, operations risk and capital adequacy, are followed;

  •
  the Incentive Review Committee reviews and evaluates all of our company's incentive compensation programs and policies for risk sensitivity and mitigation, and reports to the Compensation and Human Resources Committee of the Board;

  •
  the Enterprise IT Governance Committee ensures that delivery of the Company's information technology services, including information security and business continuity, are aligned with the Company's priorities and risk appetite;

  •
  the International Risk Oversight Committee is responsible for overseeing the Company's foreign operations and cross-border activity;

  •
  the Disclosure Committee assists the CEO and the chief financial officer ("CFO") in fulfilling their responsibilities for oversight of the accuracy and timeliness of the disclosures made by the Company; and

  •
  the Basel Steering Committee provides oversight of the Company's compliance with the Basel Standardized Approach and other related capital regulation.

The Company's Board and management-level committees are supported by a "three lines of defense" model for establishing effective checks and balances. The first line of defense, the business lines, manages risks in conformity with established limits and policy requirements. In turn, business leaders and their risk officers establish programs to ensure conformity with these limits and policy requirements. The second line of defense, which includes the chief risk officer's organization as well as policy and oversight activities of corporate support functions, translates risk appetite and strategy into actionable risk limits and policies. The second line of defense monitors the conformity of the first line of defense with limits and policies, and provides reporting and escalation of emerging risks and other concerns to senior management and the Risk Management Committee of the Board of Directors. The third line of defense, internal audit, is responsible for providing the Audit Committee and senior management with independent assessment and assurance regarding the effectiveness of the Company's governance, risk management, and control processes. Management provides various risk reports to the Risk Management Committee of the Board of Directors.

Board Leadership Structure

Our Board has carefully considered the critical issue of Board leadership. In the context of risk management, the leadership of each of the committees that is primarily responsible for risk management is vested in an independent committee chair. With regard to the leadership of the meetings of the full Board, our Board of Directors has adopted a flexible policy regarding the issue of whether the positions of chairman and CEO should be separate or combined. This policy allows the Board to determine whether our company is best served at any particular time by having the CEO or another director hold the position of chairman. If the position of chairman is not held by an

U.S. Bancorp 2015 Proxy Statement 23

Corporate Governance

independent director, the independent directors elect a lead director with authority and responsibility similar to that of an independent chairman.

Mr. Davis currently serves as chairman and as CEO. The Board believes there are a number of important advantages to combining the positions of chairman and CEO at this time. Critically, our current structure most effectively utilizes Mr. Davis's extensive experience and knowledge regarding our company and provides for the most efficient leadership of our Board and company. Mr. Davis, who has more than 20 years of experience at U.S. Bancorp, including 10 years as President and 8 years as CEO, has the knowledge, expertise and experience to understand and clearly articulate to the Board the opportunities and risks facing U.S. Bancorp and to lead discussions on important matters affecting our business. The Board believes that combining the CEO and chairman positions creates a firm link between management and the Board and helps the Board respond quickly and effectively to the many business, market and regulatory challenges resulting from the rapidly changing financial services industry. Mr. Davis's service as chairman also provides clarity of leadership for our company and more effectively allows our company to present its vision and strategy with a unified voice. The Board has also considered the views of our shareholders on this issue — expressed in conversations with some of our largest investors and in the voting results on the shareholder proposal made the last two years to establish a policy that the chairman be an independent director — which support the Board's determination that our current leadership structure is appropriate for our company at this time.

  Although the Board believes that it is more effective to have one person serve as the chairman and CEO at this time, it also recognizes the importance of strong independent leadership on the Board. Accordingly, it has reaffirmed the strong role of the lead director, who has the following responsibilities and authority:

  •
  lead executive sessions of the Board's independent or non-management directors, and preside at any session of the Board where the chairman is not present;

  •
  act as a regular communication channel between our independent directors and the CEO;

  •
  approve the Board meeting agendas;

  •
  approve Board meeting schedules to ensure there is sufficient time for discussion of all agenda items;

  •
  approve information sent from management to the Board;

  •
  at the request of the CEO or the Board, be the representative of the independent directors in discussions with our major shareholders regarding their concerns and expectations;

  •
  may call special Board meetings or special meetings of the independent directors;

  •
  approve, on behalf of the Board, the retention of consultants who report directly to the Board;

  •
  assist the Board and company officers in assuring compliance with and implementation of our Corporate Governance Guidelines;

  •
  advise the independent Board committee chairs in fulfilling their designated roles and responsibilities to the Board;

  •
  review shareholder communications addressed to the full Board or to the lead director; and

  •
  interview, along with the chair of the Governance Committee, all Board candidates and make recommendations to the Governance Committee and the Board.

The powers and duties of the chairman and lead director differ primarily in that the chairman presides over the normal business portion of the meetings of the Board. Since the lead director may call for an executive session of independent directors at any time, and has the sole authority to approve meeting agendas and the information provided to directors for Board meetings, the Board does not believe that the fact that he does not preside over the normal Board meeting business sessions limits the ability of the Board to have open exchanges of views, or to address any issues the Board chooses, independently of the chairman. In addition, much of the work of the Board

24 U.S. Bancorp 2015 Proxy Statement

Corporate Governance

is conducted through its committees, none of which, other than the Executive Committee, is chaired by the chairman of the Board.

The lead director is elected by the independent directors upon the recommendation of the Governance Committee. Arthur D. Collins, Jr. has served as lead director since January 2014. Mr. Collins is actively engaged as lead director and works closely with Mr. Davis on Board matters. The lead director is elected annually with the expectation that he or she will generally serve three, and may serve up to five, consecutive terms.

Majority Vote Standard for Election of Directors

Our bylaws provide that in uncontested elections a nominee for director will be elected to the Board if the number of votes cast "FOR" the nominee's election exceeds the number of votes cast "AGAINST" that nominee's election. The voting standard for directors in a contested election is a plurality of the votes cast at the meeting.

Our Corporate Governance Guidelines provide that director nominees must submit a contingent resignation in writing to the Governance Committee, which becomes effective if the director fails to receive a sufficient number of votes for re-election at the annual meeting of shareholders and the Board accepts the resignation. The Board will nominate for election or re-election as director only candidates who have tendered such a contingent resignation.

Our Corporate Governance Guidelines further provide that if an incumbent director fails to receive the required vote for re-election, our Governance Committee will act within 90 days after certification of the shareholder vote to determine whether to accept the director's resignation, and will submit a recommendation for prompt consideration by the Board. The Board expects the director whose resignation is under consideration to abstain from participating in any decision regarding his or her resignation. The Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director's resignation.

If each member of the Governance Committee fails to receive the required vote in favor of his or her election in the same election, then those independent directors who did receive the required vote will appoint a committee amongst themselves to consider the resignations and recommend to the Board whether to accept them. However, if the only directors who received the required vote in the same election constitute three or fewer directors, all directors may participate in the decision regarding whether to accept the resignations.

Each director nominee named in this proxy statement has tendered an irrevocable, contingent resignation as a director in accordance with our Corporate Governance Guidelines, which resignation will become effective if he or she fails to receive the required vote for election at the annual meeting and the Board accepts his or her resignation.

Director Policies

Policy Regarding Service on Other Boards

Our Board of Directors has established a policy that restricts our directors from serving on the boards of directors of more than three public companies in addition to their service on our Board of Directors unless the Board determines that such service will not impair their service on the U.S. Bancorp Board. Currently, no director exceeds this restriction.

Policy Regarding Attendance at Annual Meetings

Board members are expected to attend all annual meetings of shareholders in person. All of our then-current directors attended last year's annual meeting of shareholders.

Director Transition Policy

Our Board annually reviews each director's contributions to the Board and considers each director's effectiveness and the composition of the Board during the annual review process. The Board believes that any director's continued service on the Board should also be evaluated for continued appropriateness in each of the following circumstances: the director has a change in employment or other major responsibilities, an employee director ceases to be a company employee, and the director reaches the age of 72.

U.S. Bancorp 2015 Proxy Statement 25

Corporate Governance

Succession Planning and Management Development

A primary responsibility of the Board is planning for succession with respect to the positions of Chairman of the Board and CEO, as well as overseeing succession planning for other senior management positions. The Board's process targets the building of enhanced management depth, considers continuity and stability within our company, and responds to our company's evolving needs and changing circumstances. Toward that goal, the executive talent development and succession planning process is integrated into the Board's annual activities.

The Board works with the Governance Committee to evaluate a number of potential internal and external candidates as successors to the CEO, and considers emergency, temporary as well as long-term succession. The Compensation Committee is responsible for reviewing succession planning for executive officer positions other than the CEO. The CEO makes available to the Board his or her recommendations and evaluations of potential successors, along with a review of any development plans recommended for those individuals.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transactions

Lending Transactions

During 2014, U.S. Bancorp and our banking and investment subsidiaries engaged in transactions in the ordinary course of business with some of our directors, officers and the persons that we know beneficially owned more than 5% of our common stock on December 31, 2014, and the entities with which they are associated. All loans and loan commitments and any transactions involving other financial products and services in connection with these transactions were made in the ordinary course of business, on substantially the same terms, including current interest rates and collateral, as those prevailing at the time for comparable transactions with others not related to our banking and investment subsidiaries and did not involve more than the normal risk of collectibility or present other unfavorable features.

Transactions with Entities Affiliated with Directors

During 2014, U.S. Bank operated 36 branches and 72 ATMs in grocery stores owned by Schnuck Markets, Inc., of which Craig D. Schnuck, one of our directors, beneficially owns approximately 13% of the outstanding capital stock. Mr. Schnuck's sister, Nancy A. Diemer, and his four brothers, Scott C. Schnuck, Todd R. Schnuck, Mark J. Schnuck and Terry E. Schnuck, each beneficially own approximately 13% of the outstanding capital stock of Schnuck Markets as well. In addition, each of Mr. Schnuck's brothers is a director of, and holds the following officer positions with, Schnuck Markets: Scott C. Schnuck, Chairman of the Executive Committee; Todd R. Schnuck, Chairman and Chief Executive Officer; Mark J. Schnuck, Vice President; and Terry E. Schnuck, Assistant Secretary. Rent and fee payments by U.S. Bank to Schnuck Markets were approximately $2.7 million in 2014. The consolidated gross revenues of Schnuck Markets in 2014 were approximately $2.6 billion. These transactions were conducted at arm's length in the ordinary course of business of each party to the transaction. As discussed above under the heading "Corporate Governance — Director Independence," the Board of Directors has determined that this relationship is immaterial to Mr. Schnuck, and that Mr. Schnuck is an independent director.

Transactions with 5% Shareholders

As shown below under the heading "Security Ownership of Certain Beneficial Owners and Management," each of BlackRock, Inc. ("BlackRock"), FMR LLC ("FMR"), Berkshire Hathaway Inc. ("Berkshire"), and The Vanguard Group ("Vanguard"), has reported that it, together with certain of its subsidiaries and affiliates, is the beneficial owner of more than 5% of our common stock. From time to time, customers of our Wealth Management and Securities Services and Money Center business lines invest in certain mutual funds that are affiliated with BlackRock or FMR. In connection with these investments, we may act as a third-party clearing entity for the funds or perform certain customary shareholder servicing on behalf of the administrators of these funds that may include, among other things, printing and mailing prospectuses to our customers, aggregating customer buy and sell orders, engaging in recordkeeping and other similar services. We receive a servicing fee from the relevant fund administrators and

26 U.S. Bancorp 2015 Proxy Statement

Certain Relationships and Related Transactions

clearing entities for these services. In 2014, these shareholder servicing fees were approximately $1.4 million and $18.6 million in the aggregate for the services related to the funds affiliated with BlackRock and FMR, respectively. Additionally, in 2014 U.S. Bank and our broker-dealer subsidiary engaged in the purchase and sale of approximately $5.7 billion, $5.1 billion, $143.7 million, and $5.0 billion of corporate and municipal fixed income securities with various entities affiliated with BlackRock, FMR, Berkshire, and Vanguard, respectively. The purchases and sales to entities affiliated with BlackRock, FMR, Berkshire, and Vanguard represented approximately 7.7%, 1.5%, 0.1%, and 0.9%, respectively, of the aggregate purchases and sales of corporate fixed income securities and 1.3%, 9.5%, 0.1%, and 10.3%, respectively, of the aggregate purchases and sales of municipal fixed income securities by U.S. Bank and our broker-dealer subsidiary. These fixed income securities included U.S. Bancorp bonds that were underwritten by that broker-dealer subsidiary. In addition, our U.S. Bancorp Community Development Corporation business line invests in renewable energy projects, and has entered into one such transaction with an affiliate of BlackRock. We invested approximately $5 million for 99% of the project and the BlackRock affiliate owns the remaining 1%. It is anticipated that the BlackRock affiliate will acquire all but approximately 5% of our interest in the project in 2018. All of these business relationships and transactions with BlackRock, FMR, Berkshire, and Vanguard and their respective subsidiaries and affiliates were conducted at arm's length in the ordinary course of business of each party to the relationship or transaction.

Review of Related Person Transactions

The Board has adopted written Related Party Transactions Evaluation and Approval Policy and Procedures for the review, evaluation and approval or ratification of transactions between our company and its related persons. "Related persons" under this policy include our directors, director nominees, executive officers, holders of more than 5% of our common stock, and their respective immediate family members. Their "immediate family members" include children, stepchildren, parents, stepparents, spouses, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and any person (other than a tenant or employee) sharing the person's household.

Except as described below, the policy requires the Governance Committee of the Board to review and evaluate and either approve or disapprove all transactions or series of transactions in which:

  •
  the amount involved will, or may be expected to exceed $120,000 in any fiscal year;

  •
  our company is, or will be a participant; and

  •
  a related person has or will have a direct or indirect interest.

The Board, however, has determined that the Governance Committee does not need to review or approve certain transactions even if the amount involved will exceed $120,000, including the following transactions:

  •
  lending and other financial services transactions or relationships that are in the ordinary course of business and non-preferential, and comply with applicable laws;

  •
  transactions in which the related person's interest derives solely from his or her services as a director of, and/or his or her ownership of less than ten percent of the equity interest (other than a general partner interest) in, another corporation or organization that is a party to the transaction;

  •
  transactions in which the related person's interest derives solely from his or her ownership of a class of equity securities of our company and all holders of that class of equity securities received the same benefit on a pro rata basis;

  •
  transactions where the rates or charges involved are determined by competitive bids, or that involve the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority; and

  •
  employment and compensation arrangements for any executive officer and compensation arrangements for any director, provided that such arrangements have been approved by the Compensation and Human Resources Committee of the Board.
U.S. Bancorp 2015 Proxy Statement 27

Certain Relationships and Related Transactions

Under the policy, if advance Governance Committee approval of a transaction is not feasible, then the transaction will be considered for ratification at the next regular meeting of the Committee. When considering whether to approve or ratify a transaction, the Governance Committee will consider facts and circumstances that it deems relevant to its determination, including:

  •
  the nature and extent of the related person's interest in the transaction;

  •
  whether the transaction is on substantially the same terms as those prevailing at the time for comparable transactions with persons not affiliated with our Company;

  •
  the materiality of the transaction to each party;

  •
  whether our company's Code of Ethics could be implicated, including whether the transaction would create a conflict of interest or appearance of a conflict of interest;

  •
  whether the transaction is in the best interest of our company; and

  •
  in the case of a non-employee director, whether the transaction would impair his or her independence.

No director is allowed to participate in the deliberations or vote on the approval or ratification of a transaction if that director is a related person with respect to the transaction under review. On an annual basis the Governance Committee assesses all ongoing relationships with related persons to confirm that the transactions are still appropriate.

PROPOSAL 2 — APPROVAL OF THE U.S. BANCORP 2015 STOCK INCENTIVE PLAN

We are asking our shareholders to approve the U.S. Bancorp 2015 Stock Incentive Plan (the "2015 Plan"). Effective February 19, 2015, upon the recommendation of the Compensation Committee, our Board of Directors adopted the 2015 Plan, subject to approval by our shareholders.

Purpose of the 2015 Plan

Long-term equity compensation plays an important part in U.S. Bancorp's pay-for-performance philosophy. Our compensation program emphasizes stock-based compensation, encouraging our executive officers and other employees to think and act as long-term shareholders.

The purpose of the 2015 Plan is to promote the interests of U.S. Bancorp and our shareholders by aiding us in attracting and retaining employees, officers and non-employee directors who we expect will contribute to our future success. The 2015 Plan is also intended to provide participants with incentives to maximize their efforts on behalf of U.S. Bancorp through stock-based awards that provide them with opportunities for stock ownership.

No Increase in Shares Available for Awards

We currently grant equity incentive awards (which at the present time consist of non-qualified stock options, restricted stock units and performance-based restricted stock units) under the U.S. Bancorp Amended and Restated 2007 Stock Incentive Plan (the "2007 Plan"). The 2007 Plan is the only U.S. Bancorp plan under which shares are issued pursuant to equity incentive awards. The 2015 Plan will replace the 2007 Plan, and no further awards will be made under the 2007 Plan following shareholder approval of the 2015 Plan.

The aggregate number of shares of common stock that may be issued under all equity awards granted pursuant to the 2015 Plan will be equal to (i) 50,000,000 shares, plus (ii) any shares subject to any outstanding award under the 2007 Plan that, after December 31, 2014, are not purchased or are forfeited due to the termination or cancellation of such award, less (iii) any shares subject to any award granted under the 2007 Plan after December 31, 2014.

28 U.S. Bancorp 2015 Proxy Statement

Proposal 2 — Approval of the U.S. Bancorp 2015 Stock Incentive Plan

Under the 2007 Plan, 120,000,000 shares of common stock are authorized for awards. Of the shares authorized, 50,204,811 shares remained available for future awards under the 2007 Plan as of December 31, 2014. The number of shares authorized under the 2015 Plan will be 204,811 less than the number of shares authorized for issuance pursuant to new awards under the 2007 Plan at the time of shareholder approval of the 2015 Plan. Accordingly, issuance of all shares authorized under the 2015 Plan when it is approved by our shareholders will be slightly less dilutive to our shareholders than the issuance of all shares available for future grants under the 2007 Plan immediately prior to shareholder approval of the 2015 Plan.

Reasons for Adopting the 2015 Plan

Our Board of Directors has adopted the 2015 Plan and recommends that it be approved by our shareholders. The 2015 Plan is being proposed so that certain full value awards (i.e., awards other than stock options and stock appreciation rights) may qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code, as amended (the "Code"). In general, under Section 162(m) of the Code, in order for U.S. Bancorp to be able to deduct compensation in excess of $1,000,000 paid in any one year to certain of our executive officers, such compensation must qualify as performance-based. One of the requirements of performance-based compensation for purposes of Section 162(m) of the Code is that the material terms of the performance goals under which compensation pursuant to full value awards may be paid be disclosed to and approved by shareholders every five years. The performance goals in the 2007 Plan were last approved in 2010. Rather than having the performance goals in the 2007 Plan reapproved at the annual meeting, we have elected to request that our shareholders approve the 2015 Plan (including the performance goals set forth in the 2015 Plan) for the reasons discussed below.

The 2015 Plan includes several new provisions that are considered desirable corporate governance features intended to protect the interests of our shareholders. These features include the following: a double-trigger vesting provision that automatically accelerates the vesting of awards only if an involuntary termination of a participant's employment occurs within one year following a change in control of U.S. Bancorp; an annual limit on the dollar value of equity awards made to non-employee directors; a prohibition on the payment of dividend equivalents on performance awards until they are vested and earned; a requirement that awards are subject to clawback policies adopted by the company or recoupment provisions contained in award agreements for the awards; a prohibition on cash buyouts of out-of-the-money options and stock appreciation rights; and a prohibition on "reload" options.

The 2015 Plan differs from the 2007 Plan in that all shares authorized under the 2015 Plan may be issued pursuant to full value awards. The 2007 Plan limited the number of shares subject to full value awards to 34,000,000 of the 120,000,000 shares authorized for issuance under the 2007 Plan. As a result of this limit under the 2007 Plan, we had, as of December 31, 2014, only 11,826,328 shares of common stock remaining available for full value awards under the 2007 Plan. In recent years, due in large part to bank regulatory actions, U.S. Bancorp has increased the number of full value awards (i.e., restricted stock units and performance restricted stock units) granted relative to the number of stock options granted. Accordingly, another reason for adopting the 2015 Plan is to increase the number of shares available for full value awards.

If the 2015 Plan is not approved by our shareholders, the Compensation Committee will continue to grant equity awards under the 2007 Plan. However, if performance-based restricted stock units and other performance-based full value awards are granted to certain of our executive officers, these awards will not qualify as performance-based compensation under Section 162(m) of the Code. As a result, the value of such awards may not be deductible by the company as compensation expense.

Determination of Terms of 2015 Plan

As in the case of the 2007 Plan, the 2015 Plan permits us significant flexibility in determining the types and specific terms of awards made to participants. This flexibility will allow us to make future awards based on then-current objectives for aligning compensation with shareholder value. In assessing the appropriate terms of the 2015 Plan, our Compensation Committee considered, among other things, our compensation philosophy and practices, feed-back from some of our largest shareholders and input from Frederic W. Cook & Co., Inc.

U.S. Bancorp 2015 Proxy Statement 29

Proposal 2 — Approval of the U.S. Bancorp 2015 Stock Incentive Plan

("Cook & Co."), the Compensation Committee's independent compensation consultant. The Compensation Committee also considered guidelines relating to equity compensation plans published by the proxy advisory firm Institutional Shareholder Services.

Key Features of the 2015 Plan

The following features of the 2015 Plan continue or enhance features of the 2007 Plan that protect the interests of our shareholders:

  •
  Limit on Shares Authorized. Under the 2015 Plan, the aggregate number of shares that may be issued is equal to (i) 50,000,000 shares, plus (ii) any shares subject to an outstanding award under the 2007 Plan that, after December 31, 2014, are not purchased or forfeited due to termination or cancellation of such award, less (iii) any shares subject to any award granted under the 2007 Plan after December 31, 2014.

  •
  No Evergreen Provision. The 2015 Plan does not contain an "evergreen" provision that will automatically increase the number of shares authorized for issuance under the 2015 Plan.

  •
  No Liberal Share "Recycling." Any shares surrendered to pay the exercise price or satisfy tax withholding will not be added back ("recycled") to the 2015 Plan. The 2015 Plan also provides that the gross number of stock appreciation rights exercised, and not just the net shares issued upon exercise or settlement, will count against the aggregate limit on the number of shares that may be issued under the 2015 Plan.

  •
  No Discounted Stock Options or Stock Appreciation Rights. Stock options and stock appreciation rights must have an exercise price equal to or greater than the fair market value of our common stock on the date of grant.

  •
  No Repricing of Stock Options or Stock Appreciation Rights. The 2015 Plan prohibits the repricing of stock options and stock appreciation rights (including a prohibition on cash buyouts of out-of-the-money stock options or stock appreciation rights) without shareholder approval.

  •
  "Double-Trigger" Change in Control Vesting. The 2015 Plan provides for the automatic acceleration of vesting of a participant's award only if the participant experiences an involuntary termination of employment following a change in control of U.S. Bancorp.

  •
  No Liberal Change in Control Definition. The 2015 Plan provides that a change in control based on specified transactions does not occur until the transactions have been consummated. In addition, the threshold at which an acquisition by a single person or entity of shares of U.S. Bancorp common stock would trigger a change in control is 35% of our outstanding shares.

  •
  Annual Limit on Awards to Directors. The Plan establishes an annual limit on the dollar value of equity awards made to non-employee directors. In any calendar year, no non-employee director may be granted awards denominated in shares having an aggregate grant date fair value in excess of $600,000.

  •
  Awards Subject to Forfeiture or Clawback. Awards under the 2015 Plan will be subject to U.S. Bancorp forfeiture policies and any clawback provisions contained in applicable award agreements.

  •
  No Dividend Equivalents Paid on Unvested Performance Awards. The 2015 Plan prohibits the payment of dividend equivalents on performance awards until those awards are earned and vested. In addition, the 2015 Plan prohibits the granting of dividend equivalents on stock options and stock appreciation rights.

  •
  Prohibition Against "Reload" Options. Reload options are additional stock options that are granted automatically upon the exercise of previously granted stock options. Stock options granted under the 2015 Plan may not include a reload feature.

  •
  Independent Committee Administration. The 2015 Plan will be administered by a committee of the Board of Directors comprised entirely of independent directors.
30 U.S. Bancorp 2015 Proxy Statement

Proposal 2 — Approval of the U.S. Bancorp 2015 Stock Incentive Plan

Determination of Number of Shares for the 2015 Plan

As discussed above, upon approval of the 2015 Plan by our shareholders, the number of shares authorized for issuance under the 2015 Plan will be less than the number of shares issuable under awards that could have been made under the 2007 Plan immediately prior to such approval. In addition, we have a history of conservative and disciplined share usage under the 2007 Plan. In setting the number of proposed shares issuable under the 2015 Plan, our Compensation Committee and our Board of Directors considered U.S. Bancorp's historical equity compensation practices (including the total number of shares underlying existing equity awards), U.S. Bancorp's three-year average share usage (commonly referred to as "burn rate"), and dilution. The Compensation Committee and the Board of Directors also considered these factors in assessing the number of shares likely to be needed for future grants.

Cook & Co. assisted in the analysis resulting in the determination of the number of shares to be reserved for issuance under the 2015 Plan. Our Compensation Committee and Board of Directors expect that the number of shares authorized under the 2015 Plan would satisfy equity compensation needs for more than five years based on historical grant rates under the 2007 Plan.

The 2015 Plan does not set the number of shares subject to equity awards that will be granted in future years. In setting each year's award amounts for executive officers, the Compensation Committee considers the following: the relative market position of the awards and the total compensation for each executive, the proportion of each executive's total compensation to be delivered as a long-term incentive award, internal pay equity, executive performance and changes in responsibility, retention concerns, and corporate performance. Similar considerations are taken into account in granting awards to participants who are not executive officers. Equity awards to non-employee directors have historically been granted at levels intended to be competitive, taking into account current market conditions.

Burn Rate

Burn rate, a measure of the speed at which companies use shares available for grant under their equity compensation plans, is an important factor for investors concerned about shareholder dilution. The burn rate is defined as, in a given year, the number of shares of common stock subject to equity awards granted, divided by the weighted average number of shares of common stock outstanding. In setting and recommending to shareholders the number of shares to be authorized under the 2015 Plan, the Compensation Committee and the Board of Directors considered U.S. Bancorp's burn rates for the past three years. Our burn rates for the three years ended December 31, 2014, 2013 and 2012 are shown in the table below:

Year	Burn Rate
2014	0.24%

2013	0.27%

2012	0.39%

Three-Year Average	0.30%

Our low burn rate is in part attributable to the fact that many of U.S. Bancorp's management-level employees receive long-term incentive awards payable in cash rather than shares of common stock.

Overhang

Overhang is a commonly used measure to assess the dilutive impact of equity programs such as the 2015 Plan. Overhang is equal to the number of shares available to be granted as future equity awards plus the number of shares subject to equity awards outstanding, divided by the total number of common shares outstanding. As of December 31, 2014, the company's overhang was 5.14% (50,204,811 shares available for future awards under the 2007 Plan plus 41,594,653 shares subject to outstanding unexercised stock options and unvested restricted stock units and restricted stock, divided by a total of 1,786 million shares outstanding).

U.S. Bancorp 2015 Proxy Statement 31

Proposal 2 — Approval of the U.S. Bancorp 2015 Stock Incentive Plan

Summary of Material Terms of the 2015 Plan

The following is a summary of the material terms of the 2015 Plan and is qualified in its entirety by reference to the 2015 Plan. A copy of the 2015 Plan is attached as Appendix A to this proxy statement.

Administration

The Compensation Committee will administer the 2015 Plan and will have full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2015 Plan. In addition, the Compensation Committee can specify whether, and under what circumstances, awards to be received under the 2015 Plan or amounts payable under the awards may be deferred automatically or at the election of either the Compensation Committee or the holder of the award. Subject to the provisions of the 2015 Plan, the Compensation Committee may accelerate the exercisability of, or waive any restrictions relating to, any outstanding award. The Compensation Committee has authority to interpret the 2015 Plan and establish rules and regulations for the administration of the 2015 Plan.

The Compensation Committee may delegate its powers under the 2015 Plan to one or more directors (including a director who is also one of our officers), except that the Compensation Committee may not delegate its powers to grant awards to executive officers or directors who are subject to Section 16 of the Exchange Act, or in such manner as would cause the 2015 Plan not to comply with the requirements of Section 162(m) of the Code. In addition, subject to applicable law, the Compensation Committee may authorize one or more of our non-director officers to grant awards under the 2015 Plan, provided that awards made by these officers may not be made to executive officers or directors who are subject to Section 16 of the Exchange Act or who are "covered employees" under Section 162(m) of the Code. The Compensation Committee's authority to accelerate the exercisability of, or waive restrictions relating to, any outstanding award (except for accelerations of exercisability or waiver of restrictions in connection with a change in control of the company or the death or disability of a participant), is not delegable.

The Compensation Committee may also delegate to any appropriate officer or employee of U.S. Bancorp responsibility for performing certain ministerial functions under the 2015 Plan. The Board of Directors may exercise the powers of the Compensation Committee at any time, so long as its actions would not violate Rule 16b-3 under the Exchange Act, Section 162(m) of the Code, applicable corporate law or stock exchange listing rules. No member of the Board of Directors or the Compensation Committee or any person to whom the Compensation Committee delegates authority under the Plan shall be liable for any action or determination taken and made in good faith with respect to the 2015 Plan or any award granted under the 2015 Plan. Members of the Board of Directors and the Compensation Committee and each person to whom the Compensation Committee delegates authority under the 2015 Plan shall be entitled to indemnification with regard to such actions and determinations.

Eligible Participants

Any employee, officer or non-employee director providing services to our company or any of its affiliates, who is selected by the Compensation Committee, is eligible to receive an award under the 2015 Plan. As of December 31, 2014, we had approximately 66,750 employees (on a full-time equivalent basis) and 15 non-employee directors. In 2014, we granted long-term equity compensation awards to approximately 2,700 employees and all of our non-employee directors.

Shares Available for Awards

The aggregate number of shares of our common stock that may be issued under all stock-based awards made under the 2015 Plan will be (i) 50,000,000 shares, plus (ii) any shares subject to any outstanding award under the 2007 Plan that, after December 31, 2014, are not purchased or are forfeited or otherwise not delivered to the participant, due to cancellation of such award, less (iii) any shares subject to any award issued under the 2007 Plan after December 31, 2014. All of the shares authorized for issuance under the 2015 Plan may be used for stock options, stock appreciation rights and full value awards. Each share issued pursuant to any type of award will reduce the number of shares available under the 2015 Plan by one share.

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If any shares subject to an award granted under the 2015 Plan are not purchased or are forfeited, or if an award otherwise terminates or is cancelled without delivery of any shares, then the number of shares counted against the aggregate number of shares available for issuance under the 2015 Plan with respect to such award, to the extent of any forfeiture, termination or cancellation, shall again be available for granting awards under the 2015 Plan. The following shares will not be available for future grants of awards under the 2015 Plan: (i) shares tendered by a participant or withheld by the company in payment of the exercise price of an option under the 2015 Plan or, after December 31, 2014, in payment of the exercise price of an option under the 2007 Plan; (ii) shares tendered by a participant or withheld by the company to satisfy any tax withholding obligation with respect to an award under the 2015 Plan or, after December 31, 2014, to satisfy any tax withholding obligation with respect to an award under the 2007 Plan; (iii) shares subject to a stock appreciation right under the 2015 Plan or, after December 31, 2014, a stock appreciation right under the 2007 Plan, that are not issued in connection with the settlement on exercise thereof; or (iv) shares purchased in the open market with cash proceeds from the exercise of options under the 2015 Plan or, after December 31, 2014, from the exercise of options under the 2007 Plan. Awards that do not entitle the holder thereof to receive or purchase shares of our common stock shall not be counted against the aggregate number of shares available for awards under the 2015 Plan.

Awards under the 2015 Plan are subject to the following limitations:

  •
  In any calendar year, no participant may be granted stock options, stock appreciation rights or performance awards denominated in shares for more than 5,000,000 shares in the aggregate.

  •
  In any calendar year, no non-employee director may be granted awards denominated in shares that have an aggregate grant date fair value in excess of $600,000. This limit does not apply to any award made pursuant to an election by a non-employee director to receive the award in lieu of all or a portion of retainers or meeting fees payable in cash.

The number of shares authorized under the 2015 Plan and the share and dollar limitations on awards described above will be adjusted proportionally in the event of an extraordinary dividend or other distribution, including a stock split, or a combination or consolidation of the outstanding shares into a lesser number of shares. In the event the shares are converted into or exchanged for a different number or class of shares of stock or securities of U.S. Bancorp or of another corporation, whether through recapitalization, reclassification, merger or other similar corporate transaction or event such that an equitable adjustment would be required in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2015 Plan, the number of shares and share and dollar limits described above will be adjusted proportionally, and an equitable adjustment will be made to each share subject to an outstanding award such that no dilution or enlargement of the benefits or potential benefits occurs.

Types of Awards and Terms and Conditions

The 2015 Plan permits the granting of:

  •
  stock options that are not qualified under Section 422 of the Code;

  •
  stock appreciation rights;

  •
  restricted stock and restricted stock units;

  •
  performance awards;

  •
  dividend equivalents;

  •
  stock awards not subject to restrictions; and

  •
  other stock-based awards.

Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2015 Plan or any other compensation plan. Awards can be granted for no cash consideration or for any cash or other consideration as may be determined by the Compensation Committee. Awards may provide that upon the grant or exercise thereof, the holder will receive cash, shares of our common stock, other securities or

U.S. Bancorp 2015 Proxy Statement 33

Proposal 2 — Approval of the U.S. Bancorp 2015 Stock Incentive Plan

property, or any combination of these in a single payment or in installments. The exercise price per share under any stock option and the grant price of any stock appreciation right may not be less than the fair market value of our common stock on the date of grant of that option or stock appreciation right. However, the Compensation Committee may designate an exercise price for an option below fair market value on the date of grant if the option is granted in substitution for an option previously granted by an entity that is acquired or merged with U.S. Bancorp or one of its affiliates. Determinations of such fair market value will be made pursuant to methods and procedures established by the Compensation Committee in accordance with the 2015 Plan.

Stock Options

The holder of a stock option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee. The option exercise price may be payable either in cash or, at the discretion of the Compensation Committee, in other securities or other property having a fair market value on the exercise date equal to the exercise price. Options vest and become exercisable in accordance with a vesting schedule (or performance-based vesting conditions) established by the Compensation Committee. The term of each option shall be fixed by the Compensation Committee but shall be no longer than 10 years from the date of grant. The Compensation Committee shall not have the authority to grant an option which provides that the participant shall be granted a new option (sometimes referred to as a "reload option") for a number of shares equal to the number of shares surrendered by the participant upon exercise of all or part of the original option.

The 2015 Plan does not authorize the grant of incentive stock options (i.e., stock options that are qualified under Section 422 of the Code). The ability to grant incentive stock options is a feature of the 2007 Plan. However, it has been many years since U.S. Bancorp has granted incentive stock options, and we do not intend to grant any incentive stock options in the future.

Stock Appreciation Rights

The holder of a stock appreciation right is entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of our common stock over the grant price of the stock appreciation right. Stock appreciation rights vest and become exercisable in accordance with a vesting schedule (or performance-based vesting conditions) established by the Compensation Committee. The term of each stock appreciation right shall be fixed by the Compensation Committee but shall not be longer than 10 years from the date of grant.

Restricted Stock and Restricted Stock Units

The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Compensation Committee (including, for example, restrictions on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the Compensation Committee. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Compensation Committee, to receive shares of our common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Compensation Committee. Restricted stock and restricted stock units may be subject to performance-based vesting restrictions. Except as otherwise determined by the Compensation Committee, if the participant's employment or service as a director terminates during the vesting period for any reason, the restricted stock and restricted stock units will be forfeited.

Performance Awards

The Compensation Committee may grant performance awards under the 2015 Plan. Performance awards are intended to be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code. In general, under Section 162(m), in order for U.S. Bancorp to be able to deduct compensation in excess of $1,000,000 paid in any one year to certain of our executive officers, such compensation must qualify as performance-based. A performance award may be denominated or payable in cash, shares (including restricted stock and restricted stock units), other securities, other awards or other property, and confers on the holder thereof the right to receive payments, in whole or in part, upon the achievement of performance goals during a performance period as established by the Compensation Committee. Performance awards may provide for the

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adjustment of the number of shares of restricted stock or restricted stock units earned by the participant under the performance award based on the extent to which performance goals are achieved. The performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, the amount of any payment or transfer to be made pursuant to any performance award and any other terms and conditions of any performance award will be determined by the Compensation Committee. Performance awards (including restricted stock and restricted stock units), to the extent required by Section 162(m) of the Code, must be conditioned solely on the achievement of one or more objective performance goals established by the Compensation Committee based on the business criteria described below within the time prescribed by Section 162(m) of the Code, and must otherwise comply with the requirements of Section 162(m) of the Code.

Performance goals must be based solely on one or more of the following business criteria, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis: sales, revenue, costs, expenses (including expense efficiency ratios and other expense measures), earnings (including one or more of net profit after tax, gross profit, operating profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings), earnings per share, earnings per share from continuing operations, operating income, pre-tax income, operating income margin, net income, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on actual or pro forma assets, net assets, equity, investment, capital and net capital employed), shareholder return (including total shareholder return relative to an index or peer group), stock price, growth of loans and deposits, number of customers or households, economic value added, cash generation, cash flow, unit volume, working capital, market share, cost reductions and strategic plan development and implementation. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria. The Compensation Committee may establish rules during the first 90 days of a performance period (or, if the performance period is less than one year, on or before the date on which 25% of the performance period has elapsed) to permit the Compensation Committee to adjust any evaluation of performance under the applicable goals to exclude the effect of certain events, including the following: asset write-downs, litigation or claim judgments or settlements, reorganizations, acquisitions, divestitures, restructurings, discontinued operations, early extinguishment of debt, extraordinary items and other unusual non-recurring gains or charges; severance, contract termination and other costs related to exiting certain business activities; changes in tax law, accounting principles or other such laws or provisions affecting reported results; foreign exchange gains or losses; or any event either not directly related to the operations of U.S. Bancorp or not within the reasonable control of its management.

Nothing in the 2015 Plan precludes the Compensation Committee from granting awards under the 2015 Plan that do not qualify for tax deductibility under Section 162(m) of the Code. In addition, there can be no assurance that awards intended to qualify for tax deductibility under Section 162(m) will ultimately be determined by the Internal Revenue Service to so qualify.

Dividend Equivalents

The holder of a dividend equivalent will be entitled to receive payments (in cash, shares of our common stock, other securities, other awards or other property) equivalent to the amount of cash dividends paid by us to our shareholders, with respect to a number of shares determined by the Compensation Committee. Dividend equivalents will be subject to other terms and conditions determined by the Compensation Committee. The Compensation Committee may not grant dividend equivalents in connection with grants of options, stock appreciation rights or other awards the value of which is based solely on an increase in the value of the shares of our common stock after the date of grant of such award. No dividend or dividend equivalent payments shall be made to a participant with respect to any award subject to performance-based vesting conditions unless and until all conditions or restrictions relating to such award (or portion thereof to which the dividend or dividend equivalent relates) have been satisfied.

U.S. Bancorp 2015 Proxy Statement 35

Proposal 2 — Approval of the U.S. Bancorp 2015 Stock Incentive Plan

Stock Awards

The Compensation Committee may grant unrestricted shares of our common stock, subject to terms and conditions determined by the Compensation Committee and the limitations in the 2015 Plan.

Other Stock-Based Awards

The Compensation Committee is also authorized to grant other types of awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to our common stock, subject to terms and conditions determined by the Compensation Committee and the limitations in the 2015 Plan. No such other stock-based award shall contain a purchase right or an option-like feature.

Transferability of Awards

Unless otherwise provided by the Compensation Committee, awards (other than fully vested and unrestricted shares issued pursuant to awards) under the 2015 Plan may only be transferred by will or by the laws of descent and distribution.

Prohibition on Repricing Awards

Without the approval of our shareholders, the Compensation Committee will not reprice, adjust or amend the exercise price of any options or the grant price of any stock appreciation rights previously awarded, whether through amendment, cancellation or exchange for cash or another award, a replacement grant or any other means, except in connection with a change in control, stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits, or potential benefits intended to be provided under the 2015 Plan. In addition, U.S. Bancorp may not repurchase options for cash from a participant if the current fair market value of the shares underlying the options is lower than the exercise price per share of the options, or repurchase stock appreciation rights for cash from a participant if the fair market value of the shares underlying the stock appreciation rights is lower than the grant date per share of the stock appreciation rights.

Clawback or Recoupment

All awards under the 2015 Plan are subject to (i) any forfeiture or other penalties under any clawback or recoupment policy of U.S. Bancorp in effect from time to time and (ii) any forfeiture or penalty provisions as determined by the Compensation Committee and set forth in the applicable award agreement.

Effect of Qualifying Termination

Unless otherwise set forth in an applicable award agreement, upon a "qualifying termination" (as defined below), the time-based vesting conditions relating to the exercisability of an option or stock appreciation right and the lapse of any restrictions relating to any other award shall be waived, and the time-based vesting of such awards will be accelerated. The award agreement governing an award subject to performance-based vesting shall provide whether, and to what extent, the shares of restricted stock or restricted stock units subject to the award shall be deemed earned, if a qualifying termination occurs during the performance period.

For purposes of the 2015 Plan, "qualifying termination" means a participant's termination of employment with U.S. Bancorp by the company for any reason other than "cause" (as defined in the 2015 Plan) within 12 months following a "change in control" (as defined below). However, such termination will not be a qualifying termination if (i) U.S. Bancorp has notified the participant in writing more than 30 days prior to the announcement date of the transaction giving rise to the change in control that participant's employment is not expected to continue for more than 12 months following the date of such notification, and participant's employment is in fact terminated within such 12-month period, or (ii) the participant has announced in writing that the participant intends to terminate his or her employment prior to the date the company provides the participant with written notice that sets forth a date on which the participant's employment will be terminated. A qualifying termination will also be deemed to occur if a participant's employment with any entity that has assumed the participant's award (or provided the participant with a substitute award) in connection with a change in control transaction is terminated by such entity for any reason other than cause within 12 months following the change in control.

36 U.S. Bancorp 2015 Proxy Statement

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For purposes of the 2015 Plan, "change in control" means (i) the acquisition by a person or entity of 35% or more of the then outstanding shares of common stock of U.S. Bancorp (subject to certain excepted transactions), (ii) specified changes in the majority of the Board of Directors of U.S. Bancorp (not including the election of directors whose election or nomination was approved by a majority of the then incumbent Board of Directors), (iii) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of U.S. Bancorp, unless certain conditions are met with respect to the ownership and composition of the Board of Directors of the entity resulting from such transaction, or (iv) approval by the shareholders of U.S. Bancorp of a complete liquidation or dissolution of the company.

Other Change in Control Provisions

In the event of a change in control, the Compensation Committee or the Board of Directors may provide for any one of the following to occur upon the event giving rise to the change in control:

  •
  Termination of any award, whether or not vested, in exchange for an amount of cash and/or other property equal to the amount that would have been received upon exercise of the award or realization of the participant's rights under the award. Awards may be terminated without payment if the Compensation Committee or Board of Directors determines that no amount would be realizable under the award as of the time of the change in control;

  •
  Replacement of any award with other rights or property selected by the Compensation Committee or the Board of Directors;

  •
  Assumption of any award by the successor entity (or its parent or subsidiary) or the arrangement for the substitution of similar awards covering the stock of such successor entity;

  •
  An award shall be exercisable or payable or fully vested with respect to all shares subject to the award, notwithstanding anything to the contrary in the applicable award agreement; or

  •
  Require that the award cannot vest, be exercised or become payable until after a future date, which may be the effective date of the change in control.

None of the above actions shall be deemed to impair or otherwise adversely alter rights of any holder of an award.

Duration, Termination and Amendment

The 2015 Plan will become effective on the date it is approved by our shareholders. Awards may be granted under the 2015 Plan only during a 10-year period following the date of shareholder approval, unless the 2015 Plan is terminated earlier in accordance with its terms. However, unless otherwise expressly provided in the 2015 Plan or in an applicable award agreement, any award already granted may extend beyond the termination of the 2015 Plan, and the authority of the Compensation Committee with respect to the 2015 Plan and any awards, and the authority of the Board of Directors to amend the 2015 Plan, will extend beyond the termination of the 2015 Plan.

The Board may amend, alter, suspend, discontinue or terminate the 2015 Plan at any time. However, any amendment to the 2015 Plan is subject to compliance with all applicable laws, rules, regulations and policies of any government entity or securities exchange. In addition, approval of our shareholders is required for any amendment to the 2015 Plan that would:

  •
  Require shareholder approval under rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange or any other securities exchange that are applicable to U.S. Bancorp;

  •
  Increase the number of shares authorized for issuance under the 2015 Plan;

  •
  Increase the number of shares or dollar value subject to limitations in the 2015 Plan (i.e., the annual 5,000,000 aggregate share limitation on any stock options, stock appreciation rights or performance awards to any one participant or the annual $600,000 limitation on awards denominated in shares to any non-employee director);

  •
  Cause the Section 162(m) exemption for qualified performance-based compensation to become unavailable with respect to awards granted under the 2015 Plan;
U.S. Bancorp 2015 Proxy Statement 37

Proposal 2 — Approval of the U.S. Bancorp 2015 Stock Incentive Plan

  •
  Permit repricing of options or stock appreciation rights;

  •
  Permit the award of options or stock appreciation rights at a price less than 100% of the fair market value of a share on the date of grant of such options or stock appreciation rights; or

  •
  Increase the maximum 10-year term for options and stock appreciation rights.

Federal Income Tax Consequences

Grant of Options and Stock Appreciation Rights

The grant of a non-qualified stock option or stock appreciation right is not expected to result in any taxable income for the participant.

Exercise of Options and Stock Appreciation Rights

Upon exercising a non-qualified stock option, the participant must recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we will generally be entitled at that time to an income tax deduction for the same amount. Upon the exercise of a stock appreciation right, the amount of any cash received by the participant and the fair market value on the exercise date of any shares of our common stock received are taxable to the recipient as ordinary income and generally deductible by us.

Disposition of Shares Acquired Upon Exercise of Options and Stock Appreciation Rights

The tax consequence upon a disposition of shares acquired through the exercise of a non-qualified stock option or stock appreciation right will depend on how long the shares have been held. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option or stock appreciation right.

Awards Other than Options and Stock Appreciation Rights

As to other awards granted under the 2015 Plan that are payable either in cash or shares of our common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount.

As to an award that is payable in shares of our common stock that are restricted from transfer and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Code, the holder must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount.

Income Tax Deduction

Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, and assuming that stock options, stock appreciation rights and certain other performance awards paid under the 2015 Plan are qualified "performance-based compensation" within the meaning of Section 162(m) of the Code, we will generally be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2015 Plan.

Application of Section 16

Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, in certain limited circumstances, unless a special election is made pursuant to the Code, shares received through the exercise of a stock option or stock appreciation right may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. In these circumstances, the

38 U.S. Bancorp 2015 Proxy Statement

Proposal 2 — Approval of the U.S. Bancorp 2015 Stock Incentive Plan

amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.

Delivery of Shares for Tax Obligation

Under the 2015 Plan, the Compensation Committee may permit participants receiving or exercising awards, subject to the discretion of the Compensation Committee and upon any terms and conditions it may impose, to deliver shares of our common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant) to us to satisfy federal and state tax obligations.

New Plan Benefits

No benefits or amounts have been granted, awarded or received under the 2015 Plan that are subject to shareholder approval. The Compensation Committee in its sole discretion will determine the number and types of awards that will be granted under the 2015 Plan. Thus, it is not possible to determine the benefits that will be received by eligible participants if the 2015 Plan is approved by our shareholders. The closing price of our common stock on the NYSE on February 11, 2015 was $44.27.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE U.S. BANCORP 2015 STOCK INCENTIVE PLAN. PROXIES WILL BE VOTED FOR THIS PROPOSAL UNLESS OTHERWISE SPECIFIED.

U.S. Bancorp 2015 Proxy Statement 39

Compensation Discussion and Analysis

COMPENSATION DISCUSSION AND ANALYSIS

This section explains how we compensate the executive officers named in the Summary Compensation Table below on page 58, or the "NEOs." All of the NEOs are members of our "managing committee," which is made up of our CEO and his senior leadership team. Compensation for members of the managing committee is determined by the Compensation Committee.

The following individuals are our NEOs for 2014:

  •
  Richard K. Davis, who serves as our Chairman, President and Chief Executive Officer;

  •
  Andrew Cecere, who serves as a Vice Chairman and was our Chief Financial Officer during 2014. Mr. Cecere was promoted to Vice Chairman and Chief Operating Officer as of January 20, 2015;

  •
  Pamela A. Joseph, who serves as a Vice Chairman of U.S. Bancorp with responsibility for our payment services business and as Chairman and Chief Executive Officer of Elavon, Inc., a subsidiary of U.S. Bancorp;

  •
  Richard B. Payne, Jr., who serves as a Vice Chairman and has responsibility for our wholesale banking operations; and

  •
  P.W. (Bill) Parker, who serves as a Vice Chairman and is our Chief Risk Officer.

Executive Compensation Highlights

Elements of Compensation and 2014 Results

NEO direct compensation at U.S. Bancorp is composed of the following three elements:

  •
  Base Salary.

  •
  Annual Cash Incentive Award.  The target cash incentive amount for each NEO is a percentage of his or her base salary. The actual amount paid each year is determined primarily by applying a formula that takes into account differences in U.S. Bancorp's earnings per share ("EPS") and in individual business lines' pretax operating income from pre-set targets. The Compensation Committee determines the final cash incentive amount for each NEO after considering individual performance and sensitivity to risk during the year.

    >
    The cash incentive awards paid to the NEOs for 2014 performance ranged from 85.9% to 96.3% of their individual target amounts. The pay-out levels are primarily based on corporate EPS results of 88.7% of target performance and business line pretax operating income results that ranged from 42.9% to 200% of target performance.

  •
  Long-Term Incentive Compensation Award.  In 2014, 75% of the value of each NEO's long-term incentive compensation award was granted in the form of performance-based restricted stock units ("PRSUs") and 25% was granted in the form of stock options that vest ratably over four years. The number of PRSUs that are earned at the end of the year can range from 0% to 125% of the target number of PRSUs granted, and that percentage is determined according to a formula that compares our actual return on average common equity ("ROE") to a pre-set target, as well as our ROE performance relative to our peers. Earned PRSUs vest ratably over four years from the date of grant.

    >
    Based on absolute and relative ROE results in 2014, the NEOs earned 104.8% of the target number of PRSUs granted to them in early 2014.
40 U.S. Bancorp 2015 Proxy Statement

Compensation Discussion and Analysis

Strong Pay and Performance Correlation

NEO compensation at U.S. Bancorp varies significantly from year to year because a large percentage of total direct compensation is directly linked to achievement of financial plans and operational targets. The charts below show the percentage of our NEOs' 2014 total direct compensation, as reported in the Summary Compensation Table, that is dependent on our company's financial performance:

CEO Pay Mix	Other NEO Pay Mix (average)

Strong Corporate and Financial Performance

The Compensation Committee believes that the company's compensation structure has been effective at encouraging the achievement of superior financial and operating results relative to our peers in an uncertain economic environment, while maintaining reasonable risk tolerances.

Our financial performance slightly missed goals during 2014, a year in which the financial services industry continued to face challenges presented by economic uncertainty, continued very low interest rates and increased regulation. Despite this environment, U.S. Bancorp outperformed its peers in most leading financial and operational measures. Our company's superior performance during 2014 included the following achievements:

  •
  U.S. Bancorp has consistently been the top performer in our peer group in the common industry performance measures of return on average assets, return on average common equity, and efficiency ratio, and was again the leader in these measures in 2014.(1)

#1 in Return on Average Assets	#1 in Return on Average Common Equity

U.S. Bancorp 2015 Proxy Statement 41

Compensation Discussion and Analysis

#1 in Efficiency Ratio(2)

(1)	Source: Company reports. The peer group companies included in these tables are listed under the heading "2014 U.S. Bancorp Peer Group" on page 52 of this proxy statement.

(2)	Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses).
  •
  U.S. Bancorp achieved record net income of $5.85 billion in 2014.

  •
  This consistent superior financial performance over time has increased long-term value for our shareholders.

Total Shareholder Return

	1-Year	3-Year	5-Year	10-Year
U.S. Bancorp	13.8%	21.3%	17.1%	6.8%

KBW Bank Index (BKX)	9.4%	26.0%	13.7%	–0.8%

S&P 500 Index	13.7%	20.4%	15.4%	7.7%

Source: FactSet and Bloomberg as of December 31, 2014. Reflects annualized returns.

  •
  We continued to grow market share in many of our business lines, in part because our consistent financial performance allowed us to invest in our businesses during the economic downturn and persistent slow recovery experienced globally since 2008.

  •
  U.S. Bancorp continued to enjoy debt ratings that are among the highest in our industry, reflecting the ratings agencies' recognition of our strong, consistent financial performance, the quality of our balance sheet, our future earnings capacity and our strong management team.
42 U.S. Bancorp 2015 Proxy Statement

Compensation Discussion and Analysis

Sound Compensation Practices

Our executive compensation program includes many strong governance features, including the following:

What We Do	What We Don't Do
✓ We pay for performance:

•

Our cash incentive payments are calculated using a formula based on achievement of corporate financial targets

•

PRSU awards (which make up 75% of the value of equity awards granted to our executive officers) are earned based on absolute and relative corporate performance

✓

We place primary emphasis on long-term equity incentive compensation

X

We do not allow executives to hedge or pledge their company stock

X

We do not allow repricing of stock options

X

We do not provide tax gross-ups on our limited perquisites

X

We do not grant stock options with exercise prices below 100% of market value

X

We do not pay dividends on unearned PRSUs

✓

We discourage excessive risk taking and adjust incentive compensation for any member of senior management who demonstrates inadequate sensitivity to risk

✓

We have a "clawback" policy that allows us to recoup annual cash incentive payments attributable to incorrectly reported earnings

X

We do not include the value of equity awards in pension or severance plan calculations

X

We have adopted a policy stating that we will enter into no new agreements with executives that provide for excise tax gross-up payments upon termination of employment

✓ We have double-trigger vesting of outstanding long-term incentive awards in the event of a change in control
✓ We review tally sheets when making executive compensation decisions
✓ We retain an independent compensation consultant that provides no services to our company other than consulting with the Compensation Committee

Philosophy and Objectives of Our Executive Compensation Program

Compensation Program Goals

The Compensation Committee has designed the executive compensation program to attract, motivate, reward and retain the management talent required to achieve our corporate objectives and increase shareholder value, while at the same time making the most efficient use of our resources and strongly emphasizing pay for performance.

The Compensation Committee achieves these objectives through a compensation package that:

  •
  links a significant portion of total compensation to corporate, business line and individual performance, which we believe will create long-term shareholder value;

  •
  provides total compensation that is market competitive, permitting us to hire and retain high-caliber individuals at all levels of management;

  •
  emphasizes stock-based compensation, encouraging our executive officers to think and act as long-term shareholders;
U.S. Bancorp 2015 Proxy Statement 43

Compensation Discussion and Analysis

  •
  subjects a significant percentage of executive officer total compensation to multi-year vesting, in order to enhance executive retention and encourage a long-term view of corporate achievement; and

  •
  encourages an appropriate sensitivity to risk on the part of senior management, which protects long-term shareholder interests.

Pay for Performance

U.S. Bancorp operates in a highly complex business environment, where it competes with many well-established financial institutions. Our long-term business objective is to maximize shareholder value by increasing net income and earnings per share without exposing the company to undue risk. If we are successful in achieving this objective, the Compensation Committee believes the results will benefit our shareholders.

Accordingly, our executive compensation program is designed to reward our executives for achieving annual and long-term financial results that further this objective. As we describe below under "Compensation Components," the cash incentive plan rewards performance relative to corporate and business line financial plans established at the beginning of the fiscal year, and the PRSUs granted under the stock incentive plan are earned based on achievement of ROE targets that directly measure the return generated by the company on its shareholders' investment. At the same time, the Compensation Committee carefully weighs the risks inherent in these programs against the goals of the programs and the company's risk appetite. Additional discussion of the risk oversight undertaken by the Compensation Committee can be found below under "Decision Making and Policies — Risk Considerations in Setting Compensation Plans and Programs."

44 U.S. Bancorp 2015 Proxy Statement

Compensation Discussion and Analysis

Compensation Components

Total Compensation

The direct compensation of our NEOs consists of the following components:

Annual Compensation Component	Purpose	Considerations
Base Salary	Provide a fixed amount of cash compensation upon which our NEOs can rely	Levels are intended to reward experience and demonstrated skills and competencies relative to the market value of the position

Annual Cash Incentive Compensation

Motivate and reward NEOs for achieving or exceeding corporate, business line and individual performance goals, which is key for our pay-for-performance objectives

Aligns NEOs' interests with those of our shareholders by promoting strong annual results through achievement of financial goals set based on our strategic plan

The Compensation Committee annually sets a target percentage of base salary for each NEO's annual cash incentive amount. At target levels, more than half of the NEO's total cash compensation is dependent upon our financial results

The Compensation Committee uses EPS as the performance measure for the corporate component of the annual cash incentive program because it is an important indicator of profitability that aligns the interests of the executive officers with those of shareholders, and it uses pretax operating income as the performance measure for the business line component because business line income targets are the fundamental drivers of the company's revenues

The Compensation Committee uses corporate and business line targets at the levels included in the company's financial plan at the beginning of the fiscal year, which it considers to be challenging yet reasonably achievable goals

Long-Term Incentive Compensation

Aligns NEOs' interests with long-term shareholder interests by linking part of each NEO's compensation to long-term corporate and stock price performance

Long-term focus minimizes the risk that short-term cash incentive payments will promote excessive risk-taking behavior

Performance-Based Restricted Stock Units
Motivate our NEOs to manage the company to achieve additional financial goals that are expected to lead to increased shareholder value; multi-year vesting requirement serves as an additional retention tool

Stock Options
Support our growth strategy, provide a strong link between NEOs' compensation and our stock price, and serve as a retention tool

When setting long-term incentive award grant size, the Compensation Committee considers corporate performance as well as the individual performance of the NEOs

The Compensation Committee uses ROE as the performance measure for PRSUs because this measure directly reflects the return generated by the company on its shareholders' investment. ROE encompasses profitability, efficiency, balance sheet management and financial leverage, and requires prudent management of the balance between risk and return on capital investments. Both absolute and relative ROE metrics are used to provide a balanced picture of the company's performance and mitigate distortions that can arise from macro-economic influences. The PRSUs are designed to give the executives a clear line of sight with a one-year performance period, while fostering a long-term perspective with a four-year vesting period

The Compensation Committee sets the target level of company ROE at the ROE level included in the company's financial plan at the beginning of the fiscal year, which it considers to be a moderately challenging goal

U.S. Bancorp 2015 Proxy Statement 45

Compensation Discussion and Analysis

Executive Benefits and Perquisites

In addition to the primary components of our executive compensation program, NEOs are also eligible to receive health benefits under the same plans available to our other employees, matching contributions to their U.S. Bank 401(k) Savings Plan accounts on the same basis as our other employees, and retirement benefits that are earned over their career with the company. Perquisites for NEOs are limited, consisting primarily of financial planning expenses, home security, parking and executive physicals, and NEOs are not grossed up for tax liabilities resulting from perquisites.

Change-in-Control Agreements

We maintain change-in-control agreements with all of our NEOs. The terms of these agreements are discussed below under the headings "Executive Compensation — Potential Payments Upon Termination or Change-in-Control — Potential Payments Upon Change-in-Control" and " — Employment Agreement with Pamela Joseph." These change-in-control agreements are designed to reinforce and encourage the continued attention and dedication of our managing committee members to their assigned duties without distraction in the face of the potentially disruptive circumstances arising from the possibility of a change in control.

Base Salary

The Compensation Committee considers the salary of managing committee members relative to those executives' peers in our industry and will make market-based adjustments as it deems appropriate. Salaries can also be adjusted to reflect experience and tenure in a position, increased scope of responsibilities and individual performance.

After considering market alignment and performance factors, the Compensation Committee increased the base salaries of three NEOs from their 2013 amounts. Mr. Davis's base salary increased from $1,100,000 in 2013 to $1,200,000 in 2014 in recognition of the company's continued strong absolute and relative performance under his leadership in a difficult economic environment. Mr. Cecere's base salary increased from $675,000 in 2013 to $725,000 in 2014 to reflect his increasing level of responsibility on the leadership team. Mr. Parker's base salary increased from $475,000 in 2013 to $550,000 in 2014 in connection with his promotion in December 2013 from Executive Vice President and Chief Credit Officer to Vice Chairman and Chief Risk Officer, an increasingly complex position that is experiencing correspondingly increased market levels of compensation.

Annual Cash Incentive Awards

Our annual incentive plan is based on a formula

All management-level employees, including the NEOs and our other managing committee members, have the opportunity to earn annual cash incentive awards under a formula based on achievement of corporate and business line financial plans. The size of the award pool is calculated by evaluating company performance against pre-established, annual plan targets for corporate EPS (weighted 35%) and for business line pre-tax income (weighted 65%).

How the incentive plan formula works

The company's business is comprised of 48 revenue-producing business lines and 7 corporate support business lines, each of which works with the CEO and CFO to establish an individual annual financial plan that makes up a portion of the company's overall annual financial plan. Each business line financial plan contains a pre-tax operating income target. Under the annual cash incentive plan applicable to most of our management-level employees, that target and the corporate EPS target are then compared to actual results to determine what formula percentage (from 0% to 200%) of the aggregate target cash incentive award amounts of those employees in the business line will be available to fund awards.

46 U.S. Bancorp 2015 Proxy Statement

Compensation Discussion and Analysis

The formula percentage to be applied to the aggregate target award amounts to determine funding available for each of the 55 business lines under the annual cash incentive plan is calculated as follows:

  •
  The percentages by which actual corporate EPS differs from the EPS target and actual business line pretax operating income differs from target pretax operating income are each multiplied by a leverage factor of four, which magnifies the positive or negative variation of actual results. For example, if the actual corporate EPS were 5% greater than the EPS target, the formula would multiply 5% by four to arrive at 20%. The 20% would then be added to 100% to get an EPS percentage component ("EPS Bonus Funding Component") of 120%. If the actual business line pretax operating income were 3% below target, the formula would multiply 3% by four to arrive at 12%. The 12% would then be subtracted from 100%, resulting in a business line percentage component ("Business Line Bonus Funding Component") of 88%. Neither the EPS Bonus Funding Component nor the Business Line Bonus Funding Component may be less than 0% or greater than 200%.

  •
  The formula percentage is then calculated by applying 35% to the EPS Bonus Funding Component and 65% to the Business Line Bonus Funding Component to arrive at a weighted aggregate percentage (the "Bonus Funding Percentage") for a particular business line. For example, a 120% EPS Bonus Funding Component weighted 35% and an 88% Business Line Bonus Funding Component weighted 65% results in a Bonus Funding Percentage of 99.2%.

  •
  The aggregate target award amounts of management-level employees in the business line are multiplied by that business line's Bonus Funding Percentage to determine the total amount available to fund cash incentive awards in that business line.

  •
  The Bonus Funding Percentage in the case of most corporate support business lines (the "Overall Bonus Funding Percentage") is calculated slightly differently, with 35% based on the EPS Bonus Funding Component and 65% based on the weighted average Business Line Bonus Funding Components of all of the revenue-producing business lines.

For 2014, the EPS value used for purposes of the annual cash incentive plan was $3.08, which was 2.8% less than the 2014 EPS target of $3.16. The resulting EPS Bonus Funding Component was 88.7%.

The 2014 Business Line Bonus Funding Components for the 48 revenue-producing business lines ranged from 42.9% to 200%. After incorporating the EPS Bonus Funding Component for each business line, the Bonus Funding Percentages for the 48 revenue-producing business lines in 2014 ranged from 58.9% to 161.1%. The Overall Bonus Funding Percentage in 2014 was 96.3%. Continued low interest rates put significant pressure on our ability to generate revenue in 2014, which contributed to overall results that were slightly below target.

The Overall Bonus Funding Percentage for the past eight years, a period of substantial economic uncertainty, has fluctuated between 39% and 141% of target, averaging at 98% of target. The Compensation Committee designs the program so that the Overall Bonus Funding Percentage would be expected to fall between 95% and 105% of target in a stable macro-economic environment.

Why we use these performance measures for the incentive plan

The Compensation Committee believes that the EPS and business line pre-tax operating income targets used in the annual cash incentive plan, which forms the basis for the managing committee members' cash incentive award funding amounts, are appropriate performance measurements for the managing committee members for the following reasons:

  •
  EPS is an important indicator of profitability that aligns the interests of the executive officers with those of shareholders;

  •
  EPS captures elements of corporate performance that are beyond those of the individual operating business lines, such as corporate funding policies and the management and use of capital;

  •
  the business line income targets are the fundamental drivers of the company's revenues and income before taxes;
U.S. Bancorp 2015 Proxy Statement 47

Compensation Discussion and Analysis

  •
  using business line and corporate targets that are part of the company's annual financial plan, which is approved by the company's Board of Directors after discussion of, among other things, the degree of achievability of that financial plan, is designed to create goals that are challenging yet reasonably achievable, which should not only tend to result in cash incentive funding amounts that are at approximately 100% of target, but also to provide incentives to take appropriate amounts of risk to achieve those goals; and

  •
  the Compensation Committee values the clear alignment of incentives for executive officers and other management-level employees resulting from shared performance metrics.

How we determine cash incentive award amounts for each NEO

The target cash incentive award for each managing committee member, which represents a percentage of each executive's base salary, is determined in January for the upcoming year's performance. In January 2014, the following target levels were set for the NEOs:

NEO	Annual Cash Incentive Target (as percentage of base salary)
Richard K. Davis	225%

Andrew Cecere	150%

Pamela A. Joseph
Richard B. Payne, Jr.	125%
P.W. (Bill) Parker

These levels were not changed from the 2013 target percentages except in the case of Mr. Parker, whose target level increased from 120% to 125% of base salary in connection with his December 2013 promotion.

The cash incentive payouts for managing committee members for 2014 were determined in January 2015 based on 2014 corporate, business line and individual performance. As a starting point, the target incentive amount of each managing committee member who leads a revenue-producing group, including Ms. Joseph and Mr. Payne, is multiplied by a weighted average of the Bonus Funding Percentages of all of the business lines for which he or she has responsibility. For most of the managing committee members who lead a support line of business, including Mr. Cecere and Mr. Parker, the starting point for determining the annual cash incentive amount is the Overall Bonus Funding Percentage. As the leader of the entire organization, the starting point for determining Mr. Davis's cash incentive amount is also the Overall Bonus Funding Percentage. Each NEO's resulting Bonus Funding Percentage for 2014 performance was as follows:

NEO	Applicable Bonus Funding Percentage
Richard K. Davis Andrew Cecere P.W. (Bill) Parker	96.3% (equal to the Overall Bonus Funding Percentage)

Pamela A. Joseph	94.7% (equal to the weighted average of Bonus Funding Percentages for the 6 business lines for which Ms. Joseph has responsibility)

Richard B. Payne, Jr.	85.9% (equal to the weighted average of Bonus Funding Percentages for the 9 business lines for which Mr. Payne has responsibility)

Beginning with the amount determined by formula as described above, the Compensation Committee then determines the final amount of each executive officer's annual incentive payout based on the Compensation Committee's consideration of his or her individual performance and contributions during the year. Cash incentive award amounts can be adjusted downward as well as upward based on these performance reviews. The maximum upward adjustment for any NEO during the past three years was 10% above his or her applicable funding percentage. The Compensation Committee also uses a formal "risk scorecard" analysis, which can result in downward or upward adjustments to reflect the executives' response to risk. The Compensation Committee believes that it is important to retain the ability to recognize outstanding individual performance in determining

48 U.S. Bancorp 2015 Proxy Statement

Compensation Discussion and Analysis

annual cash incentive payouts, as well as to acknowledge circumstances where individual performance improvements are suggested or where inappropriate risk-taking behaviors have occurred.

Performance criteria for all managing committee members include performance relative to risk management, leadership, employee engagement, community involvement, involvement in special projects and new initiatives, and talent management, as well as factors including credit quality and audit, regulatory and compliance results. Finally, the Compensation Committee reviews the level of our corporate performance relative to our peer group in the principal profitability measures used by the Board in assessing corporate performance, as well as in relative levels of total shareholder return, as a check on the appropriateness of the award levels in the context of these operational performance measures.

The Compensation Committee determined that the formula-derived payment amounts for each NEO appropriately reflected that executive's performance and contribution to the company in 2014. Accordingly, no performance-based adjustments were made. After analyzing the risk scorecard results, however, the Compensation Committee decreased the Bonus Funding Percentage applicable to each of Mr. Davis's and Mr. Parker's target payment amounts by 5.0% in connection with their oversight of ongoing progress against higher compliance expectations. The resulting payout levels for the annual cash incentive program were as follows:

NEO	Percentage of Target Amount Paid Out
Richard K. Davis	91.3%

Andrew Cecere	96.3%

Pamela A. Joseph	94.7%

Richard B. Payne, Jr.	85.9%

P.W. (Bill) Parker	91.3%

Recoupment of Annual Incentives

The Compensation Committee will evaluate the facts and circumstances surrounding a restatement of earnings, if any, and, in its sole discretion, may adjust and recoup cash incentive amounts paid to our CEO, any managing committee members or any other employees as it deems appropriate, if attributable to incorrectly reported earnings.

Long-Term Incentive Awards

In 2014, 75% of the value of each NEO's long-term incentive award was granted in the form of performance-based restricted stock units, and 25% was granted in the form of stock options. PRSUs are earned according to a formula tied to our one-year ROE performance, as described in detail below. Both earned PRSUs and stock options vest ratably over four years from the grant date, and PRSU awards are settled in shares of our common stock. Cash dividends on unvested PRSUs are accrued during the performance period, but accrued dividends are only paid after the end of the performance period on shares actually earned by the executives.

How long-term incentive award amounts are set

Each year in January, the Compensation Committee determines the dollar value of that year's annual long-term incentive awards to be granted to members of the managing committee, including all of the NEOs, and the grants are made in February. In setting each year's award amounts, the Compensation Committee considers the relative market position of the awards and the total compensation for each executive, the proportion of each executive's total compensation to be delivered as a long-term incentive award, internal pay equity, executive performance and changes in responsibility, retention concerns, and corporate performance.

The long-term equity awards granted in early 2014 represented increases for three of our NEOs from the value of their respective 2013 grants. The 7% increase in Mr. Davis's award was based on his outstanding personal performance and the company's strong performance under his leadership during 2013. Mr. Cecere's award was increased by 3% in recognition of his strong leadership. Mr. Parker received an award that was 22% higher than

U.S. Bancorp 2015 Proxy Statement 49

Compensation Discussion and Analysis

his prior year's award in large part to reflect his promotion in December 2013 to Chief Risk Officer, an increasingly complex position that is experiencing correspondingly increased market levels of compensation.

Why we use the ROE performance measure for the PRSU awards

The number of PRSUs earned each year is determined according to a formula that uses a comparison of our actual ROE to a pre-set target, as well as our ROE performance relative to our peer group companies. ROE is used as the performance measure because:

  •
  it directly reflects the return generated by the company on its shareholders' investment;

  •
  it encompasses profitability, efficiency, balance sheet management and financial leverage, and is among the most widely used indicators of financial performance in our industry;

  •
  achieving a high ROE requires prudent management of the tradeoffs between risk and return, requiring a decision-making process that establishes an appropriate balance between achieving the highest return on invested capital and managing risk within the company's established risk tolerance levels; and

  •
  using ROE as a performance measure aligns the interests of the executives with that of long-term company shareholders, because sustaining a high return on equity is a primary driver of strong earnings growth.

The Compensation Committee believes that using a one-year performance period for the PRSUs provides important clarity for the NEOs and a strong pay and performance link. The one-year performance period creates a sense that strong leadership and effort will directly affect the number of shares ultimately received. The Compensation Committee has carefully considered using a longer cycle for its performance-based equity grants, but believes that the uncertainty in the economy and the financial industry, as well as the regulatory environment affecting our business, could have a significant effect on the company's ROE over a longer time horizon that could mute the effects of management performance. The link between performance and pay would be weakened and the incentive effect of the award reduced if members of executive management perceived that the relationship between their performance and their ultimate award value may be largely diluted by factors outside of their control. In addition, the PRSUs vest over a four-year period, which encourages executives to improve corporate performance during this period to increase the company's stock price.

How we determine the percentage of target PRSUs earned

At the time of each PRSU grant, the Compensation Committee establishes a one-year target level for U.S. Bancorp's absolute level of ROE, as well as levels of ROE achievement that would correspond to certain magnitudes of increase or decrease in award amounts. The target level of absolute ROE achievement arises directly from the company's annual financial plan, which is approved by the company's Board of Directors after consideration of, among other things, the degree of achievability of the financial plan, and is therefore designed to be a goal that is challenging yet reasonably achievable, and which should tend to result in performance that is at or near target levels. The Compensation Committee also sets the magnitude of increase or decrease in award amount based on ROE achieved relative to the median of our peers, and uses a matrix reflecting both the absolute and relative ROE parameters to determine the final PRSU award amounts by interpolation using the actual ROE level achieved during the year.

50 U.S. Bancorp 2015 Proxy Statement

Compensation Discussion and Analysis

The following chart shows the payout matrix set by the Compensation Committee at the time the 2014 awards were granted, which provided for the final award amounts to range from 0 to 125% of the target number of units in each award:

2014 ROE PERFORMANCE MATRIX
		Target Award Number Percentage

Company	Company ROE of 19.0% or more	75%	112.5%	125%
ROE	Company ROE Target (15.4%)	50%	100%	112.5%
Result	Company ROE of 12.0% or less (but >0)	25%	50%	75%
(Vertical Axis)	Company ROE of 0% or less	0%	0%	0%

		Peer Group ROE Ranking at 25th %ile or below	Peer Group ROE Ranking at Median	Peer Group ROE Ranking at 75th %ile or above

		Peer Group ROE Ranking (Horizontal Axis)

Our ROE in 2014 was 14.7% compared to the target level (on the vertical axis) of 15.4%. In comparison to its peer group, U.S. Bancorp's ROE ranked first, which was above the 75th percentile (on the horizontal axis). The final calculation resulted in the number of PRSUs earned being equal to 104.8% of the target number of units granted. Since 2009, when PRSUs were first used in our long-term incentive program, the percentage of PRSUs earned relative to target has fluctuated year to year in line with our corporate performance.

The Compensation Committee believes that the PRSU earning structure provides an important balance between rewarding the achievement of absolute performance goals and strong relative performance. For example, if our ROE is less than the specified ROE minimum for U.S. Bancorp, the target award number will not be earned, even if our ROE is at or above the 75th percentile in the peer group ROE ranking. In such a case, the number of earned units will be below the target number, even if U.S. Bancorp substantially outperforms every other company in the peer group. Conversely, if our relative ROE is significantly below the median in the peer group ROE ranking, the executive will earn a below-target number of units, even if U.S. Bancorp's absolute ROE substantially exceeds the target ROE for U.S. Bancorp. Thus, executives are not rewarded for poor performance simply because peer group members have even worse performance, nor are they rewarded for exceeding expectations (set at the beginning of the performance year) if performance relative to peers is substandard. In addition, by using a sliding scale for each ROE performance measure, the matrix takes into account the amount of variance from the ROE target and peer group ROE results, rewarding performance while mitigating the incentive for excessive risk taking that may result from an "all-or-nothing" award.

Decision Making and Policies

Process for Determining Compensation

Executive compensation is determined by the Compensation Committee, which is composed entirely of independent outside directors and is responsible for setting our compensation policy. The Compensation Committee has responsibility for setting each component of compensation for our CEO with the assistance and guidance of Cook & Co., its independent professional compensation consultant. The Compensation Committee also sets the total amount and types of compensation paid to members of the Board of Directors. Our CEO and our executive vice president of human resources, also with the help of Cook & Co., develop initial recommendations for all components of compensation for the managing committee members other than the CEO and present their recommendations to the Compensation Committee for review and approval.

U.S. Bancorp 2015 Proxy Statement 51

Compensation Discussion and Analysis

In making executive compensation determinations, our Compensation Committee has also considered the results of the non-binding, advisory shareholder votes on our executive compensation program in each year since 2009. Our shareholders approved our executive compensation program in each of those years, most recently approving it by 95.6% in 2014. The Compensation Committee also considered feedback from some of our largest investors. The Compensation Committee was mindful of our shareholders' endorsement of the Compensation Committee's decisions and policies to date and decided to retain our general approach to executive compensation during 2014, with an emphasis on short- and long-term incentive compensation that rewards our most senior executives when they deliver value for our shareholders. The Compensation Committee will continue to consider the results from this year's and future advisory shareholder votes regarding our executive compensation program.

Peer Group Analysis

In order to recruit and retain high-performing executives, our compensation program must be competitive with the compensation opportunities provided by companies with which we compete for executive talent. Using peer information as a point of reference, the Compensation Committee focuses on three factors — corporate, business line and individual performance — in determining each component of compensation.

In performing market checks on the level of compensation of our CEO and the other managing committee members, the Compensation Committee uses the peer group of financial services companies for comparative compensation data that management uses for annual financial performance comparisons. The Compensation Committee believes that it is appropriate to monitor relative compensation amounts with respect to the same peer group that is used by management and the Board for financial performance comparisons in large part because this group represents our primary industry competitors for executive talent.

For 2014, this peer group was the same as has been used since 2009, and was composed of the following companies, ranked in order of asset size as of December 31, 2014, and showing U.S. Bancorp's relative positioning within the group:

2014 U.S. Bancorp Peer Group
JPMorgan Chase & Co.	SunTrust Banks, Inc.
Bank of America Corporation	BB&T Corporation
Wells Fargo & Company	Fifth Third Bancorp
U.S. Bancorp	Regions Financial Corporation
The PNC Financial Services Group, Inc.	KeyCorp

This group was chosen by management for financial comparison purposes because these financial institutions, along with U.S. Bancorp, are the ten largest financial services companies based in the United States that provide broadly comparable retail and commercial banking services. We do not include Citigroup in our peer group because it has a significantly different business mix and geographic footprint from our company, including a significant international component. These peer companies are used for financial comparisons because their significant lines of business are most similar to U.S. Bancorp's, with an emphasis on retail and commercial banking, and they are the companies with which we compete for market share across our major business lines. Other companies that provide financial or similar services and are within the asset size range represented by our peer group have significantly different businesses and business strategies from ours. Some of the companies in the peer group are significantly larger than we are, and some are significantly smaller. Within this group, U.S. Bancorp is at the 67th percentile rank in asset size of the peer group. All of these peer companies are included in the KBW Bank Index, which we believe is the most appropriate stock market index to use for financial comparison purposes, and which is used in the Stock Performance Chart presented on page 154 of our 2014 Annual Report.

The Compensation Committee also reviews and uses compensation data from a large group of diversified financial services companies as an additional point of comparison.

52 U.S. Bancorp 2015 Proxy Statement

Compensation Discussion and Analysis

Compensation Market Checks

In January of each year, at the time that compensation decisions are made with respect to amounts of annual cash incentive awards to be paid out for the previous year's performance and long-term equity incentive awards to be granted in February, the Compensation Committee reviews the past year's company performance relative to the peer group in the profitability measures primarily used by the Board in assessing corporate performance, as well as in relative levels of total shareholder return ("TSR"), stock price performance and company valuation. This review serves as a check on the appropriateness of the equity award levels that have been set by the Compensation Committee, as well as the appropriateness of the cash incentive funding levels that result from the application of the formula contained in the annual cash incentive plan.

In January 2015, when the Compensation Committee reviewed 2014 corporate performance in accordance with this process, the committee discussed the company's one-, three- and five-year TSR in addition to ten-year stock performance and other performance measures. The company's three-year TSR is lower than that of the KBW Bank Index, but that relative performance largely reflects a recovery in the prices of the other index companies' stock, which had declined substantially as a result of the financial crisis. U.S. Bancorp's stock price did not experience a prolonged decrease in connection with the financial crisis and has therefore not experienced a dramatic rebound in the aftermath. After also considering absolute and relative profitability measures as well as company valuation, the Compensation Committee concluded that the compensation decisions that were made in accordance with our compensation program were appropriate when viewed in the context of overall performance.

Later in the year, after complete compensation information is known for our peer group for the preceding fiscal year, the Compensation Committee conducts a more specific comparison of relative total compensation levels for the NEOs against various relative one-, three- and five-year performance measures.

These market checks are used to assess the alignment of relative compensation levels within the peer group with relative performance levels within the group, to ensure that relative levels of pay are competitive with those of the companies with whom the company competes for executive talent, while remaining reasonable and appropriate. The Committee believes that the relative compensation of our NEOs within our peer group is appropriate, given U.S. Bancorp's asset size relative to the group and that it has consistently led its peers in the common industry measures of return on average assets, return on average common equity and efficiency ratio over many years.

Tally Sheets

Each year, after that year's compensation determinations have been made, a tally sheet summarizing the following information for each of the managing committee members, including each of the NEOs, is reviewed by the Compensation Committee:

  •
  total direct compensation;

  •
  current value of outstanding vested and unvested equity awards based on year-end fair market values;

  •
  deferred compensation balances;

  •
  present value of accumulated pension benefits;

  •
  value of perquisites; and

  •
  value of termination benefits.

Compensation Committee Consultant

The Compensation Committee retains Cook & Co. to:

  •
  provide advice regarding compensation program design, competitive practices, market trends and peer group composition;

  •
  make recommendations to the Compensation Committee in setting the pay of our CEO;

  •
  provide the same advisory services to the Compensation Committee and our CEO and executive vice president of human resources regarding the compensation of the other managing committee members; and
U.S. Bancorp 2015 Proxy Statement 53

Compensation Discussion and Analysis

  •
  advise the Compensation Committee on director compensation.

Cook & Co. also advised the Compensation Committee on the structure of the 2015 Stock Incentive Plan, which we are asking our shareholders to approve at the annual meeting. Cook & Co. does not provide any other services to our company.

The Compensation Committee reviews Cook & Co.'s independence annually. In conducting this review in 2014, the Compensation Committee considered:

  •
  the absence of any other services Cook & Co. provides to the company;

  •
  the amount of fees received by Cook & Co. from the company as a percentage of Cook & Co.'s revenue;

  •
  Cook & Co.'s compliance with its conflict of interest policies with respect to its engagement;

  •
  the absence of any business or personal relationships between Compensation Committee members and Cook & Co. or the individual advisors employed by Cook & Co. and working on U.S. Bancorp matters;

  •
  the absence of any business or personal relationships between U.S. Bancorp's executive officers and Cook & Co. or the individual advisors employed by Cook & Co. and working on U.S. Bancorp matters; and

  •
  the lack of ownership of any U.S. Bancorp stock by Cook & Co. and the individual advisors employed by Cook & Co. and working on U.S. Bancorp matters.

Based on its review, the Compensation Committee has concluded that Cook & Co. is independent of the company and Cook & Co.'s work for the Compensation Committee does not raise any conflicts of interest.

Risk Considerations in Setting Compensation Plans and Programs

Taking carefully considered risks is an integral part of any business strategy, and our compensation program is not intended to encourage management decisions that eliminate risk. Rather, the combination of various elements in our program is designed to encourage appropriate sensitivity to risk and mitigate the potential to reward risk taking that may produce short-term results that appear in isolation to be favorable, but that may undermine the successful execution of our long-term business strategy and negatively affect shareholder value. Together with the company's processes for strategic planning, its internal control over financial reporting and other financial and compliance policies and practices, the design of our compensation program helps to discourage management actions that demonstrate insensitivity to risk.

As a large financial services company, we have been subject to a continuing review of incentive compensation policies and practices undertaken by the Federal Reserve Board since 2009. In the process of participating in that review, we have undertaken a thorough analysis of every incentive compensation plan of the company, the individuals covered by each plan and the risks inherent in each plan's design and implementation. The Incentive Review Committee was created to oversee that review and to provide more comprehensive oversight of the relationship between the various kinds of risk we manage and our company's incentive compensation plans and programs. The Incentive Review Committee meets throughout the year and is responsible for the ultimate review and recommendation of all company incentive plans. This committee reviews plan elements such as plan participants, performance measures, performance and payout curves or formulas, how target level performance is determined (including whether any thresholds and caps exist), how frequently payouts occur, and the mix of fixed and variable compensation that the plan delivers. The plans and programs are also reviewed from the standpoint of reasonableness (for example, how target pay levels compare to similar plans for similar employee groups at other companies, and how payout amounts relate to the results that generate the payments), how well the plans and programs are aligned with U.S. Bancorp's goals and objectives and with the company's risk appetite, and from an overall standpoint, whether these plans and programs represent an appropriate mix of short-term and long-term compensation.

As part of this review by our Incentive Review Committee, our management team, including senior risk officers and individuals from the compensation department, have identified the risks inherent in these programs and have modified plans and procedures where appropriate to mitigate certain potential risks. For example, most business line incentive compensation plans with a credit component track early defaults, or defaults that occur within the

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first 12 months, and must include a provision that allows the company to offset future payments by the amount of the previously paid incentives related to the early default. In addition, a "risk scorecard" analysis measuring adequacy of risk management is undertaken for all senior management-level employees, including the managing committee members; all employees who have credit responsibility and who participate in annual corporate cash incentive plans; and all employees who have been identified by the company as persons able, individually or as part of a group, to engage in risk-taking behavior that could be material to the company and who participate in annual corporate cash incentive plans. This analysis serves as the basis for annual cash incentive plan adjustments for these employees. The Incentive Review Committee has reviewed its process with the Compensation Committee and discussed the areas where compensation-related risks were being addressed by plan modifications, or were mitigated by internal controls or otherwise.

The Compensation Committee also conducts an annual risk assessment of the compensation packages and components for the managing committee members. The Compensation Committee assesses the incentives for risk taking contained in the compensation program and balances them with the other goals of the compensation program. The Compensation Committee meets at that time with our CFO, chief credit officer, chief risk officer, general counsel and executive vice president of human resources for a specific discussion of the material risks our company faces, in order to assess those risks and the overall risk tolerance of the company approved by the Board of Directors in relation to the levels of risk inherent in the compensation plans and programs and the performance targets set each year.

In evaluating the incentives for risk taking in compensation plans and policies for managing committee members, the Compensation Committee considered the following risk-mitigating aspects of those plans and policies:

Overall Compensation Program Risk Mitigation Factors

  •
  Long-term incentive focus.  The majority of the total compensation received by managing committee members is in the form of equity awards with long-term vesting schedules, which helps to ensure that executives have significant value tied to long-term stock price performance and mitigates incentives to manage the company with an excessive focus on short-term gain.

Annual Cash Incentive Risk Mitigation Factors

  •
  Broad corporate focus.  The award payouts for all participants in the annual cash incentive program, including our executive officers, is dependent to a large degree on our corporate EPS performance. This structure provides a common, consistent focus on the achievement of annual goals important to our overall success, while mitigating the incentives to take excessive risks in order to achieve goals that are more closely linked to individual performance.

  •
  Specific risk performance analysis.  A "risk scorecard analysis" is performed for all senior management-level employees, including managing committee members, and is reviewed by our Incentive Review Committee. The results of this analysis may result in decreases in annual incentive compensation amounts in cases of inadequate risk management.

  •
  Clawback policy.  The company's incentive compensation "clawback" policy discourages risk taking that would lead to improper financial reporting.
U.S. Bancorp 2015 Proxy Statement 55

Compensation Discussion and Analysis

Long-Term Incentive Risk Mitigation Factors

  •
  Specific equity cancellation provisions.  Beginning in 2012, the equity award agreements for managing committee members have contained a provision that cancels the vesting of equity awards if it is determined that the executive exhibited an inadequate sensitivity to risk that caused a material adverse impact on the company or the executive's line of business.

  •
  Choice of performance measure.  The PRSUs use ROE as the measure of corporate performance for determining the final number of units earned under the award. Achieving a high ROE requires a management decision-making process that establishes an appropriate balance between achieving the highest return on invested capital and managing risk within the company's established risk tolerance levels.

  •
  Maximum PRSU amount limited to 125% of target.  The number of units that may be earned under the performance formula is capped at a modest level, which limits the potential incentive to take excessive risk in order to receive a greater number of shares.

  •
  Stock ownership requirements.  Executives are required to hold significant amounts of company stock through ownership guidelines, which is supported by a policy prohibiting hedging and pledging of company stock, and which supports the alignment of executives' interests with long-term shareholder interests.

  •
  Policy prohibiting hedging of shares.  Executives are prohibited from actions designed to hedge or offset any decrease in the market value of our common stock.

Based on a consideration of the foregoing reviews and factors, the Compensation Committee has determined that the company's compensation policies and procedures encourage appropriate risk-taking behavior and do not encourage an inappropriate sensitivity to risk.

Stock Ownership

The Compensation Committee believes that significant ownership of our common stock by our managing committee members directly aligns their interests with those of our other shareholders and also helps balance the incentives for risk taking inherent in equity-based awards. We have had a requirement for many years that our senior executives hold significant amounts of company stock. The current required ownership levels are:

Executive Officer	Ownership Level
CEO	6× base salary

Other managing committee members	3× base salary

Unvested equity awards are not included in determining whether a management committee member satisfies these ownership levels. Until the ownership level is met, the guidelines require managing committee members to hold 100% of the after-tax value of any vested restricted stock unit or exercised option.

As of December 31, 2014, all of our managing committee members were in compliance with the stock ownership guidelines. Most managing committee members complied by holding stock valued in excess of their applicable salary multiple, and those that have not yet reached those levels (the most recent additions to the managing committee) complied by holding their shares as required.

Deductibility of Performance-Based Compensation

Cash incentive awards for the NEOs are determined using the formula contained in the annual cash incentive plan and granted under our 2006 Executive Incentive Plan (the "EIP"). The EIP is designed to allow the company to issue awards that qualify as performance-based compensation under Section 162(m) of the Code. Accordingly, the annual incentive plan sets the maximum award level that can be given to any NEO under the plan for any year at

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0.2% of the company's net income for the year. The Compensation Committee then uses negative discretion to reduce the amount of an executive's cash incentive award to an amount that is determined based on the process described above. This maximum award amount was established principally to position the EIP to comply with regulations under Section 162(m) of the Code, and is not indicative of the expected payout amounts.

In 2014 and in previous years, PRSUs and stock options were awarded to our NEOs under the company's 2007 Plan. Based on the design of this plan, the PRSUs and stock options granted to NEOs are intended to qualify as performance-based compensation under Section 162(m) of the Code.

We review all compensation programs and payments to determine the tax impact on the company as well as on the executive officers. In addition, we review the impact of our programs against other considerations, such as accounting impact, shareholder alignment, market competitiveness, effectiveness and perceived value to employees. Because many different factors influence a well-rounded, comprehensive executive compensation program, the Compensation Committee may award compensation that may not be deductible under Section 162(m) of the Code. In addition, there can be no assurance that compensation awards intended to qualify for tax deductibility under Section 162(m) of the Code will ultimately be determined by the Internal Revenue Service to so qualify.

COMPENSATION COMMITTEE REPORT

The Compensation and Human Resources Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon this review and discussion, the Compensation and Human Resources Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in our 2014 Annual Report on Form 10-K.

Compensation and Human Resources Committee of the Board of Directors of U.S. Bancorp

David B. O'Maley, Chair Victoria Buyniski Gluckman Arthur D. Collins, Jr.	Olivia F. Kirtley Jerry W. Levin
U.S. Bancorp 2015 Proxy Statement 57

Executive Compensation

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the cash and non-cash compensation awarded to or earned by the individuals who served as our CEO or CFO and each of our three other most highly compensated executive officers (the "NEOs") for 2014.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Richard K. Davis	2014	1,200,000	5,625,000	1,875,000	2,465,100	8,192,618	15,358	19,373,076
Chairman, President and	2013	1,100,000	5,250,000	1,750,000	2,600,000	70,355	23,308	10,793,663
Chief Executive Officer	2012	1,100,042	3,000,000	3,000,000	3,044,350	8,051,875	17,572	18,213,839

Andrew Cecere(6)	2014	725,000	3,187,500	1,062,500	1,047,263	1,400,038	27,883	7,450,184
Vice Chairman and	2013	675,000	3,093,750	1,031,250	1,121,850	—	32,219	5,954,069
Chief Financial Officer	2012	675,026	1,875,000	1,875,000	1,309,163	1,885,417	30,185	7,649,791

Pamela A. Joseph	2014	675,000	1,650,000	550,000	799,031	3,659,219	15,715	7,348,965
Vice Chairman,	2013	675,000	1,650,000	550,000	756,000	429,879	16,461	4,077,340
Payment Services	2012	675,026	1,000,000	1,000,000	984,656	3,022,698	16,619	6,698,999

Richard B. Payne, Jr.	2014	500,000	1,815,000	605,000	536,875	419,490	26,220	3,902,585
Vice Chairman,	2013	500,000	1,815,000	605,000	578,750	250,156	30,580	3,779,486
Wholesale Banking	2012	500,019	1,100,000	1,100,000	683,750	403,888	29,720	3,817,377

P.W. (Bill) Parker(7)	2014	550,000	1,312,500	437,500	627,688	471,963	24,170	3,423,821
Vice Chairman and	2013	475,000	1,072,500	357,500	534,660	149,427	19,706	2,608,793
Chief Risk Officer

(1)
Stock Awards

The amounts in this column are calculated based on the number of restricted stock units awarded and the fair market value of U.S. Bancorp common stock on the date the award was made in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718.

The 2014 values in this table reflect the fair market value of each officer's target payout for the 2014 performance-based restricted stock units on the grant date. The number of units subject to each of these awards that were earned based on our actual 2014 performance is equal to 104.8% of the awards' respective target amounts. The fair market value of the maximum potential payout amounts for these awards on the grant date were as follows: (i) Mr. Davis, $7,031,250; (ii) Mr. Cecere, $3,984,375; (iii) Ms. Joseph, $2,062,500; (iv) Mr. Payne, $2,268,750; and (v) Mr. Parker, $1,640,625.
(2)
Option Awards

The amounts in this column are based on the fair value of the stock option awards as estimated using the Black-Scholes option-pricing model. The assumptions used to arrive at the Black-Scholes value are disclosed in Note 18 to our consolidated financial statements included in our 2014 Annual Report on Form 10-K.
(3)
Non-Equity Incentive Plan Compensation

The amounts in this column relate to awards granted under our EIP. The EIP and these awards are discussed above in the "Compensation Discussion and Analysis" section of this proxy statement.
(4)
Change in Pension Value and Non-Qualified Deferred Compensation Earnings

The amounts in this column represent the increase in the actuarial net present value of all future retirement benefits under the U.S. Bank Pension Plan and the U.S. Bancorp Non-Qualified Retirement Plan. A number of factors can cause the amounts reflected in this column to vary significantly, including volatility in the discount rate applied to determine the value of future payment streams and changes to mortality assumptions. The single biggest factor contributing to the increase in amounts reported for 2014 over amounts reported for 2013 was the change in discount rate used pursuant to pension accounting rules to calculate the present value of future payments. The weighted average discount rate used for the plans
58 U.S. Bancorp 2015 Proxy Statement

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  was 4.13% at December 31, 2014, which represents a marked decrease from the 4.97% rate at December 31, 2013. The rate at December 31, 2013 represented a significant increase from the 4.07% rate at December 31, 2012, however, which put downward pressure on the pension values in 2013 and resulted in relatively modest increases being reported in this column. Although the decreased discount rate for 2014 results in an increased present value, it does not result in any increase in the benefits payable to participants under the plans.

The net present values of the pension benefits as of December 31, 2014 used to calculate the net change in pension benefits were determined using the same assumptions used to determine our pension obligations and expense for financial statement purposes. See Note 17 to our consolidated financial statements included in our 2014 Annual Report on Form 10-K for these specific assumptions. Additional information about our Pension Plan and Non-Qualified Retirement Plan is included below under the heading "Pension Benefits." We have not provided above-market or preferential earnings on any nonqualified deferred compensation and, accordingly, no such amounts are reflected in this column.
(5)
All Other Compensation

The following table describes each component of the All Other Compensation column for 2014:

Name	Parking Reimbursement ($)	Matching Contribution into 401(k) Savings Plan ($)	Reimbursement of Financial Planning Expenses ($)	Executive Physical ($)	Home Security System Expenses ($)	Other ($)		Total ($)
Mr. Davis	3,820	10,400	—	—	1,138	—		15,358

Mr. Cecere	3,820	10,400	12,000	—	663	1,000	(a)	27,883

Ms. Joseph	—	10,400	5,315	—	—	—		15,715

Mr. Payne	3,820	10,400	12,000	—	—	—		26,220

Mr. Parker	3,820	10,400	—	9,950	—	—		24,170

(a)
Matching contributions under our charitable matching gifts program, which matches charitable gifts for all of our employees and directors.

Our company occasionally allows its executives the personal use of tickets for sporting and special events previously acquired by our company for the purpose of business entertainment. There is no incremental cost to our company for the use.
(6)
Mr. Cecere served as Vice Chairman and Chief Financial Officer for all of 2014. He was promoted to Vice Chairman and Chief Operating Officer effective January 20, 2015.
(7)
Mr. Parker was not an NEO in 2012. Accordingly, the table above reflects only his compensation for 2013 and 2014.

Grants of Plan-Based Awards

The following table summarizes the equity and non-equity plan-based awards granted in 2014 to the executive officers named in the Summary Compensation Table. The first line of information for each executive contains information about the 2014 cash awards (paid in February 2015) that each executive was eligible to receive under our EIP, and the remaining information relates to performance-based restricted stock units and stock options granted in 2014 under the 2007 Plan.

U.S. Bancorp 2015 Proxy Statement 59

Executive Compensation

Grants of Plan-Based Awards for Fiscal 2014

			Date of Compensation Committee Meeting	Estimated Future Payouts Under Non- Equity Incentive Plan Awards(1)		Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option

Name	Grant Date		at Which Grant Was Approved	Target ($)(2)	Maximum ($)(3)	Threshold (#)	Target (#)	Maximum (#)	Options (#)	Awards ($/Sh)	Awards ($)(4)
Richard K. Davis	—		—	2,700,000	11,702,000	—	—	—	—	—	—
	2/20/14	(5)	1/20/14	—	—	0	139,508	174,384	—	—	5,625,000
	2/20/14	(6)	1/20/14	—	—	—	—	—	164,766	40.32	1,875,000

Andrew Cecere	—		—	1,087,500	11,702,000	—	—	—	—	—	—
	2/20/14	(5)	1/20/14	—	—	0	79,055	98,818	—	—	3,187,500
	2/20/14	(6)	1/20/14	—	—	—	—	—	93,366	40.32	1,062,500

Pamela A. Joseph	—		—	843,750	11,702,000	—	—	—	—	—	—
	2/20/14	(5)	1/20/14	—	—	0	40,922	51,150	—	—	1,650,000
	2/20/14	(6)	1/20/14	—	—	—	—	—	48,333	40.32	550,000

Richard B. Payne, Jr.	—		—	625,000	11,702,000	—	—	—	—	—	—
	2/20/14	(5)	1/20/14	—	—	0	45,014	56,266	—	—	1,815,000
	2/20/14	(6)	1/20/14	—	—	—	—	—	53,167	40.32	605,000

P.W. (Bill) Parker	—		—	687,500	11,702,000	—	—	—	—	—	—
	2/20/14	(5)	1/20/14	—	—	0	32,552	40,688	—	—	1,312,500
	2/20/14	(6)	1/20/14	—	—	—	—	—	38,445	40.32	437,500

(1)
Estimated Future Payouts Under Non-Equity Incentive Plan Awards

These columns show the potential payments for each of these executive officers under our EIP in 2015, for 2014 performance. The actual annual cash incentive amounts paid based on our performance are reported above in the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table. Additional information regarding our annual cash incentives is included above in "Compensation Discussion and Analysis — Compensation Components — Annual Cash Incentive Awards."
(2)
Target Estimated Future Payouts Under Non-Equity Incentive Plan Awards

As described above in "Compensation Discussion and Analysis — Compensation Components — Annual Cash Incentive Awards," the Compensation Committee establishes a target cash incentive amount for each NEO each year, expressed as a percentage of the executive's base salary.
(3)
Maximum Estimated Future Payouts Under Non-Equity Incentive Plan Awards

Our EIP provides the opportunity for each participant in the plan to earn a maximum cash incentive amount equal to 0.2% of our net income for the performance year. Our net income for the 2014 fiscal year was $5.851 billion, and 0.2% of net income was $11.702 million.
(4)
Grant Date Fair Value of Stock and Option Awards

The fair value of the performance-based restricted stock units was calculated using the target number of units multiplied by the closing market price of a share of our common stock on the grant date. The Black-Scholes option pricing model was used to estimate the grant date fair value of the options in this column. Use of this model should not be construed as an endorsement of its accuracy. All stock option pricing models require predictions about the future movement of the stock price. The assumptions used to develop the grant date valuations for the options granted on February 20, 2014, were: risk-free rate of return of 1.73%; dividend rate of 2.6%; volatility rate of 37.66%; quarterly reinvestment of dividends; and an average term of 5.5 years. No adjustments have been made for non-transferability or risk of forfeiture. The real value of the stock options in this table will depend on the actual performance of our common stock during the applicable period and the fair market value of our common stock on the date the options are exercised.
(5)
The earned performance-based restricted stock unit awards vest at 25% per year, with vesting dates of February 20, 2015, 2016, 2017 and 2018. The number of units earned is determined using a sliding scale based on (i) our 2014 ROE result versus a predetermined target and (ii) our 2014 ROE ranking within our peer group. The performance-based restricted stock unit awards accrue an amount equal to the dividends paid on our shares of common stock, which is paid at the end of the performance period on the number of shares earned. Based on our actual 2014 performance compared to the targets set in the award agreements for each officer's 2014 performance-based restricted stock units, the number of units subject to each of these awards that was earned is equal to 104.8% of their respective target amounts. Additional information regarding these performance-based restricted stock unit awards is included above in "Compensation Discussion and Analysis — Compensation Components — Long-Term Incentive Awards," and the actual number of units earned by each officer is included in the Outstanding Equity Awards at 2014 Fiscal Year-End table below.
(6)
These stock options were granted on February 20, 2014, and vest at 25% per year, with vesting dates of February 20, 2015, 2016, 2017 and 2018.
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Executive Compensation

Outstanding Equity Awards

The following table shows the unexercised stock options and the unvested restricted stock and restricted stock units held at the end of fiscal year 2014 by the executive officers named in the Summary Compensation Table.

Outstanding Equity Awards at 2014 Fiscal Year-End

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Richard K. Davis	—	164,766	(2)	40.32	2/20/2024	—		—
	36,038	108,114	(3)	33.99	2/14/2023	—		—
	147,348	147,348	(4)	28.63	2/15/2022	—		—
	195,129	65,043	(5)	28.70	2/16/2021	—		—
	300,122	—		23.86	2/16/2020	—		—
	305,625	—		25.35	10/22/2019	—		—
	1,457,726	—		31.04	1/16/2018	—		—
	919,118	—		35.76	1/17/2017	—		—
	548,297	—		30.00	1/17/2016	—		—
	—	—		—	—	146,204	(6)	6,571,870
	—	—		—	—	127,888	(7)	5,748,566
	—	—		—	—	67,795	(8)	3,047,385
	—	—		—	—	33,680	(9)	1,513,916
	—	—		—	—	73,345	(10)	3,296,858

Andrew Cecere	—	93,366	(2)	40.32	2/20/2024	—		—
	21,237	63,711	(3)	33.99	2/14/2023	—		—
	92,093	92,094	(4)	28.63	2/15/2022	—		—
	124,173	41,391	(5)	28.70	2/16/2021	—		—
	183,374	—		25.35	10/22/2019	—		—
	874,636	—		31.04	1/16/2018	—		—
	321,691	—		35.76	1/17/2017	—		—
	250,650	—		30.00	1/17/2016	—		—
	—	—		—	—	82,847	(6)	3,723,973
	—	—		—	—	75,363	(7)	3,387,567
	—	—		—	—	42,371	(8)	1,904,576
	—	—		—	—	21,433	(9)	963,413
	—	—		—	—	41,911	(10)	1,883,899

Pamela A. Joseph	—	48,333	(2)	40.32	2/20/2024	—		—
	11,326	33,981	(3)	33.99	2/14/2023	—		—
	49,116	49,117	(4)	28.63	2/15/2022	—		—
	70,955	23,652	(5)	28.70	2/16/2021	—		—
	51,021	—		23.86	2/16/2020	—		—
	134,160	—		13.10	3/2/2019	—		—
	283,090	—		31.04	1/16/2018	—		—
	275,735	—		35.76	1/17/2017	—		—
	59,319	—		30.00	1/17/2016	—		—
	—	—		—	—	42,886	(6)	1,927,726
	—	—		—	—	40,194	(7)	1,806,720
	—	—		—	—	22,598	(8)	1,015,780
	—	—		—	—	12,247	(9)	550,503
	—	—		—	—	19,594	(10)	880,750

U.S. Bancorp 2015 Proxy Statement 61

Executive Compensation

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Richard B. Payne, Jr.	—	53,167	(2)	40.32	2/20/2024	—		—
	12,458	37,377	(3)	33.99	2/14/2023	—		—
	54,028	54,028	(4)	28.63	2/15/2022	—		—
	70,955	23,652	(5)	28.70	2/16/2021	—		—
	96,041	—		23.86	2/16/2020	—		—
	70,386	—		13.10	3/2/2019	—		—
	460,204	—		31.04	1/16/2018	—		—
	—	—		—	—	47,174	(6)	2,120,471
	—	—		—	—	44,213	(7)	1,987,374
	—	—		—	—	24,858	(8)	1,117,367
	—	—		—	—	12,247	(9)	550,503
	—	—		—	—	8,382	(10)	376,771

P.W. (Bill) Parker	—	38,445	(2)	40.32	2/20/2024	—		—
	7,362	22,087	(3)	33.99	2/14/2023	—		—
	31,926	31,926	(4)	28.63	2/15/2022	—		—
	44,346	14,783	(5)	28.70	2/16/2021	—		—
	60,025	—		23.86	2/16/2020	—		—
	—	—		—	—	34,112	(6)	1,533,334
	—	—		—	—	26,125	(7)	1,174,319
	—	—		—	—	14,688	(8)	660,226
	—	—		—	—	7,655	(9)	344,092
	—	—		—	—	10,478	(10)	470,986

(1)
The amounts in this column are calculated using a per share value of $44.95, the closing market price of a share of our common stock on December 31, 2014, the last business day of the year.
(2)
These non-qualified stock options vest at the rate of 25% per year, with vesting dates of February 20, 2015, 2016, 2017 and 2018.
(3)
These non-qualified stock options vest at the rate of 25% per year; 25% vested on February 14, 2014, with remaining vesting to occur on February 14, 2015, 2016 and 2017.
(4)
These non-qualified stock options vest at the rate of 25% per year; 25% vested on each of February 15, 2013 and 2014, with remaining vesting to occur on February 15, 2015 and 2016.
(5)
These non-qualified stock options vest at the rate of 25% per year; 25% vested on each of February 16, 2012, 2013 and 2014, with remaining vesting to occur on February 16, 2015.
(6)
These performance-based restricted stock units, the number of which was determined based on our actual 2014 performance compared to the targets set in the applicable award agreements, vest at the rate of 25% per year, with vesting dates of February 20, 2015, 2016, 2017 and 2018.
(7)
These performance-based restricted stock units, the number of which was determined based on our actual 2013 performance compared to the targets set in the applicable award agreements, vest at the rate of 25% per year; 25% vested on February 14, 2014, with remaining vesting to occur on February 14, 2015, 2016 and 2017.
(8)
These performance-based restricted stock units, the number of which was determined based on our actual 2012 performance compared to the targets set in the applicable award agreements, vest at the rate of 25% per year; 25% vested on each of February 15, 2013 and 2014, with remaining vesting to occur on February 15, 2015 and 2016.
(9)
These performance-based restricted stock units, the number of which was determined based on our actual 2011 performance compared to the targets set in the applicable award agreements, vest at the rate of 25% per year; 25% vested on each of February 16, 2012, 2013 and 2014, with remaining vesting to occur on February 16, 2015.
(10)
Since the average of our annual ROE in 2010, 2011 and 2012 was at or above the 50th percentile of the average annual peer group ROE during this three-year period, 50% of these retention performance-based restricted stock units vested on February 16, 2013, the third anniversary of the grant date; 25% vested on February 16, 2014, the fourth anniversary of the grant date; and 25% will vest on February 16, 2015, the fifth anniversary of the grant date.
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Option Exercises and Stock Vested

The following table summarizes information with respect to stock option awards exercised and restricted stock unit awards vested during fiscal 2014 for each of the executive officers named in the Summary Compensation Table.

Option Exercises and Stock Vested during Fiscal 2014

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Richard K. Davis	519,010	5,470,115	220,719	8,987,156

Andrew Cecere	282,281	3,236,566	131,952	5,372,967

Pamela A. Joseph	592,604	6,596,185	69,173	2,816,541

Richard B. Payne, Jr.	512,312	4,899,780	59,688	2,428,654

P.W. (Bill) Parker	351,132	3,808,713	41,618	1,694,232

(1)
Value Realized on Exercise

Value determined by subtracting the exercise price per share from the market value per share of our common stock on the date of exercise and multiplying the difference by the number of shares acquired on exercise.
(2)
Value Realized on Vesting

Value determined by multiplying the number of vested shares or units by the opening market price of a share of our common stock on the vesting date, or on the next business day in the event the vesting date is not on a business day.

Pension Benefits

Defined Benefit Pension Plans

The U.S. Bank Pension Plan was created through the merger of the former U.S. Bancorp's career average pay defined benefit plan, known as the "U.S. Bancorp Cash Balance Pension Plan," and the former Firstar Corporation's non-contributory defined benefit plan, which was primarily a final average pay plan. Under the U.S. Bank Pension Plan, benefits are calculated using a final average pay formula, based upon the employee's years of service and average salary during the five consecutive years of service in which compensation was the highest during the ten years prior to retirement, with a normal retirement age of 65. Effective January 1, 2010, our company established a new cash balance formula for certain current and all future eligible employees. Participants will receive annual pay credits based on eligible pay multiplied by a percentage determined by their age and years of service. Participants will also receive an annual interest credit. Participants in the pension plan that elected to receive pension benefits using the cash balance formula had their existing benefits in the pension plan frozen and will earn future benefits under the cash balance formula. Substantially all employees are eligible to receive benefits under the U.S. Bank Pension Plan. Participation requires one year of service with U.S. Bancorp or its affiliates, and vesting of benefits requires five years of service for benefits under the final average pay formula and three years of service for benefits under the post-2009 cash balance formula. Messrs. Cecere and Parker were the only NEOs that elected to receive pension benefits using the cash balance formula.

Although no new benefits are accrued under the former U.S. Bancorp Cash Balance Pension Plan formula and Firstar Corporation's plan formula for service after 2001, benefits previously earned under those plans have been preserved and will be part of a retiree's total retirement benefit. In order to preserve the relative value of benefits that use the final average pay formula, subsequent changes in compensation (but not in service) may increase the amount of those benefits.

Federal laws limit the amount of compensation we may consider when determining benefits payable under qualified defined benefit pension plans. We also maintain a non-contributory, non-qualified retirement plan that pays the excess pension benefits that would have been payable under our current and prior qualified defined benefit pension plans if the federal limits were not in effect. This non-qualified plan also provides additional supplemental benefits for certain of our executive officers.

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Mr. Davis earned benefits under the former Firstar Corporation plan that will be included in his ultimate retirement benefits. Messrs. Cecere and Parker earned benefits under the former U.S. Bancorp Cash Balance Pension Plan that will be included in their ultimate retirement benefits. Ms. Joseph and Mr. Payne became employees in 2001, and 2006, respectively, and did not earn benefits under either of these prior plans.

Supplemental Retirement Benefits

Certain of our executive officers, including all of the NEOs except for Mr. Payne, are eligible for a supplemental benefit that augments benefits earned under the U.S. Bank Pension Plan and the non-qualified excess benefits discussed above. The supplemental benefit ensures that eligible executives receive a total retirement benefit equal to a fixed percentage of the executive's final average cash compensation. In the case of Mr. Parker, his supplemental benefit was frozen in 2001. For purposes of this supplemental benefit, final average cash compensation includes annual base salary, annual cash bonuses and other cash compensation awards as determined by the Compensation Committee. Eligibility for these supplemental benefits has been determined by the Compensation Committee based on individual performance and level of responsibility.

Vesting of the supplemental benefit is generally subject to certain conditions, including that an executive officer provide a certain number of years of service determined by the Compensation Committee. Mr. Davis is eligible for an amount of total retirement benefits at age 62 equal to 60% of the average cash compensation during his five consecutive years of service in which he is most highly compensated, and he is fully vested in these benefits. Mr. Cecere is eligible for an amount of total retirement benefits at age 65 equal to 55% of the average cash compensation during his final three years of service, reduced by his estimated retirement benefits from Social Security. Mr. Cecere is fully vested in a portion of his supplemental benefit, with his vested portion increasing on a pro rata basis up to age 60. Ms. Joseph is eligible for an amount of total retirement benefits at age 62 equal to 55% of the average cash compensation during her five consecutive years of service in which she is most highly compensated, and she is fully vested in these benefits. Mr. Parker has a frozen monthly annuity benefit of $1,761 in which he is fully vested, payable as early as his termination date.

For Mr. Davis and Ms. Joseph, the standard form of payment of the supplemental benefit is a ten-year certain, single life annuity. For a portion of Mr. Cecere's supplemental benefit, the standard form is either a lump sum or a joint and survivor annuity, depending on the present value of the lump sum at retirement, and for the remaining portion of the benefit, the standard form is a joint and survivor annuity. For Mr. Parker's supplemental benefit, the standard form is either a lump sum or a joint and survivor annuity, depending on the present value of the lump sum at retirement. Each of Messrs. Davis, Cecere and Parker and Ms. Joseph have the option of electing to receive his or her supplemental benefit in other various forms of annuity benefits. In general, this election must be made prior to the applicable officer's retirement date. In addition, Mr. Davis has the option to elect to receive the pre-2005 portion of his supplemental benefit as a lump sum distribution, and Messrs. Cecere and Parker have the option to elect to receive their entire supplemental benefit as a lump sum. This election must be made at least 12 months prior to the applicable officer's retirement date, and Mr. Cecere has made such an election. The amount of the lump sum distribution equals the actuarial equivalent of the annuity form of payment and is calculated using substantially similar actuarial assumptions as for our pension plan obligations discussed in Note 17 to our consolidated financial statements included in our 2014 Annual Report on Form 10-K. The means of calculating the various annuity benefits is described in the pension plan.

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Pension Benefits for Fiscal 2014

The following table summarizes information with respect to each plan that provides for payments or other benefits at, following, or in connection with the retirement of any of the executive officers named in the Summary Compensation Table.

Name	Plan Name	Number of Years Credited Service (#)		Present Value of Accumulated Benefits ($)(1)(2)		Payments During Last Fiscal Year ($)
Richard K. Davis
	U.S. Bancorp Non-Qualified Retirement Plan:
	Supplemental Benefits	21		22,574,264		—
	Excess Benefit	21		7,053,060		—
	U.S. Bank Pension Plan	21		648,709		—

	Total			30,276,033	(3)	—

Andrew Cecere
	U.S. Bancorp Non-Qualified Retirement Plan:
	Supplemental Benefits	29		2,342,840		—
	Excess Benefit	29		3,122,937		—
	U.S. Bank Pension Plan	29		473,653		—

	Total			5,939,430	(4)	—

Pamela A. Joseph
	U.S. Bancorp Non-Qualified Retirement Plan:
	Supplemental Benefits	13	(5)	8,789,235		—
	Excess Benefit	13	(5)	2,266,101		—
	U.S. Bank Pension Plan	13	(5)	381,686		—

	Total			11,437,022	(6)	—

Richard B. Payne, Jr.
	U.S. Bancorp Non-Qualified Retirement Plan:
	Supplemental Benefits	N/A		N/A		—
	Excess Benefit	9		1,450,452		—
	U.S. Bank Pension Plan	9		364,915		—

	Total			1,815,367	(7)	—

P.W. (Bill) Parker
	U.S. Bancorp Non-Qualified Retirement Plan:
	Supplemental Benefits	18		217,197		—
	Excess Benefit	31		1,679,368		—
	U.S. Bank Pension Plan	31		594,349		—

	Total			2,490,914	(7)	—

(1)
The measurement date and material actuarial assumptions applied in quantifying the present value of the current accrued benefits are discussed in Note 17 to our consolidated financial statements included in our 2014 Annual Report on Form 10-K. These assumptions include the use of a 3.99% discount rate for the supplemental and excess plans and a 4.15% discount rate for the qualified pension plan. These discount rates are at historically low levels, and if discount rates return to the higher levels of past years, the present value of accumulated benefits will be reduced. The mortality assumptions used are based on the RP 2014 mortality table projected generationally using a customized RPEC_2014 scale. The average pay used for the benefit calculations was historical pay through the measurement date (December 31, 2014).

The amounts in this column were calculated based on the earliest age at which the applicable officer is entitled to receive unreduced retirement benefits and ignore any vesting requirements. The earliest age of unreduced retirement benefits is 62 for Mr. Davis and Ms. Joseph and 65 for Messrs. Cecere, Payne and Parker.
(2)
In the event of the death of one of the officers in this table, a pre-established percentage of the officer's pension benefits will be paid to the officer's beneficiary. The actual percentage paid to the beneficiary is dependent on the form of payment of benefits elected by the officer. The default percentage is 50% to the officer's spouse. An additional lump sum death benefit may be payable based on certain actuarial calculations. The present value of the payments to an officer's beneficiary would not exceed the total present value of accumulated benefits shown in this column. The amounts payable upon the death of Ms. Joseph are discussed below under the heading "Potential Payments Upon Termination or Change-in-Control — Employment Agreement with Pamela A. Joseph."
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Executive Compensation

(3)
Mr. Davis is eligible to begin receiving his U.S. Bank Pension Plan benefit and the pre-2005 portion of his excess and supplemental benefits upon retirement. The remainder of his excess and supplemental benefits are payable upon the later of age 62 or retirement. The portion of his benefits available at retirement are reduced by an early retirement benefit formula specified in the applicable plan for each year prior to his reaching age 62. The early retirement benefit formula reduces the annual pension benefit amount payable to Mr. Davis due to the longer benefit payment period related to the earlier commencement of benefits.
(4)
Mr. Cecere is eligible to begin receiving his U.S. Bank Pension Plan benefit and the pre-2005 portion of his excess and supplemental benefits upon retirement at any age. The remainder of his excess and supplemental benefits are payable upon the later of age 62 or retirement. If any of the vested benefits are paid before Mr. Cecere reaches age 65, the benefits are reduced by certain early retirement benefit formulas specified in the applicable plan for each year prior to Mr. Cecere's reaching age 65. These early retirement benefit formulas reduce the annual pension benefit amount payable to Mr. Cecere due to the longer benefit payment period related to the earlier commencement of benefits.
(5)
Ms. Joseph has 21 years of service for purposes of calculating the vesting of her pension benefits, but she has only 13 years of credited service for purposes of calculating the value of her pension benefits.
(6)
Ms. Joseph is not eligible to begin receiving her vested supplemental or excess benefits before she reaches age 62. Early retirement would not increase the amounts disclosed for her in the table.
(7)
Messrs. Payne and Parker are currently vested in 100% of their pension benefits.

Nonqualified Deferred Compensation

Under the U.S. Bank Executive Employees Deferred Compensation Plan (2005 Statement) (the "Executive Deferred Compensation Plan"), members of our senior management, including all of our executive officers, may choose to defer all or a part of their annual base salary and annual cash incentive payments. The minimum amount that can be deferred in any calendar year is $1,000. Cash compensation that is deferred is deemed to be invested in one of several investment funds, including a U.S. Bancorp common stock fund, as selected by the participant.

Shown below are the rates of return for each of the investment options (also known as measurement funds) available under the Executive Deferred Compensation Plan for the period from January 1, 2014, through December 31, 2014:

Fund Name	FY 2014 Returns
Stable Value Fund	1.33%

Bond Index Fund	5.81%

Active Bond Fund	4.50%

US Large Cap Equity Index Fund	13.58%

Active US Large Cap Equity Fund	8.29%

US Small-Mid Equity Index Fund	7.49%

Active US Small-Mid Equity Fund	4.45%

International Equity Index Fund	–5.62%

Active International Equity Fund	–0.75%

Deferred Savings U.S. Bancorp Stock Fund	13.71%

Amounts deferred under the Executive Deferred Compensation Plan are credited with earnings and investment gains and losses by assuming that deferred amounts were invested in one or more of the hypothetical investment options selected by the plan participant. Plan participants are allowed to change their investment elections at any time, but the changes are only effective at the beginning of the following calendar quarter. The measurement funds are merely measuring tools to determine the amount by which account balances will be debited or credited to reflect deemed investment returns on deferred compensation.

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Although the plan administrator has established procedures permitting a plan participant to reallocate deferred amounts among these investment alternatives after the initial election to defer, the election to defer is irrevocable, and the deferred compensation will not be paid to the executive officer until his or her retirement or earlier termination of employment. At that time, the participant will receive, depending upon the payment choice and investment alternatives selected by the executive officer, payment of the amounts credited to his or her account under the plan in a lump-sum cash payment or in annual installments over 5, 10, 15 or 20 years. Payments are made ratably in cash from each of the investment alternatives in which the officer has a balance, except the stock fund, which is generally paid in shares. If a participant dies before the entire deferred amount has been distributed, the undistributed portion will be paid to the participant's beneficiary. The benefits under the plan otherwise are not transferable by the participant.

Prior to the establishment of the Executive Deferred Compensation Plan, members of our senior management could defer annual salary and annual cash incentive compensation into a prior U.S. Bancorp deferred compensation plan. Mr. Davis has deferred amounts under our prior plan.

The following table summarizes information with respect to the participation of the executive officers named in the Summary Compensation Table in any defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Nonqualified Deferred Compensation for Fiscal 2014

Name	Executive Contributions in Last FY ($)		Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Richard K. Davis	—		—	379,521	—	3,147,276	(2)

Andrew Cecere	—		—	—	—	—

Pamela A. Joseph	—		—	—	—	—

Richard B. Payne, Jr.	—		—	—	—	—

P.W. (Bill) Parker	106,932	(3)	—	36,487	—	929,599	(3)

(1)
The amount reported in this column represents the change during the last fiscal year in the value of the underlying investment fund or U.S. Bancorp stock fund in which the executive officer's deferred amounts were deemed to be invested and any increases in the deferred amounts due to dividends payable upon those funds.
(2)
Of this amount, $776,000 represents deferrals of cash compensation from prior years that were reported in the Summary Compensation Table in our proxy statement for the relevant years. The remaining balance represents the cumulative earnings on the original deferred amounts.
(3)
Of this amount, $106,932 represents deferrals of cash compensation from a prior year that is reported in the Summary Compensation Table in this proxy statement for the relevant year.

Potential Payments Upon Termination or Change-in-Control

Payments Made Upon Termination

Except as discussed below under "Potential Payments Upon Change-in-Control" and "Employment Agreement with Pamela A. Joseph," if the employment of any of Messrs. Davis, Cecere, Payne or Parker or Ms. Joseph is voluntarily or involuntarily terminated, no additional payments or benefits will accrue or be paid to him or her, other than what the officer has accrued and is vested in under the benefit plans discussed above in this proxy statement, including under the heading "Pension Benefits." Except with respect to Ms. Joseph or in connection with a change-in-control of U.S. Bancorp, a voluntary or involuntary termination will not trigger an acceleration of the vesting of any outstanding stock options, restricted stock units or shares of restricted stock.

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Executive Compensation

Payments Made Upon Disability

Under the terms of the U.S. Bancorp Non-Qualified Retirement Plan, Messrs. Davis and Cecere, Ms. Joseph and all of our executive officers with a non-qualified supplemental pension benefit are eligible for a disability benefit that is equal to 60% of their current annual cash compensation. The definition of disability is similar to that used for the disability plan covering all employees. The definition of annual cash compensation is the same definition as is used to calculate supplemental pension benefits under this plan, without using a five-year average. Messrs. Payne and Parker are eligible for an annual disability benefit of $150,000 (equal to 50% of their annual cash compensation, up to $300,000 of compensation) under the terms of the U.S. Bank Long-Term Disability Insurance Plan insured by Hartford Life and Accident Insurance Company. Optional additional disability insurance is available for purchase. The definition of disability is generally that a participant is unable to perform material duties of his or her own occupation for 24 months following the six-month elimination period, or any occupation after 24 months, and suffers a loss of at least 20% in predisability earnings. The definition of annual cash compensation is actual cash compensation for a one-year period ending September 30. The disability benefit for any of the officers would be reduced by any benefits payable under the U.S. Bank Pension Plan, Social Security or worker's compensation and, in the case of Ms. Joseph, by benefits payable under her employment agreement. The payments continue until the participant dies, ceases to have a disability or reaches normal retirement age.

If the employment of any of our officers who have received equity compensation awards, including Messrs. Davis, Cecere, Payne or Parker, is terminated due to disability, the terms of our standard stock option, restricted stock unit and restricted stock agreements provide that the vesting and other terms of the stock options, restricted stock units and restricted stock will continue as if the termination of employment did not occur. No financial information for the event of disability is set forth below in the Potential Payments Upon Disability, Death, Involuntary Termination, or Termination After a Change-in-Control table for the stock options, restricted stock units and restricted stock held by Messrs. Davis, Cecere, Payne or Parker, as there is no immediate financial impact upon the occurrence of any of these events. The additional payments to which Ms. Joseph would be entitled if her employment were terminated due to disability are discussed below under "Employment Agreement with Pamela A. Joseph."

Payments Made Upon Death

In the event of the death of any of Messrs. Davis, Cecere, Payne or Parker or Ms. Joseph, the benefits discussed above under the heading "Payments Made Upon Termination" would be payable. Additionally, our standard stock option, restricted stock unit and restricted stock agreements contain terms that provide for the acceleration of any unvested stock options, restricted stock units or shares of restricted stock upon the death of the officer. The stock option agreements generally provide that the administrator of the officer's estate has a three-year period after death during which to exercise the options. Ms. Joseph's estate is entitled to certain additional payments upon her death as discussed below under "Employment Agreement with Pamela A. Joseph." NEOs are also eligible to receive life insurance benefits under the same plans available to our other employees. Their benefit is equal to their annual cash compensation up to $300,000. In addition, optional term life insurance is available for purchase. As this benefit is generally available to all salaried employees and does not discriminate in scope, terms, or operation in favor of the officers, the value has not been quantified in the Potential Payments Upon Disability, Death, Involuntary Termination, or Termination After a Change-in-Control table.

Potential Payments Upon Change-in-Control

We have entered into change-in-control agreements with Messrs. Davis, Cecere, Payne and Parker. The change-in-control agreements provide that if within 24 months after a change-in-control of U.S. Bancorp the officer's employment is terminated either by U.S. Bancorp (other than for cause or disability), or by the officer for good reason, then the officer will be entitled to a lump-sum payment consisting of (a) the officer's prorated base salary through the date of termination plus the prorated amount of any bonus or incentive for the year in which the termination occurs, based on the target bonus for the officer for that year, and (b) a severance payment equal to three times the sum of the officer's highest base salary, on an annualized basis, paid by U.S. Bancorp during the prior five years plus the highest bonus earned by the executive with respect to any single year during the prior five years. The terms "cause," "good reason" and "change-in-control" are defined in the agreements. In the event of a termination following a change-in-control, the officer would also be entitled to the benefits listed above under the

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heading "Payments Made Upon Termination." In addition, these officers are entitled to a tax gross up in respect of excise taxes imposed on change-in-control payments or benefits under Section 4999 of the Code. The amount of Mr. Cecere's supplemental retirement benefits will be increased in the event he receives severance payments following a change-in-control of U.S. Bancorp. See the Potential Payments Upon Disability, Death, Involuntary Termination, or Termination After a Change-in-Control table below.

Our standard stock option, restricted stock unit and restricted stock agreements contain terms that provide for acceleration of the vesting of any unvested stock options, restricted stock units or shares of restricted stock if an officer is terminated within 12 months after a change-in-control of U.S. Bancorp other than for cause. The accelerated options may be exercised at any time during the 12 months following the officer's termination.

Employment Agreement with Pamela A. Joseph

In connection with our acquisition of Elavon, Inc. (formerly known as Nova Information Systems, Inc.), we entered into an employment agreement with Ms. Joseph on May 7, 2001. The agreement had an initial two-year term and automatically renews for successive one-year terms unless either party gives written notice of termination at least 180 days prior to the expiration of the then-current term. The employment agreement provides for base salary and annual bonus compensation opportunities, medical, life and disability insurance for Ms. Joseph and other employee benefits on the same basis afforded to our similarly situated employees. Upon the occurrence of a change-in-control of U.S. Bancorp, all of Ms. Joseph's unvested non-qualified retirement benefits, supplemental retirement benefits, stock options, restricted stock and similar rights will immediately vest. In addition, Ms. Joseph is entitled to a tax gross up in respect of excise taxes imposed on change-in-control payments or benefits under Section 4999 of the Code.

Upon a termination of Ms. Joseph's employment at any time for any reason (including death or disability, and other than a termination by us for "cause," a termination by Ms. Joseph without "good reason," or a termination due to expiration of the employment term), Ms. Joseph is entitled to:

  •
  a payment equal to two times her annual base salary ("Base Salary Severance");

  •
  a pro-rata portion of her annual bonus in respect of the calendar year in which the termination occurs;

  •
  accelerated vesting of unvested supplemental retirement benefits, stock options, restricted stock and similar rights; and

  •
  medical, life and disability insurance coverage for two years (or until such earlier time as Ms. Joseph shall become an employee of another company providing such benefits).

In addition, Ms. Joseph is entitled to the payments and benefits described in the foregoing bullets, other than the pro-rata bonus (i) following a change-in-control of U.S. Bancorp, (ii) upon a termination of employment by Ms. Joseph without "good reason" or (iii) due to the expiration of the employment term. In the event we become obligated to pay Base Salary Severance, Ms. Joseph will be prohibited from competing with us in specified ways during the two-year period following termination of her employment. In the event that Ms. Joseph experiences a termination of employment that does not give rise to Base Salary Severance, we have the option to pay Ms. Joseph her annual base salary for one year or two years or not at all and to prohibit Ms. Joseph from competing against us in specified ways for a period equal to the period of base salary continuation.

Pension Payments

No information regarding pension amounts payable to Messrs. Davis, Payne or Parker or Ms. Joseph is shown below in the Potential Payments Upon Disability, Death, Involuntary Termination, or Termination After a Change-in-Control table. Applicable pension amounts payable to these executive officers are discussed above under the heading "Pension Benefits." Mr. Cecere's pension amounts are also discussed above under that heading, but under the terms of the Supplemental Pension Plan, Mr. Cecere would receive an enhancement value of three years of service that would be granted upon a termination following a change-in-control, the value of which is shown below.

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Executive Compensation

The following table shows potential payments to the executive officers named in the Summary Compensation Table upon disability, death, involuntary termination or termination upon a change-in-control of U.S. Bancorp. The amounts shown assume that termination was effective as of December 31, 2014, the last business day of the year, and are estimates of the amounts that would be paid to the executives upon termination in addition to the base salary and cash incentive payments earned by the executives during 2014. The actual amounts to be paid can only be determined at the time of an executive's termination.

Potential Payments Upon Disability, Death, Involuntary Termination, or Termination After a Change-in-Control

Name	Type of Payment	Annual Disability Payments ($)		Payments Upon Death ($)	Payments Upon Involuntary Termination ($)		Payments Upon Involuntary or Good Reason Termination After a Change-In- Control Occurs ($)
Richard K. Davis
	Base Pay	720,000		—	—		3,600,000
	Bonus	1,479,060		—	—		9,600,000
	Acceleration of Unvested Equity Awards:
	Stock Options(1)	—		5,409,463	—		5,409,463
	Restricted Stock and Restricted Stock Units(2)	—		20,178,594	—		20,178,594
	Excise Tax Gross Up Payment(3)	—		—	—		—

	Total	2,199,060		25,588,057	—		38,788,057

Andrew Cecere
	Base Pay	435,000		—	—		2,175,000
	Bonus	628,358		—	—		4,080,000
	Acceleration of Unvested Equity Awards:
	Stock Options(1)	—		3,306,136	—		3,306,136
	Restricted Stock and Restricted Stock Units(2)	—		11,863,427	—		11,863,427
	Increase in Supplemental Retirement Benefits	—		—	—		406,141	(4)
	Excise Tax Gross Up Payment(3)	—		—	—		—

	Total	1,063,358		15,169,563	—		21,830,704

Pamela A. Joseph
	Base Pay	405,000		1,350,000	1,350,000		1,350,000
	Bonus	479,419		—	—		—
	Acceleration of Unvested Equity Awards:
	Stock Options(1)	—		1,782,148	1,782,148		1,782,148
	Restricted Stock and Restricted Stock Units(2)	—		6,181,479	6,181,479		6,181,479
	Health and Welfare Benefits	—		—	25,316	(5)	25,316	(5)
	Excise Tax Gross Up Payment(3)	—		—	—		—

	Total	884,419	(6)	9,313,627	9,338,943		9,338,943	(7)

Richard B. Payne, Jr.
	Base Pay	150,000		—	—		1,500,000
	Bonus	—		—	—		2,812,500
	Acceleration of Unvested Equity Awards:
	Stock Options(1)	—		1,921,897	—		1,921,897
	Restricted Stock and Restricted Stock Units(2)	—		6,152,486	—		6,152,486
	Excise Tax Gross Up Payment(3)	—		—	—		—

	Total	150,000	(8)	8,074,383	—		12,386,883

P.W. (Bill) Parker
	Base Pay	150,000		—	—		1,650,000
	Bonus	—		—	—		2,349,000
	Acceleration of Unvested Equity Awards:
	Stock Options(1)	—		1,181,331	—		1,181,331
	Restricted Stock and Restricted Stock Units(2)	—		4,182,960	—		4,182,960
	Excise Tax Gross Up Payment(3)	—		—	—		—

	Total	150,000	(8)	5,364,291	—		9,363,291

(1)
Value computed for each stock option grant by multiplying (i) the difference between (a) $44.95, the closing market price of a share of our common stock on December 31, 2014, the last business day of the year, and (b) the exercise price per share for that option grant by (ii) the number of shares subject to that option that vest.
70 U.S. Bancorp 2015 Proxy Statement

Executive Compensation

(2)
Value determined by multiplying the number of shares or units that vest by $44.95, the closing market price of a share of our common stock on December 31, 2014, the last business day of the year.
(3)
In the case of a change-in-control, the standard calculations as specified in regulations under Section 280(g) of the Code were applied to the various benefits the executive officers would receive in order to determine if any 280(g) excise taxes would be triggered and if so, what amount of 280(g) gross up payments would be required under the terms of the change-in-control agreements.
(4)
Represents an increase in the amount of supplemental retirement benefits payable to Mr. Cecere. Such increase will not be paid upon involuntary termination or termination for good reason after a change-in-control, but will be paid in accordance with the terms of the supplemental retirement benefit plan in which he participates.
(5)
Represents the company's costs for medical, life and disability insurance coverage for two years; provided that these benefits would cease at an earlier time if Ms. Joseph became an employee of another company providing such benefits.
(6)
As discussed above under "Payments Made Upon Disability," these annual disability payments to Ms. Joseph would be reduced by the benefits payable under her employment agreement.
(7)
As discussed above under "Employment Agreement with Pamela A. Joseph," Ms. Joseph is also entitled to the payments described in this column (i) following a change-in-control of U.S. Bancorp, (ii) upon a termination of employment by Ms. Joseph without "good reason" or due to disability or (iii) due to the expiration of the employment term under her employment agreement.
(8)
Represents the annual disability benefit payable under the U.S. Bank Long-Term Disability Insurance Plan, which became effective on January 1, 2015.

DIRECTOR COMPENSATION

Compensation for 2014

Our non-employee directors received the following cash fees for serving on the Board in 2014:

Retainer
Annual retainer for service on the Board	$90,000

Additional annual retainer for lead director	$30,000

Additional annual retainer for Audit and Risk Management Committee chairs	$25,000

Additional annual retainer for other committee chairs	$20,000

Additional annual retainer for Audit and Risk Management Committee members	$7,500

Each director who served on U.S. Bancorp's primary banking subsidiary's board of directors or on any ad hoc committee of the U.S. Bancorp Board of Directors received $1,500 per meeting for that service. Each director was also paid $1,500 for each meeting he or she attended that was not a regularly scheduled Board or committee meeting.

In addition, each non-employee director received an annual award of restricted stock units with a grant date fair market value of approximately $140,000. Based on our closing stock price on January 23, 2014, the date of grant, directors serving on the Board at this time were granted 3,438 restricted stock units. Directors who joined the Board mid-year received a prorated award of restricted stock units upon their election. The non-employee directors may also elect to receive their annual board and committee retainers in the form of additional restricted stock units.

The restricted stock units were granted under our 2007 Plan and were fully vested at the time of grant. Each director is entitled to receive additional fully vested restricted stock units having a fair market value equal to the amount of dividends he or she would have received had restricted stock been awarded instead of restricted stock units. The restricted stock units are settled by delivery of shares of our common stock when the director ceases to serve on the board, or in ten annual installments following the cessation of service if the director so elects, except that all units are forfeited if the director is removed by our shareholders for cause.

The Compensation Committee retained Cook & Co. to provide advice regarding competitive compensation practices, peer analysis and recommendations to the Compensation Committee for guidance with respect to director compensation in 2014. To determine actual director compensation for 2014, the Compensation Committee reviewed director compensation information for our peer group companies to check the alignment of our compensation package with market practice and current trends.

U.S. Bancorp 2015 Proxy Statement 71

Director Compensation

Director Stock Ownership Guidelines

The Compensation Committee has established stock ownership guidelines for each director of ownership equal to five times the annual cash retainer. New directors must satisfy this guideline within five years after joining the Board. As of December 31, 2014, all of the directors have sufficient holdings to meet or exceed the stock ownership requirements, or have not yet served on our Board for five years.

Deferred Compensation Plan Participation

Under the U.S. Bank Outside Directors Deferred Compensation Plan (2005 Statement) (the "Director Deferred Compensation Plan"), our non-employee directors may choose to defer all or a part of their cash fees. The minimum amount that can be deferred in any calendar year is $1,000. Cash fees that are deferred are deemed to be invested in one of several investment funds, including a U.S. Bancorp common stock fund, as selected by the participant.

These investment alternatives are the same as those available under the Executive Deferred Compensation Plan. See "Executive Compensation — Nonqualified Deferred Compensation" above on page 66 for the rates of return for 2014 for each of these investment options (also known as measurement funds). The terms of the Director Deferred Compensation Plan are substantially the same as the terms of the Executive Deferred Compensation Plan described in that section.

Prior to the establishment of the Director Deferred Compensation Plan, our non-employee directors could defer their cash fees into a prior U.S. Bancorp deferred compensation plan. Under our prior plan, a director could defer the profit amount associated with U.S. Bancorp stock options or other equity awards.

Director Compensation for Fiscal 2014

The following table shows the compensation of the individuals who served as members of our Board of Directors during any part of fiscal year 2014.

Name(1)	Fees Earned or Paid in Cash ($)		Stock Awards ($)(2)	All Other Compensation ($)		Total ($)
Douglas M. Baker, Jr.	100,500		139,995	—		240,495

Y. Marc Belton	97,500		139,995	3,000	(3)	240,495

Victoria Buyniski Gluckman	90,000		139,995	—		229,995

Arthur D. Collins, Jr.	127,500	(4)	139,995	—		267,495

Kimberly J. Harris	24,375	(5)	34,995	—		59,370

Roland A. Hernandez	97,500		139,995	—		237,495

Doreen Woo Ho	106,500		139,995	2,500	(3)	248,995

Joel W. Johnson	124,500	(4)	139,995	3,000	(3)	267,495

Olivia F. Kirtley	115,000	(4)	139,995	—		254,995

Jerry W. Levin	111,500		139,995	—		251,495

David B. O'Maley	131,000		139,995	3,000	(3)	273,995

O'dell M. Owens	117,500		139,995	—		257,495

Craig D. Schnuck	105,000		139,995	—		244,995

Patrick T. Stokes	118,000	(4)	139,995	—		257,995

Scott W. Wine	48,750	(4)	69,988	—		118,738

(1)
Richard K. Davis, our Chairman, President and Chief Executive Officer, is not included in this table because he was an employee of U.S. Bancorp during 2014 and therefore received no compensation for his service as director. The compensation he received as an employee of U.S. Bancorp is shown above in the Summary Compensation Table.
(2)
The amounts in this column are calculated based on the fair market value of our common stock on the date the grant was made in accordance with FASB ASC Topic 718. In 2014, each director (other than Ms. Harris and Mr. Wine) received a restricted stock unit grant of 3,438 units with a full grant value of approximately $140,000. Ms. Harris and Mr. Wine received pro rata awards for their respective partial years of service as directors. Ms. Harris received 866 shares with a grant value of approximately $35,000. Mr. Wine received 1,682 shares with a grant value of approximately $70,000.
72 U.S. Bancorp 2015 Proxy Statement

Director Compensation

  No stock options were granted to any of the directors in 2014. The directors held restricted stock units and options as of December 31, 2014, as follows:

Name	Restricted Stock Units	Vested Options	Name	Restricted Stock Units	Vested Options
Mr. Baker	53,189	—	Ms. Kirtley	60,260	37,015

Mr. Belton	30,239	—	Mr. Levin	55,714	—

Ms. Buyniski Gluckman	59,078	37,241	Mr. O'Maley	59,259	61,843

Mr. Collins	55,714	91,259	Dr. Owens	51,898	19,334

Ms. Harris	1,469	—	Mr. Schnuck	66,439	60,718

Mr. Hernandez	12,491	—	Mr. Stokes	55,714	19,334

Ms. Woo Ho	12,491	—	Mr. Wine	1,693	—

Mr. Johnson	56,152	63,636

(3)
Matching contributions under our charitable matching gifts program, which matches charitable gifts for all of our employees and directors.
(4)
Messrs. Collins, Johnson, Stokes and Wine and Ms. Kirtley chose to defer their cash fees under the Director Deferred Compensation Plan.
(5)
Ms. Harris elected to convert her cash fees into restricted stock units under our 2007 Plan. The number of units she received was calculated by dividing her cash fees by the fair market value of a share of our common stock on the date of grant.
U.S. Bancorp 2015 Proxy Statement 73

Audit Committee Report and Payment of Fees to Auditor

AUDIT COMMITTEE REPORT AND PAYMENT OF FEES TO AUDITOR

Audit Committee Report

The consolidated financial statements of U.S. Bancorp for the year ended December 31, 2014, were audited by Ernst & Young LLP, independent auditor for U.S. Bancorp.

As part of its activities, the Audit Committee has:

    1.
    Reviewed and discussed with management the audited financial statements of U.S. Bancorp;

    2.
    Discussed with the independent auditor the matters required to be discussed under Auditing Standard No. 16, Communications with Audit Committees, as adopted by the U.S. Public Company Accounting Oversight Board ("PCAOB"), Statement of Auditing Standards No. 99 (Consideration of Fraud in a Financial Statement Audit), and under the SEC, PCAOB and NYSE rules;

    3.
    Received the written disclosures and letter from the independent auditor required by applicable requirements of the PCAOB regarding the independent accountant's communications with the audit committee concerning independence; and

    4.
    Discussed with the independent auditor their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of U.S. Bancorp for the year ended December 31, 2014, be included in U.S. Bancorp's Annual Report on Form 10-K filed with the SEC.

Audit Committee of the Board of Directors of U.S. Bancorp

Olivia F. Kirtley, Chair	Joel W. Johnson
Y. Marc Belton	O'dell M. Owens, M.D., M.P.H.
Roland A. Hernandez	Scott W. Wine
Doreen Woo Ho

Fees to Independent Auditor

The following aggregate fees were billed to us for professional services by Ernst & Young LLP for fiscal years 2014 and 2013:

($ in millions)	2014	2013
Audit Fees	$10.4	$11.0
Audit-Related Fees	4.4	3.8
Tax Fees	5.0	7.1
All Other Fees	0.5	1.4

Total	$20.3	$23.3

Audit Fees

Audit fees consist of fees billed to us by Ernst & Young LLP for the audit of our consolidated financial statements included in our Annual Reports on Form 10-K, reviews of our financial statements included in each of our Quarterly Reports on Form 10-Q, and audits of financial statements of our subsidiaries required by regulation, as well as procedures required by regulators, comfort letters, consents and assistance provided with our regulatory filings.

Audit-Related Fees

Audit-related fees consist of fees billed to us by Ernst & Young LLP for audits of pension and other employee benefit plan financial statements, audits of the financial statements of certain of our subsidiaries and affiliated entities, reviews of internal controls not related to the audit of our consolidated financial statements, and internal control reports for various lines of business to support their customers' business requirements.

74 U.S. Bancorp 2015 Proxy Statement

Audit Committee Report and Payment of Fees to Auditor

Tax Fees

Tax fees consist of fees billed to us by Ernst & Young LLP for tax compliance and review, tax planning and other tax services. The aggregate fees billed for tax compliance and review services, including the preparation of and assistance with federal, state and local income tax returns, sales and use filings, foreign and other tax compliance, provided to us by Ernst & Young LLP was $3.8 million in 2014 and $3.7 million in 2013. In addition to fees being paid for tax compliance services, we paid $1.2 million and $3.4 million for tax planning and other tax services provided to us by Ernst & Young LLP during 2014 and 2013, respectively. Included in tax planning and other tax services was $0.6 million in 2014 and $1.7 million in 2013 associated with advisory services related to new tax reporting regulations, and $0.1 million in 2014 and $0.7 million in 2013 for services associated with business acquisitions.

All Other Fees

Other fees billed to us by Ernst & Young LLP in 2014 primarily related to regulatory compliance advisory services, and in 2013 primarily related to advisory services for our initial preparation of regulatory resolution plans.

Administration of Engagement of Independent Auditor

The Audit Committee is responsible for appointing, compensating, retaining and overseeing the work of our independent auditor, including approving the services provided by the independent auditor and the associated fees. The Audit Committee has established a policy for pre-approving the services provided by our independent auditor in accordance with the auditor independence rules of the SEC. This policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our independent auditor and an annual review of the financial plan for audit fees. To ensure that auditor independence is maintained, the Audit Committee annually pre-approves the audit services to be provided by our independent auditor and the related estimated fees for such services, as well as the nature and extent of specific types of audit-related, tax and other non-audit services to be provided by the independent auditor during the year.

As the need arises, other specific permitted services are pre-approved on a case-by-case basis during the year. A request for pre-approval of services on a case-by-case basis must be submitted by our controller or chief risk officer. These requests are required to include information on the nature of the particular service to be provided, estimated related fees and management's assessment of the impact of the service on the auditor's independence. The Audit Committee has delegated to its chair pre-approval authority between meetings of the Audit Committee. Any pre-approvals made by the chair must be reported to the Audit Committee. The Audit Committee will not delegate to management the pre-approval of services to be performed by our independent auditor.

All of the services provided by our independent auditor in 2014 and 2013, including services related to the Audit-Related Fees, Tax Fees and All Other Fees described above, were approved by the Audit Committee under its pre-approval policies.

U.S. Bancorp 2015 Proxy Statement 75

Proposal 3 — Ratification of Selection of Independent Auditor

PROPOSAL 3 — RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

The Audit Committee has selected Ernst & Young LLP as our independent auditor for the 2015 fiscal year. Ernst & Young LLP began serving as our independent auditor for the fiscal year ended December 31, 2003. Our Audit Committee has carefully considered the selection of Ernst & Young LLP as our independent auditor, and has also considered whether there should be regular rotation of the independent external audit firm. The Audit Committee annually reviews Ernst & Young LLP's independence and performance in connection with the committee's determination of whether to retain Ernst & Young LLP or engage another firm as our independent auditor. In determining whether to reappoint Ernst & Young LLP as U.S. Bancorp's independent auditor, the Audit Committee took into consideration a number of factors, including the length of time the firm has been engaged; the quality of the historical and recent performance on the U.S. Bancorp audit; Ernst & Young LLP's capability and expertise in handling the breadth and complexity of our operations; and the appropriateness of Ernst & Young LLP's fees on an absolute basis and as compared to peer firms.

In accordance with SEC rules and company policies, lead and concurring audit partners are subject to a maximum of five years of service in that capacity. The process for selecting the audit firm's lead engagement partner involves meetings with the candidates for the role by management, review and discussion with the Chair of the Audit Committee, who meets with selected candidates, and further discussion with the full committee. The members of the Audit Committee believe the continued retention of Ernst & Young LLP to serve as our independent auditor is in the best interests of our company and its shareholders.

While we are not required to do so, we are submitting the selection of Ernst & Young LLP to serve as our independent auditor for the 2015 fiscal year for ratification in order to ascertain the views of our shareholders on this appointment. If the selection is not ratified, the Audit Committee will reconsider its selection. Representatives of Ernst & Young LLP are expected to be present at the annual meeting, will be available to answer shareholder questions and will have the opportunity to make a statement if they desire to do so.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITOR OF U.S. BANCORP FOR THE 2015 FISCAL YEAR.

PROPOSAL 4 — ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR EXECUTIVES DISCLOSED IN THIS PROXY STATEMENT

Executive compensation is an important matter to us. We are asking our shareholders to provide advisory approval of the compensation of our executive officers named in the Summary Compensation Table, as we have described it in the "Compensation Discussion and Analysis" section of this proxy statement, beginning on page 40. We currently conduct annual advisory votes on executive compensation and expect to conduct the next advisory vote at our 2016 annual meeting of shareholders.

We have designed our executive compensation program to attract, motivate, reward and retain the senior management talent required to achieve our corporate objectives and increase shareholder value. Our compensation policies and procedures are centered on a pay-for-performance philosophy and are strongly aligned with the long-term interests of our shareholders.

Our company is presenting this proposal, which gives you as a shareholder the opportunity to endorse or not endorse our executive pay program by voting "FOR" or "AGAINST" the following resolution:

    "RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the named executive officers, as described in the Compensation Discussion and Analysis, the compensation tables and the related disclosure contained in this proxy statement."

76 U.S. Bancorp 2015 Proxy Statement

Proposal 4 — Advisory Vote to Approve the Compensation of Our Executives Disclosed in This Proxy Statement

As discussed in the "Compensation Discussion and Analysis" section earlier in this proxy statement, the Compensation Committee of the Board of Directors believes that the compensation for 2014 of our executive officers named in the Summary Compensation Table is reasonable and appropriate, is justified by the performance of our company, and is working to ensure management's interests are aligned with our shareholders' interests to support long-term value creation.

In deciding how to vote on this proposal, the Board requests that you consider the following factors, which are more fully discussed in the "Compensation Discussion and Analysis" section beginning on page 40:

  •
  Our company was the top performer among its peers by numerous industry measures in 2014 and has been among the top performers for many years.

  •
  Our executive compensation programs are centered on a pay-for-performance philosophy and are strongly aligned with the long-term interests of our shareholders. A large majority of the total compensation of our senior executives is tied to short-term and long-term corporate performance, and therefore the value of that compensation varies widely depending upon the results we provide for our shareholders.

  •
  Our executive compensation program reflects many best practices that are intended to further align executive compensation with shareholder interests and to mitigate risk.

This vote, which is required pursuant to Section 14A of the Exchange Act, is not intended to address any specific item of compensation, but rather our overall compensation policies and procedures relating to our named executive officers described in this proxy statement. Accordingly, your vote will not directly affect or otherwise limit any existing compensation or award arrangement of any of our named executive officers.

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Board values shareholders' opinions and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 5 — SHAREHOLDER PROPOSAL SEEKING THE ESTABLISHMENT OF A POLICY REQUIRING THAT THE CHAIRMAN OF THE BOARD BE AN INDEPENDENT DIRECTOR

The Board of Directors unanimously recommends that you vote "AGAINST" the shareholder proposal set forth below.

Shareholder Proposal

Gerald R. Armstrong, 621 Seventeenth Street, No. 2000, Denver, Colorado 80293-2001, (303) 355-1199, the owner of 7,276 shares of our common stock, has advised us that he plans to introduce the following resolution at the annual meeting. In accordance with rules of the SEC, the text of the proponent's resolution and supporting statement is printed verbatim from his submission.

    That the shareholders of U.S. BANCORP request its Board of Directors to adopt a policy, and amend the by-laws as necessary, to require the Chairman of the Board of Directors be an independent member of the Board of Directors.

U.S. Bancorp 2015 Proxy Statement 77

  Proposal 5 — Shareholder Proposal Seeking the Establishment of a Policy Requiring That the Chairman of the Board be an Independent Director

    This policy should not be implemented to violate any contractual obligation and should specify: (a) how to select a new "independent" chairman if the current chairman ceases to be independent during the time between annual meetings of shareholders; and, (b) that compliance is excused if no independent director is available and willing to serve as Chairman.

The reasons given by the proponent for the resolution are as follows:

    This proposal's proponent is a longterm shareholder of U.S. BANCORP and is responsible for its declassification of terms of directors from three years to one year and the elimination of its super-majority voting requirements.

    He is familiar with U.S. BANCORP's problems which originated under administrations where one person served as Chairman and President and was accountable only to himself. The shareholders' dividend remains reduced by 42%!

    Our current chairman and president, Richard Davis, is serving as a director of Xcel Energy which also lacks an independent chairman and is faced with a failed "SmartGridCity" which could costs its shareholders millions. It is described as "poorly planned, poorly managed, and a failed experiment" (The Denver Post November 4, 2012). Xcel's original chairman/president — its organizer — appeared to be unaccountable to anyone and its dividend was greatly reduced and has not been restored to its previous level or more than a decade ago.

    Another example of "over-reaching" duties would be that of the person who served TARGET CORPORATION as its President and Chairman of the Board who had been challenged to maintain market share but fell after cyber security breaches which exposed massive amounts of credit card data of 40,000,000 card holders and personal information of 70,000,000 persons causing significant losses to customers, shareholders and banks providing credit/debit cards. An article in the American Banker (2/10/2014) estimated "Cost to Banks $172,000,000 and Rising." Undoubtedly, it included costs to U.S. BANCORP ultimately borne by shareholders.

    Does the Board of U.S. BANCORP handle issues differently than Target's board? Please note that both have one person serving as Chairman and President and both have the same accounting firm from the same office in Minneapolis acting as independent accountants. Also, one director serves is serving on both boards.

    The proponent believes the over-extension of duties weakens leadership may have caused these failings and notes that many successful corporations have independent board chairmen.

    Norges Bank Investment Management, has stated in support of a similar proposal:

    "The roles of Chairman of the Board and CEO are fundamentally different and should not be held by the same person. There should be a clear division of responsibilities between these positions to insure a balance of power and authority on the Board. Approximately 48% of the S&P 1500 companies have separate CEO and Chairman positions.

    If you agree, please vote "FOR" this proposal.

Board of Directors' Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" THIS PROPOSAL. PROXIES WILL BE VOTED AGAINST THE PROPOSAL UNLESS YOU VOTE IN FAVOR OF IT.

The Board should retain the flexibility to determine the most effective leadership structure for U.S. Bancorp.

U.S. Bancorp's Corporate Governance Guidelines provide that the Board's leadership structure should be determined in light of all relevant facts and circumstances at a given time. This approach allows the Board flexibility to determine whether the roles of CEO and chairman should be separate or combined based upon U.S. Bancorp's

78 U.S. Bancorp 2015 Proxy Statement

Proposal 5 — Shareholder Proposal Seeking the Establishment of a Policy Requiring That the Chairman of the Board be an Independent Director

needs and the Board's assessment of our company's leadership from time to time. The Board has deep knowledge of our strategic goals, the unique opportunities and challenges we face, and the various strengths and capabilities of our directors and U.S. Bancorp's senior management. Thus, rather than taking a "one-size fits all" approach to Board leadership, the Board is best positioned to determine the most effective leadership structure for U.S. Bancorp at any given time.

U.S. Bancorp's shareholders are best served by our current leadership structure.

In light of the current environment for the financial services industry and U.S. Bancorp's business objectives, the Board believes that the most effective leadership structure for U.S. Bancorp at the present time is for our CEO, Richard K. Davis, to serve as chairman of the Board. Combining the positions of chairman and CEO most effectively utilizes Mr. Davis's extensive experience and knowledge regarding our company. Mr. Davis, who has more than 20 years of service at U.S. Bancorp (including 10 years as President and 8 years as CEO), has the knowledge, expertise and experience to understand and clearly articulate to the Board the opportunities and risks facing U.S. Bancorp. The Board believes that combining the CEO and chairman positions helps the Board respond quickly and effectively to the many business, market and regulatory challenges facing companies in the rapidly changing financial services industry. The Board believes that rather than representing an "over-extension of duties," as the proponent claims, the combined role of chairman and CEO serves as a highly effective bridge between the Board and management and provides the leadership to execute our business strategy and create shareholder value. In addition, Mr. Davis's service as chairman provides a clarity of leadership for the company and more effectively allows the company to present its vision with one voice.

U.S. Bancorp's corporate governance practices provide for strong independent leadership and effective independent oversight of our company.

The Board is committed to the highest standards of good governance and has adopted practices and procedures to provide for Board independence and effective oversight of management:

  •
  With the exception of Mr. Davis, the Board is composed entirely of independent directors.

  •
  In accordance with the Corporate Governance Guidelines, the Board has a strong, independent lead director. Whenever the chairman of the Board is not an independent director, the independent members of the Board elect an independent director to act as lead director based on the recommendation of our Governance Committee. The lead director is expected to serve in that capacity for three to five years, and has substantial leadership responsibilities. These responsibilities are described above under the caption "Corporate Governance — Board Leadership Structure." The powers and duties of the chairman and the lead director differ only in that the chairman presides over the normal business portion of the meetings of the Board. The lead director conducts executive sessions of the Board without Mr. Davis at every regular Board meeting and may call for an executive session of independent directors at any time, and approves all Board meeting agendas and schedules. Arthur D. Collins, Jr. is actively engaged as lead director and works closely with Mr. Davis on Board matters. The lead director provides independent oversight of management and meaningful coordination between our chairman and our independent directors.

  •
  Each of the Audit Committee, Governance Committee, and Compensation and Human Resources Committee is composed solely of independent directors. This means the independent directors oversee critical matters such as the quality and integrity of our financial statements; the compensation of our executive officers, including our chairman and CEO; the nomination of directors; and the evaluation of the Board and its committees.

  •
  The Compensation and Human Resources Committee is responsible for evaluating the CEO's performance and determining his compensation.

  •
  The Board and the Audit Committee, Governance Committee, and Compensation and Human Resources Committee each meet in executive session on a regular basis without the presence of management.

  •
  All Board members have complete access to management and the authority to retain legal, accounting and other outside consultants to advise the Board and the committees as they deem appropriate.
U.S. Bancorp 2015 Proxy Statement 79

  Proposal 5 — Shareholder Proposal Seeking the Establishment of a Policy Requiring That the Chairman of the Board be an Independent Director

The proposal's suggestion that U.S. Bancorp's dividend rate is attributable to its Board leadership structure is misleading.

In March 2009, the Board prudently reduced U.S. Bancorp's quarterly cash dividend rate to preserve capital in the face of the severe U.S. economic crisis. The proposal incorrectly suggests that this dividend reduction was somehow attributable to the chairman and CEO positions being held by the same person. Instead, U.S. Bancorp's dividend rate is determined by the Board based on U.S. Bancorp's capital position and the limitations imposed by federal bank regulators. Since March 2009, U.S. Bancorp's quarterly cash dividend rate has been increased by 390%.

80 U.S. Bancorp 2015 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows how many shares of our common stock were beneficially owned as of February 11, 2015, by:

  •
  each current director and director nominee;

  •
  each of the executive officers named in the Summary Compensation Table in this proxy statement;

  •
  all of our directors and executive officers as a group; and

  •
  each person who is known by us to beneficially own more than 5% of our voting securities.

Unless otherwise noted, the shareholders listed in the table have sole voting and investment power with respect to the shares of common stock owned by them. None of the shares beneficially owned by our directors or executive officers are subject to any pledge, in accordance with our company policy prohibiting them from pledging or hedging our common stock.

Name of Beneficial Owner	Common Stock(1)	Options Exercisable Within 60 Days of February 11, 2015	Restricted Stock Units(2)	Deferred Compensation(3)	Total	Percent of Common Stock Outstanding
Douglas M. Baker, Jr.	1,000	—	56,731	—	57,731	*

Y. Marc Belton	10,400	—	33,644	—	44,044	*

Victoria Buyniski Gluckman	27,327	37,241	62,656	7,429	134,653	*

Andrew Cecere	303,657	1,749,220	130,361	—	2,183,021	*

Arthur D. Collins, Jr.	48,417	64,600	59,271	20,192	192,480	*

Richard K. Davis	611,908	4,125,349	220,102	70,045	5,027,020	*

Kimberly J. Harris	—	—	6,947	—	6,947	*

Roland A. Hernandez	—	—	15,790	—	15,790	*

Doreen Woo Ho	—	—	15,790	—	15,790	*

Joel W. Johnson	68,533	63,636	62,129	19,645	213,943	*

Pamela A. Joseph	196,715	896,002	67,259	—	1,159,863	*

Olivia F. Kirtley	10,243	37,015	63,845	17,783	128,886	*

Jerry W. Levin	—	—	59,271	—	59,271	*

David B. O'Maley	306,331	61,843	62,838	11,564	442,576	*

O'dell M. Owens, M.D., M.P.H.	—	11,029	55,433	68,708	135,170	*

P.W. (Bill) Parker	150,592	131,353	42,713	—	324,569	*

Richard B. Payne, Jr.	43,931	690,488	59,588	—	793,883	*

Craig D. Schnuck	6,317	60,718	70,061	—	137,096	*

Patrick T. Stokes	17,512	19,334	61,919	49,460	148,225	*

Scott W. Wine	400	—	4,927	3,526	8,853	*

All directors and executive officers as a group (30 persons)(4)	2,387,969	10,233,385	1,375,890	285,595	14,282,839	0.80%

BlackRock, Inc.(5)	121,997,026	—	—	—	121,997,026	6.84%

FMR LLC(6)	91,312,460	—	—	—	91,312,460	5.12%

Warren E. Buffett Berkshire Hathaway Inc.(7)	98,365,170	—	—	—	98,365,170	5.52%

The Vanguard Group(8)	92,333,819	—	—	—	92,333,819	5.18%

*
Indicates less than 1%.
(1)
Common Stock

Includes the following shares beneficially owned by the indicated director or executive officer:
  •
  For Ms. Buyniski Gluckman, includes 594 shares held in a trust of which Ms. Buyniski Gluckman is trustee;
U.S. Bancorp 2015 Proxy Statement 81

Security Ownership of Certain Beneficial Owners and Management

  •
  For Mr. Cecere, includes 341 shares held by Mr. Cecere's wife, as to which Mr. Cecere has no voting or investment power; and 10,422 shares held in the U.S. Bank 401(k) Savings Plan;

  •
  For Mr. Collins, includes 36,655 shares held in a trust of which Mr. Collins is trustee;

  •
  For Mr. Davis, includes 195,504 shares held in a trust of which Mr. Davis's wife is trustee and as to which Mr. Davis has no voting or investment power; and 17,117 shares held in the U.S. Bank 401(k) Savings Plan;

  •
  For Mr. Johnson, includes 68,407 shares held in trusts of which Mr. Johnson is trustee and 126 shares held by an entity affiliated with Mr. Johnson;

  •
  For Ms. Joseph, includes 12,723 shares held in the U.S. Bank 401(k) Savings Plan;

  •
  For Mr. Payne, includes 2,306 shares held in the U.S. Bank 401(k) Savings Plan and 2,000 shares held in an IRA account;

  •
  For Mr. Stokes, includes 390 shares held by an entity affiliated with Mr. Stokes and as to which Mr. Stokes has no voting or investment power;

  •
  For Mr. Wine, includes 400 shares held in trusts of which Mr. Wine is trustee; and

  •
  For all executive officers as a group, includes 119,348 shares held in the U.S. Bank 401(k) Savings Plan for the accounts of certain executive officers; and 36,833 shares of restricted stock granted to certain executive officers which are subject to future vesting conditions.
(2)
Restricted Stock Units

Restricted stock units are distributable in an equivalent number of shares of our common stock upon settlement. Restricted stock units granted to our officers are settled as they vest, and restricted stock units granted to our directors are immediately vested but do not settle until the director ceases to serve on the Board (except that all units are forfeited if the director is removed by our shareholders for cause). The number of restricted stock units that are currently vested, or that vest within 60 days of February 11, 2015, is included in this column.
(3)
Deferred Compensation

Certain of our directors and officers have deferred cash compensation under our deferred compensation plans. Some of these deferred amounts will be paid out in shares of our common stock upon the director's or officer's retirement or other termination of employment or service with U.S. Bancorp. The directors and officers have no voting or investment power as to these shares. The number of shares to which the directors and officers would have been entitled had their employment or service with U.S. Bancorp been terminated as of February 11, 2015, is included in this column.
(4)
All directors and executive officers as a group (30 persons)

An executive officer in this group, who is not named in the Summary Compensation Table, indirectly owns 1,500 non-voting Depositary Shares, each share representing ownership of 1/1,000th of a share of our Series F Non-Cumulative Perpetual Preferred Stock.
(5)
BlackRock, Inc.

Based on Amendment No. 5 to Schedule 13G filed with the SEC on January 29, 2015, by BlackRock, Inc., on behalf of itself and certain of its subsidiaries. The address for BlackRock is 55 East 52nd Street, New York, NY 10022.
(6)
FMR LLC

Based on Amendment No. 1 to Schedule 13G filed with the SEC on February 13, 2015, by FMR LLC ("FMR"), Edward C. Johnson 3d, Chairman of FMR, Abigail P. Johnson, Vice Chairman and Chief Executive Officer of FMR, and the following subsidiaries of FMR: Fidelity Management Trust Company; FMR Co.; Pyramis Global Advisors Trust Company; Pyramis Global Advisors, LLC; and Strategic Advisers, Inc. FMR has sole voting power over 4,498,805 shares and sole dispositive power over 91,312,460 shares. The address for FMR is 245 Summer Street, Boston, MA 02210.
(7)
Warren E. Buffett and Berkshire Hathaway Inc.

Based on Amendment No. 1 to Schedule 13G filed with the SEC on February 17, 2015, by Warren E. Buffett, Berkshire Hathaway Inc., a holding company which Mr. Buffett may be deemed to control, and other members of the filing group of which none beneficially owns more than 5% of the outstanding shares of U.S. Bancorp common stock. Mr. Buffett has sole voting and dispositive powers over 884,230 shares, and shared voting and dispositive powers over 97,480,940 shares. Berkshire Hathaway Inc. has sole voting and dispositive powers over no shares, and shared voting and dispositive powers over 97,480,940 shares. The address for each of Mr. Buffett and Berkshire Hathaway is 3555 Farnam Street, Omaha, NE 68131.
(8)
The Vanguard Group

Based on Schedule 13G filed with the SEC on February 9, 2015, by The Vanguard Group ("Vanguard"), on behalf of itself and certain of its subsidiaries. Vanguard has sole voting power over 3,078,677 shares, sole dispositive power over 89,417,669 shares and shared dispositive power over 2,916,150 shares. Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd., each a wholly-owned subsidiary of Vanguard, beneficially own 2,409,689 and 1,175,449 shares, respectively. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.
82 U.S. Bancorp 2015 Proxy Statement

Equity Compensation Plan Information

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information regarding our equity compensation plans in effect as of December 31, 2014:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders	38,667,503	(1)	$30.16	50,204,811	(2)
Equity compensation plans not approved by security holders(3)	1,021,853		$0.00	–

Total	39,689,356		$29.38	50,204,811

(1)
Includes shares underlying stock options, performance-based restricted stock units (awarded to the members of our managing committee and convertible into shares of our common stock on a one-for-one basis) and restricted stock units (convertible into shares of our common stock on a one-for-one basis) under the 2007 Plan and the U.S. Bancorp 2001 Stock Incentive Plan. Excludes 137,620 shares, with a weighted-average exercise price of $19.86, underlying outstanding warrants assumed in connection with acquisitions by the company. In addition, the table does not include 2,789,530 unvested shares of restricted stock awarded under the 2007 Plan. These unvested shares were issued when awarded and consequently are included in the number of common shares outstanding.
(2)
The 50,204,811 shares available for future issuance are reserved under the 2007 Plan. Future awards under the 2007 Plan may be made in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards or other stock-based awards, except that, as of December 31, 2014, only 11,826,328 of these shares were available for future grants of awards other than stock options or stock appreciation rights.
(3)
These shares of common stock are issuable pursuant to various current and former deferred compensation plans of U.S. Bancorp and our entities. No exercise price is paid when shares are issued pursuant to the deferred compensation plans.

The deferred compensation plans allow non-employee directors and members of senior management to defer all or part of their compensation until the earlier of retirement or termination of employment. The deferred compensation is deemed to be invested in one of several investment alternatives at the option of the participant, including shares of our common stock. Deferred compensation deemed to be invested in our stock will be received in the form of shares of our common stock at the time of distribution, unless the company chooses cash payment.

The 1,021,853 shares included in the table assume that participants in the plans whose deferred compensation had been deemed to be invested in our common stock had elected to receive all of that deferred compensation in shares of our common stock on December 31, 2014. The U.S. Bank Executive Employees Deferred Compensation Plan (2005 Statement) and the U.S. Bank Outside Directors Deferred Compensation Plan (2005 Statement) are our only deferred compensation plans under which compensation may currently be deferred.
U.S. Bancorp 2015 Proxy Statement 83

Other Matters

OTHER MATTERS

Annual Report to Shareholders and Form 10-K

If you received a paper copy of the proxy materials, our 2014 Annual Report to Shareholders, including financial statements for the year ended December 31, 2014, accompanies this proxy statement. The 2014 Annual Report to Shareholders is also available on our website at www.usbank.com/proxymaterials. Copies of our 2014 Annual Report on Form 10-K, as amended, which is on file with the SEC, are available to any shareholder who submits a request in writing to Investor Relations, U.S. Bancorp, BC-MN-H23K, 800 Nicollet Mall, Minneapolis, Minnesota 55402. Copies of any exhibits to the Form 10-K are also available upon written request and payment of a fee covering our reasonable expenses in furnishing the exhibits.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors to file initial reports of ownership and reports of changes in ownership of our securities with the SEC. Executive officers and directors are required to furnish us with copies of these reports. Based solely on a review of the Section 16(a) reports furnished to us with respect to 2014 and written representations from the executive officers and directors, we believe that all Section 16(a) filing requirements applicable to our executive officers and directors during 2014 were satisfied.

"Householding" of Proxy Materials

The SEC rules allow a single copy of the notice of Internet availability of proxy materials or proxy statement and annual report to be delivered to multiple shareholders sharing the same address and last name, or who we reasonably believe are members of the same family, and who consent to receive a single copy of these materials in a manner provided by these rules. This practice is referred to as "householding." Although we do not household for our registered shareholders, we understand that some brokers, banks, trusts and other nominees household U.S. Bancorp notices of Internet availability of proxy materials or proxy statements and annual reports, delivering a single copy of each to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker, bank, trust or other nominee that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of our notice of Internet availability of proxy materials or proxy statement or annual report, or if you are receiving multiple copies of any of these documents and wish to receive only one, please notify your broker, bank, trust or other nominee. We will deliver promptly upon written or oral request a separate copy of our notice of Internet availability of proxy materials, proxy statement and/or our annual report to a shareholder at a shared address to which a single copy was delivered. For copies of any of these documents, shareholders should write to Investor Relations, U.S. Bancorp, BC-MN-H23K, 800 Nicollet Mall, Minneapolis, Minnesota 55402, or call (866) 775-9668.

Deadlines for Submitting Shareholder Proposals for 2016 Annual Meeting

In order for a shareholder proposal to be considered for inclusion in our proxy statement for the 2016 annual meeting, we must receive the written proposal at our principal executive offices at U.S. Bancorp, BC-MN-H23I, 800 Nicollet Mall, Minneapolis, Minnesota 55402, Attention: Corporate Secretary, on or before November 13, 2015. The proposal must comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

Our bylaws provide that a shareholder may nominate from the floor a director for election at the annual meeting if proper written notice is received by the Corporate Secretary of U.S. Bancorp at our principal executive offices in Minneapolis, Minnesota, at least 120 days in advance of the anniversary of the prior year's annual meeting. A

84 U.S. Bancorp 2015 Proxy Statement

Other Matters

shareholder may present from the floor a proposal other than a director nomination if proper written notice is received by the Corporate Secretary at least 120 days in advance of the anniversary of the date the proxy statement for the prior year's annual meeting was released to shareholders. For the 2016 annual meeting, notices of director nominations and shareholder proposals to be made from the floor must be received on or before December 23, 2015, and November 13, 2015, respectively. The notice must contain the specific information required by our bylaws. You can find a copy of our bylaws on our website at www.usbank.com by clicking on "About U.S. Bank" and then "Corporate Governance" and then "Corporate Governance Documents."

Shareholder proposals and director nominations for which notice is received by us after November 13, 2015, and December 23, 2015, respectively, may not be presented in any manner at the 2016 annual meeting.

Other Matters for Consideration

We do not know of any other matters that may be presented for consideration at the annual meeting. If any other business does properly come before the annual meeting, the persons named as proxies above under the heading "Questions and Answers About the Annual Meeting and Voting — What is a proxy?" will vote as they deem in the best interests of U.S. Bancorp.

James L. Chosy
 Secretary
Dated: March 12, 2015

U.S. Bancorp 2015 Proxy Statement 85

APPENDIX A

U.S. BANCORP
2015 STOCK INCENTIVE PLAN

APPENDIX A

APPENDIX A

U.S. BANCORP
2015 STOCK INCENTIVE PLAN

Section 1.            Purpose; Effect on Prior Plan

                (a)            Purpose.     The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to compensate such persons through various stock-based and other arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company's stockholders.

                (b)            Effect on Prior Plan.     The Plan replaces the Prior Plan for awards granted on or after the Effective Date. Awards may not be granted under the Prior Plan beginning on the Effective Date, but the adoption and effectiveness of the Plan will not affect the terms or conditions of any outstanding awards granted under the Prior Plan or any other plan prior to the Effective Date.

Section 2.            Definitions

                As used in the Plan, the following terms shall have the meanings set forth below:

                (a)            "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has at least a 20% equity interest, in each case as determined by the Committee.

                (b)            "Announcement Date" means the date of the public announcement of the transaction, event or course of action that results in a Change in Control.

                (c)            "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Stock Award or Other Stock-Based Award granted under the Plan.

                (d)            "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 10(b).

                (e)            "Board" shall mean the Board of Directors of the Company.

                (f)             "Cause" shall mean (except as otherwise provided in an Award Agreement):

                    (i)             the continued failure by a Participant to substantially perform Participant's duties with the Company or any Affiliate (other than any such failure resulting from the Participant's Disability) after a demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Company believes that the Participant has not substantially performed the Participant's duties, and the Participant has failed to resume substantial performance of the Participant's duties on a continuous basis;

                    (ii)            gross and willful misconduct during the course of employment (regardless of whether the misconduct occurs on the Company's premises), including, without limitation, theft, assault, battery, malicious destruction of property, arson, sabotage, embezzlement, harassment, acts or omissions which violate the Company's rules or policies (such as breaches of confidentiality), or other conduct which demonstrates a willful or reckless disregard of the interests of the Company or its Affiliates; or

                    (iii)            Participant's conviction of a crime (including, without limitation, a misdemeanor offense) which impairs Participant's ability substantially to perform Participant's duties with the Company.

                (g)            "Change in Control" shall mean:

                    (i)             The acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (1) the then outstanding

U.S. Bancorp 2015 Proxy Statement A-1

APPENDIX A

    shares of Common Stock (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this clause (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, or (C) any acquisition by a subsidiary of the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or a subsidiary of the Company (a "Company Entity"); or

                    (ii)            Individuals who, as of the date an Award is granted (the "Grant Date"), constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board (except as a result of the death, retirement or disability of one or more members of the Incumbent Board); provided, however, that any individual becoming a director subsequent to the Grant Date, whose election or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, (1) any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board, (2) any director designated by or on behalf of a Person who has entered into an agreement with the Company (or which is contemplating entering into an agreement) to effect a Business Combination (as defined in clause (iii) below) with one or more entities that are not Company Entities or (3) any director who serves in connection with the act of the Board of Directors of increasing the number of directors and filling vacancies in connection with, or in contemplation of, any such Business Combination; or

                    (iii)            Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any Company Entity or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                    (iv)            Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

                Notwithstanding the foregoing, an Award Agreement may provide that the definition of Change in Control shall be limited to events described above that also constitute a change in ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, in each case as defined under Section 409A.

                (h)            "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

A-2 U.S. Bancorp 2015 Proxy Statement

APPENDIX A

                (i)             "Committee" shall mean the Compensation and Human Resources Committee of the Board or any such other committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m).

                (j)             "Company" shall mean U.S. Bancorp, a Delaware corporation, or any successor corporation.

                (k)            "Covered Employee" shall mean an Eligible Person who is, or who the Committee reasonably expects may become, a covered employee within the meaning of Section 162(m).

                (l)             "Director" shall mean a member of the Board.

                (m)          "Disability" shall mean (except as otherwise provided in an Award Agreement) qualifying for and receiving disability benefits under the Company's long-term disability programs as in effect from time to time.

                (n)            "Dividend Equivalent" shall mean any right granted under Section 6(e) of the Plan.

                (o)            "Effective Date" shall mean the date on which the stockholders of the Company approve the Plan.

                (p)            "Eligible Person" shall mean any employee, officer or non-employee Director providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended.

                (q)            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                (r)             "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing and unless otherwise determined by the Committee, the Fair Market Value of a Share as of a given date shall be, if the Shares are then listed on the New York Stock Exchange, the closing price of one Share as reported on the New York Stock Exchange on such date or, if the New York Stock Exchange is not open for trading on such date, on the most recent preceding date when it was open for trading.

                (s)            "Notice of Termination" shall mean a written notice which sets forth the date of termination of Participant's employment.

                (t)             "Option" shall mean an option to purchase Shares that is not an incentive stock option qualified under section 422 of the Code, and that is granted under Section 6(a) of the Plan.

                (u)            "Other Stock-Based Award" shall mean any right granted under Section 6(g) of the Plan.

                (v)            "Participant" shall mean an Eligible Person who is granted an Award under the Plan, provided, however, that with respect to an Award to an Eligible Person to whom an offer of employment or engagement with the Company or an Affiliate has been extended, the Award will become effective, and the Eligible Person will become a Participant, only upon such Eligible Person's commencement of employment or service with the Company or an Affiliate.

                (w)             "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

                (x)             "Performance Goal" shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis: sales, revenue, costs, expenses (including expense efficiency ratios and other expense measures), earnings (including one or more of net profit after tax, gross profit, operating profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings), earnings per share, earnings per share from continuing operations, operating income, pre-tax income, operating income margin, net income, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on actual or proforma assets, net assets, equity, investment, capital and net capital employed), stockholder return (including total stockholder return relative to an index or peer group), stock price, growth of

U.S. Bancorp 2015 Proxy Statement A-3

APPENDIX A

loans and deposits, number of customers or households, economic value added, cash generation, cash flow, unit volume, working capital, market share, cost reductions and strategic plan development and implementation. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria. Pursuant to rules and conditions adopted by the Committee on or before the 90th day of the applicable performance period (or, if the performance period is less than one year, on or before the date on which 25% of the performance period has elapsed) for which Performance Goals are established, the Committee may appropriately adjust any evaluation of performance under such goals to exclude the effect of certain events, including any of the following events: asset write-downs, litigation or claim judgments or settlements, reorganizations, acquisitions, divestitures, restructurings, discontinued operations, early extinguishment of debt, extraordinary items, and other unusual or non-recurring gains or charges; severance, contract termination and other costs related to exiting certain business activities; changes in tax law, accounting principles or other such laws or provisions affecting reported results; and foreign exchange gains and losses or an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management.

                (y)            "Person" shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

                (z)            "Plan" shall mean this U.S. Bancorp 2015 Stock Incentive Plan, as amended from time to time.

                (aa)         "Prior Plan" shall mean the U.S. Bancorp Amended and Restated 2007 Stock Incentive Plan.

                (bb)         "Qualifying Termination" shall mean (except as otherwise provided in an Award Agreement) a Participant's termination of employment with the Company and its Affiliates by the Company for any reason other than Cause within 12 months following a Change in Control, provided that such a termination will not be a Qualifying Termination if: (i) the Company has notified Participant in writing more than 30 days prior to the Announcement Date that Participant's employment is not expected to continue for more than 12 months following the date of such notification, and Participant's employment is in fact terminated within such 12-month period; or (ii) Participant has announced in writing, prior to the date the Company provides a Notice of Termination to Participant, that Participant intends to terminate his or her employment. Without limiting the generality of the foregoing, a Qualifying Termination may apply to large-scale terminations of employment relating to the disposition or divestiture of business or legal entities or similar circumstances. An Award Agreement may provide that a Qualifying Termination will occur only if the Participant's termination of employment or service also constitutes a separation from service for purposes of Section 409A. For purposes of this definition, the term Company shall be deemed to include any Person that has assumed a Participant's Award (or provided a substitute award to a Participant) in connection with a Change in Control.

                (cc)         "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

                (dd)         "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

                (ee)         "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.

                (ff)           "Section 162(m)" shall mean Section 162(m) of the Code, or any successor provision, and the applicable Treasury Regulations promulgated thereunder.

                (gg)         "Section 409A" shall mean Section 409A of the Code, or any successor provision, and Treasury Regulations and other applicable guidance thereunder.

                (hh)         "Share" or "Shares" shall mean a share or shares of common stock, $.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

                (ii)           "Specified Employee" shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code and applicable regulations under Section 409A, determined in accordance with procedures established by

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the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

                (jj)           "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

                (kk)         "Stock Award" shall mean any Share granted under Section 6(f) of the Plan.

Section 3.            Administration

                (a)            Power and Authority of the Committee.     The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to vesting conditions, the forfeiture of any Award, and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, provided, however, that, except as otherwise permitted in connection with an event as provided under Section 4(c) hereof or in connection with a Change in Control, the Committee shall not, without stockholder approval, (1) reprice, adjust or amend the exercise price of Options or the grant price of Stock Appreciation Rights previously awarded to any Participant, whether through amendment, cancellation and exchange for cash or another Award, a replacement grant, or any other means, (2) authorize the Company to repurchase Options for cash from a Participant if the current Fair Market Value of the Shares underlying the Options is lower than the exercise price per share of the Options, or (3) authorize the Company to repurchase Stock Appreciation Rights for cash from a Participant if the current Fair Market Value of the Shares underlying the Stock Appreciation Rights is lower than the grant date per Share of the Stock Appreciation Rights; (vi) accelerate the exercisability of any Award or waive any restrictions relating to any Award, provided that the Committee's authority to accelerate exercisability or waive restrictions in circumstances other than a Change in Control, death and Disability may not be delegated; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder of the Award or the Committee, subject to the requirements of Section 409A; (ix) interpret and administer the Plan and any instrument or agreement, including any Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

                (b)            Delegation.     Except as otherwise provided in Section 3(a)(vi), the Committee may delegate its powers and duties under the Plan to one or more Directors (including a Director who is also an officer of the Company) or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act, or (ii) in such manner as would cause the Plan not to comply with the requirements of Section 162(m). In addition, except as otherwise provided in Section 3(a)(vi), the Committee shall have the right to

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delegate to one or more officers of the Company the authority to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision), applicable exchange rules and such other limitations as the Committee shall determine; provided, however, that such officers shall not be authorized to grant Awards to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or who are Covered Employees. The Committee also shall be permitted to delegate responsibility for performing certain ministerial functions under the Plan to any appropriate officer or employee of the Company. In the event that the Committee's authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee's delegation of authority hereunder shall have the same force and effect as if such action were undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

                (c)            Power and Authority of the Board.     Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3, Section 162(m), applicable corporate law or stock exchange listing rules.

                (d)            Indemnification.     To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person's position with the Company.

Section 4.            Shares Available for Awards

                (a)            Shares Available.     Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal:

                    (i)             50,000,000 Shares, plus

                    (ii)            any Shares subject to any outstanding award under the Prior Plan that, after December 31, 2014, are not purchased by a Participant or are forfeited or reacquired by the Company (including Shares covered by an award that is settled in cash), or otherwise not delivered to the Participant due to termination or cancellation of such award, less

                    (iii)            any Shares subject to any award granted under the Prior Plan after December 31, 2014.

                On and after the Effective Date, no awards shall be granted under the Prior Plan.

                The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards granted under the Plan in accordance with the Share counting rules described in Section 4(b) below. Shares to be issued under the Plan will be authorized but unissued Shares or Shares that have been reacquired by the Company and designated as treasury shares.

                (b)            Counting Shares.     For purposes of this Section 4(b), if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. If performance awards granted under the Company's executive incentive plans are payable in Shares, such Shares may be issued under this Plan and shall be counted against the aggregate number of Shares available for granting Awards under the Plan.

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                    (i)             Shares Added Back to Reserve. Subject to the limitations in (ii) below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (including Shares covered by an Award that is settled in cash), or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

                    (ii)            Shares Not Added Back to Reserve. Notwithstanding anything to the contrary contained in this Section 4, including Section 4(b)(i) above, the following Shares shall not be added to the Shares authorized for grant under Section 4(a) and will not be available for future grants of Awards under the Plan: (A) Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option under the Plan, or, after December 31, 2014, in payment of the exercise price of an option under the Prior Plan; (B) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award under the Plan, or, after December 31, 2014, to satisfy any tax withholding obligation with respect to an award under the Prior Plan; (C) Shares subject to a Stock Appreciation Right under the Plan, or, after December 31, 2014, a stock appreciation right under the Prior Plan, that are not issued in connection with the stock settlement on exercise thereof; or (D) Shares purchased on the open market with the cash proceeds from the exercise of Options under the Plan, or, after December 31, 2014, from the exercise of options under the Prior Plan.

                    (iii)            Cash-Only Awards. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

                    (iv)            Substitute Awards Relating to Acquired Entities. Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

                (c)            Adjustments.     In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, other securities or other property), stock split or a combination or consolidation of the outstanding Shares into a lesser number of shares, is declared with respect to the Shares, the authorization limits under Sections 4(a) and 4(d) shall be increased or decreased proportionately, and the Shares then subject to each Award shall be increased or decreased proportionately without any change in the aggregate purchase price therefor. In the event the Shares shall be changed into or exchanged for a different number or class of shares of stock or securities of the Company or of another corporation, whether through recapitalization, reorganization, reclassification, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or any other similar corporate transaction or event affects the Shares such that an equitable adjustment would be required in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the authorization limits under Sections 4(a) and 4(d) shall be adjusted proportionately, and an equitable adjustment shall be made to each Share subject to an Award such that no dilution or enlargement of the benefits or potential benefits occurs. Each such Share then subject to each Award shall be adjusted to the number and class of shares into which each outstanding Share shall be so exchanged such that no dilution or enlargement of the benefits occurs, all without change in the aggregate purchase price for the Shares then subject to each Award. Action by the Committee pursuant to this Section 4(c) may include adjustment to any or all of: (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards or be delivered under the Plan; (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards; (iii) the purchase price or exercise price of a Share under any outstanding Award or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments the Committee determines to be equitable.

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                (d)            Award Limitations Under the Plan.

                    (i)             Section 162(m) Limitation for Awards Denominated in Shares. No Eligible Person may be granted any Stock Options, Stock Appreciation Rights or Performance Awards denominated in Shares, for more than 5,000,000 Shares (subject to adjustment as provided in Section 4(c) of the Plan), in the aggregate in any calendar year. The limitation contained in this Section 4(d)(i) shall apply only with respect to Awards granted under this Plan, and limitations on awards granted under any other stockholder approved executive incentive plan maintained by the Company will be governed solely by the terms of such other plan.

                    (ii)            Limitation on Awards to Non-Employee Directors. No Director who is not also an employee of the Company or an Affiliate may be granted any Award or Awards denominated in Shares that exceed in the aggregate $600,000 (such value computed as of the date of grant in accordance with applicable financial accounting rules) in any calendar year. The foregoing limit shall not apply to any Award made pursuant to any election by the Director to receive an Award in lieu of all or a portion of annual and committee retainers and annual meeting fees that otherwise would be paid in cash.

Section 5.            Eligibility

                Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant.

Section 6.            Awards

                (a)            Options.     The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions (including performance-based vesting conditions) not inconsistent with the provisions of the Plan as the Committee shall determine:

                    (i)             Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option, provided, however, the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

                    (ii)            Option Term. The term of each Option shall be fixed by the Committee but shall not be longer than 10 years from the date of grant.

                    (iii)            Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares (actually or by attestation), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made.

                    (iv)            No Reload Options. The Committee shall not have the authority to grant an Option which provides that the Participant shall be granted a new Option (sometimes referred to as a "reload option") for a number of Shares equal to the number of Shares surrendered by the Participant upon exercise of all or a part of the original Option.

                (b)    Stock Appreciation Rights.     The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, the

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Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The term of each Stock Appreciation Right shall be fixed by the Committee but shall not be longer than 10 years from the date of grant. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right (including performance-based vesting conditions) as it may deem appropriate.

                (c)            Restricted Stock and Restricted Stock Units.     The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions (including performance-based vesting conditions) not inconsistent with the provisions of the Plan as the Committee shall determine:

                    (i)             Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(e).

                    (ii)            Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Following the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units at the time specified in the applicable Award Agreement, or, if applicable, the time designated in a Participant's timely and properly executed deferral election (made in accordance with all requirements of Section 409A), to the extent that the Committee permits such an election with respect to the Restricted Stock Units.

                    (iii)            Forfeiture. Except as otherwise determined by the Committee, upon a Participant's termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company.

                (d)            Performance Awards.     The Committee is hereby authorized to grant Performance Awards to Eligible Persons. Performance Awards are intended to be "qualified performance-based compensation" within the meaning of Section 162(m). Performance Awards granted under the Plan (i) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective Performance Goals during such performance periods as the Committee shall establish; and (ii) may be denominated or payable in Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property. For purposes of this Section 6(d), a Performance Award shall not include Options and Stock Appreciation Rights whose value is determined solely on the basis of an increase in the value of the Shares after the date of grant of such Award or Awards (even if such Options and Stock Appreciation Rights include performance-based vesting conditions). Performance Awards may provide for the adjustment of the number of Shares or Restricted Stock Units earned by a Participant under the Performance Award based on the extent to

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which Performance Goals are achieved. Subject to the terms of the Plan, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. Performance Awards shall be conditioned, to the extent required by Section 162(m), solely on the achievement of one or more objective Performance Goals established by the Committee within the time prescribed by Section 162(m), and shall otherwise comply with the requirements of Section 162(m), as described below.

                    (i)             Timing of Designations; Duration of Performance Periods. For each such Performance Award, the Committee shall, not later than 90 days after the beginning of each performance period, or, if the performance period is less than one year, on or before the date on which 25% of the performance period has elapsed, (i) designate all Participants for such performance period and (ii) establish the objective performance factors for each Participant for that performance period on the basis of one or more of the Performance Goals, the outcome of which is substantially uncertain at the time the Committee actually establishes the Performance Goal. The Committee shall have sole discretion to determine the applicable performance period, provided that in the case of a performance period less than 12 months, in no event shall a performance goal be considered to be pre-established if it is established after 25% of the performance period (as scheduled in good faith at the time the Performance Goal is established) has elapsed. To the extent required under Section 162(m), the terms of the objective performance factors must preclude discretion to increase an amount paid in connection with an Award, but may permit discretion to reduce such amount.

                    (ii)            Certification. Following the close of each performance period and prior to payment of compensation to a Participant with respect to a Performance Award, the Committee shall certify in writing that the applicable Performance Goals upon which any payment of compensation to a Participant for that performance period are to be based, were, in fact, achieved or satisfied.

Nothing contained herein precludes the Committee from granting to Covered Employees Awards (including Awards with performance conditions) that do not qualify for tax deductibility under Section 162(m.

                (e)            Dividend Equivalents.     The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding anything to the contrary herein, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award, and (ii) no dividend or Dividend Equivalent payments shall be made to a Participant with respect to any Performance Award or other Award subject to performance-based vesting conditions unless and until all conditions or restrictions relating to such Award (or portion thereof to which the dividend or Dividend Equivalent relates) have been satisfied. An Award Agreement may provide that Dividend Equivalents will continue to be awarded or credited with respect to outstanding Awards of Participants who have terminated employment or service with the Company and its Affiliates until such time as such Awards are settled or paid out pursuant to the terms of the Award Agreement (and any timely deferral election, to the extent permitted).

                (f)            Stock Awards.     The Committee is hereby authorized to grant to Eligible Persons Shares without restrictions thereon, as deemed by the Committee to be consistent with the purpose of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, such Stock Awards may have such terms and conditions as the Committee shall determine.

                (g)            Other Stock-Based Awards.     The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are

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deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and the Award Agreement. No Award issued under this Section 6(g) shall contain a purchase right or an option-like feature.

                (h)            General Provisions Relating to Awards.

                    (i)             Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee or required by applicable law.

                    (ii)            Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

                    (iii)            Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments, or on a deferred basis (consistent with the requirements of Section 409A), in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

                    (iv)            Limits on Transfer of Awards. Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate, provided that Awards may be transferable pursuant to a domestic relations order to the extent and in the manner determined by the Committee. If the Committee permits the transfer of an Award (other than fully vested and unrestricted Shares issued pursuant to any Award) other than by the laws of descent and distribution or pursuant to a domestic relations order, such transfer will be for no value. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant's death.

                    (v)            Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities of other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Committee to be applicable are satisfied.

                    (vi)            Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the following rules will apply. To the extent that any amount or benefit that constitutes "deferred compensation" to a Participant under Section 409A of the Code and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a Change in Control or due to the Participant's Disability or

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    "separation from service" (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such Change in Control, Disability or separation from service meet the definition of a change in ownership or effective control of the Company or in the ownership of a substantial portion of the Company's assets, disability, or separation from service, as the case may be, under Section 409A(a)(2)(A) of the Code, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution of deferred compensation that is subject to Section 409A that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six (6) months after the date of the Specified Employee's separation from service (or if earlier, upon the Specified Employee's death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short term deferral exemption or otherwise. It is intended that Awards under the Plan either will be exempt from Section 409A or will comply with Section 409A, and the Plan and Award Agreements will be construed and administered accordingly. Notwithstanding the foregoing, the Company makes no representations as to the specific tax treatment of any Award. Participants are solely responsible for any and all tax consequences resulting from an Award, including taxes due as a result of the grant, vesting or any payment with respect thereto, and the sale or other taxable disposition of the Shares acquired pursuant to the Award. Neither the Company, nor its officers, directors nor employees, shall be responsible for, or have any liability for, any such taxes, penalties and interest.

Section 7.            Amendment and Termination; Change in Control; Corrections

                (a)            Amendments to the Plan.     The Board may amend, alter, suspend, discontinue or terminate the Plan at any time. Any amendment to the Plan is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. Notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the stockholders of the Company shall be required for any amendment to the Plan that would:

                    (i)             require stockholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange or any other securities exchange that are applicable to the Company;

                    (ii)            increase the number of Shares authorized under the Plan as specified in Section 4(a) of the Plan;

                    (iii)            increase the number of Shares or value subject to the limitations contained in Section 4(d) of the Plan or otherwise cause the Section 162(m) exemption for qualified performance-based compensation to become unavailable with respect to Awards granted under the Plan;

                    (iv)            permit repricing of Options or Stock Appreciation Rights, which is prohibited by Section 3(a)(v) of the Plan;

                    (v)            permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Sections 6(a)(i) and 6(b) of the Plan; or

                    (vi)            increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Sections 6(a)(ii) and 6(b) of the Plan.

                (b)            Amendments to Awards.     Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided in the Plan, the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may materially adversely affect the rights of

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the holder of such Award without the consent of the Participant or holder or beneficiary thereof. If any provision of the Plan or an Award Agreement would result in adverse tax consequences under Section 409A, the Committee may amend that provision (or take any other action reasonably necessary) to avoid any adverse tax results and no action taken to comply with Section 409A shall be deemed to impair or otherwise adversely affect the rights of the Participant or any holder of an Award or beneficiary thereof.

                (c)            Change in Control.     In the event of a Change in Control, the Committee or the Board may, in its sole discretion provide for any of the following to be effective upon the consummation of the event giving rise to the Change in Control (or effective immediately prior to the consummation of such event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(c) shall be deemed to impair or otherwise adversely alter the rights of the Participant or any holder of an Award or beneficiary thereof:

                    (i)             either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the Award or realization of the Participant's rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event giving rise to the Change in Control, the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant's rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

                    (ii)            that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

                    (iii)            that the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

                    (iv)            that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

                (d)            Vesting upon Termination Following a Change in Control.     Unless otherwise provided in the applicable Award Agreement or pursuant to actions taken by the Committee as authorized under Section 7(c), upon a Qualifying Termination, the time-based vesting conditions related to (A) the exercisability of an Option or Stock Appreciation Right, and (B) the lapse of any restrictions relating to any other Award, automatically shall be waived, and the time-based vesting of such Awards will be accelerated. The Award Agreement governing a Performance Award, or other Award subject to performance-based vesting, shall provide whether, and to what extent, the Shares or Restricted Share Units subject to the Award shall be deemed earned, or the Options or Stock Appreciation Rights shall become exercisable, if a Qualifying Termination occurs during the Award's performance period. Nothing in this section 7(d) shall be construed to limit the Committee's authority under Section 7(c).

                (e)            Correction of Defects, Omissions and Inconsistencies.     The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.            Income Tax Withholding

                In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the

U.S. Bancorp 2015 Proxy Statement A-13

APPENDIX A

Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent necessary to satisfy certain statutory withholding requirements to avoid adverse accounting treatment under ASC 718); (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes; or (c) such other process as may be approved by the Committee from time to time. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.            Clawback or Recoupment

                All Awards under this Plan shall be subject to (a) forfeiture or other penalties under any clawback or recoupment policy of the Company in effect from time to time and (b) such forfeiture or penalty provisions as determined by the Committee and set forth in the applicable Award Agreement.

Section 10.            General Provisions

                (a)            No Rights to Awards.     No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

                (b)            Award Agreements.     No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through any electronic medium in accordance with procedures established by the Company. An Award agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

                (c)            Plan Provisions Control.     In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

                (d)            No Rights of Stockholders.     Except with respect to Restricted Stock, Stock Awards and certain types of stock-based Performance Awards, neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until the Shares have been issued.

                (e)            No Limit on Other Compensation Plans or Arrangements.     Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

                (f)            No Right to Employment or Directorship.     The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or a Director to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant's employment at any time, with or without cause, or remove a Director in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment or remove a Director who is a Participant free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or

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otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

                (g)            Governing Law.     The internal law, and not the law of conflicts, of the State of Delaware, shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

                (h)            Severability.     If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

                (i)            No Trust or Fund Created.     Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

                (j)            Other Benefits.     No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

                (k)            No Fractional Shares.     No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

                (l)            Headings.     Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 11.            Effective Date of the Plan

                The Plan shall be subject to approval by the stockholders of the Company at the annual meeting of stockholders of the Company to be held on April 21, 2015, and the Plan shall be effective as of the date of such stockholder approval.

Section 12.            Term of the Plan

                Awards shall be granted under the Plan only during a 10-year period beginning on the Effective Date, or if the Plan is terminated earlier pursuant to Section 7(a) of the Plan, during the period beginning on the Effective Date and ending on such date of termination of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the termination of the Plan, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

U.S. Bancorp 2015 Proxy Statement A-15

ANNUAL MEETING LOCATION

The Seelbach Hilton Hotel
Medallion Ballroom
500 Fourth Street
Louisville, KY 40202

U.S. Bank and American Red Cross broaden partnership

When disaster strikes, the American Red Cross is often first on the scene to help people start the long road to recovery. U.S. Bank now will be part of those vital efforts in a new way.

U.S. Bank is proud to be the sole prepaid card issuer for the American Red Cross. They use prepaid cards to give their clients safe, reliable and immediate access to emergency money. Red Cross employees and volunteers also use the prepaid cards for travel and maintenance expenses while responding to disasters away from home.

In addition to providing this new service, U.S. Bank is an official partner of the American Red Cross Disaster Responder Program.

American Red Cross

usbancorp.

The American Red Cross name, Emblems and copyrighted materials are used with its permission, which in no way constitutes an endorsement, express or implied, of any product, service, company, opinion or political position. The American Red Cross logo is a registered trademark owned by the American Red Cross. For more information about the American Red Cross, please visit redcross.org.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. U.S. BANCORP M81199-P59558-Z64767 ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! For Against Abstain ! VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time on April 20, 2015; or April 16, 2015, for shares held in the U.S. Bancorp 401(k) Savings Plan. Have this proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by U.S. Bancorp in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time on April 20, 2015; or April 16, 2015, for shares held in the U.S. Bancorp 401(k) Savings Plan. Have this proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date this proxy card and return it in the postage-paid envelope we have provided, or return it to U.S. Bancorp, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, so that it is received by April 21, 2015. U.S. BANCORP INVESTOR RELATIONS 800 NICOLLET MALL BC-MN-H23K MINNEAPOLIS, MN 55402-4302 Please indicate if you plan to attend this meeting. The Board of Directors recommends a vote "FOR" each of the following nominees: 1 - Election of Directors: 1i. Jerry W. Levin 1m. Patrick T. Stokes 1f. Doreen Woo Ho 1a. Douglas M. Baker, Jr. 1l. Craig D. Schnuck 1j. David B. O'Maley 1c. Richard K. Davis 1e. Roland A. Hernandez 1d. Kimberly J. Harris 1n. Scott W. Wine 1b. Arthur D. Collins, Jr. 1g. Joel W. Johnson 1h. Olivia F. Kirtley 1k. O'dell M. Owens, M.D., M.P.H. 3 - Ratifi cation of selection of Ernst & Young LLP as our independent auditor for the 2015 fi scal year. 2 - Approval of the U.S. Bancorp 2015 Stock Incentive Plan. 4 - Advisory vote to approve the compensation of our executives disclosed in the proxy statement. Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. The Board of Directors recommends a vote "AGAINST" the following proposal: 5 - SHAREHOLDER PROPOSAL: Adoption of a policy requiring that the Chairman of the Board be an independent director. The Board of Directors recommends a vote "FOR" the following proposals: Yes No For address changes and/or comments, please check this box and write them on the back where indicated. For Against Abstain For Against Abstain For Against Abstain

M81200-P59558-Z64767 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 21, 2015: Our Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. FOLD AND DETACH HERE . Address Changes/Comments:  (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2015 ANNUAL MEETING OF SHAREHOLDERS April 21, 2015 The undersigned, having received the Notice of Annual Meeting of Shareholders and proxy statement, revoking any proxy previously given, hereby appoint(s) Richard K. Davis and James L. Chosy, and either of them, as proxies to vote as directed all shares the undersigned is (are) entitled to vote at the U.S. Bancorp 2015 Annual Meeting of Shareholders and authorize(s) each to vote in his discretion upon other business as may properly come before the meeting or any adjournment or postponement thereof. If this signed proxy card contains no specifi c voting instructions, these shares will be voted "FOR" all nominees for director, "FOR" Proposals 2, 3 and 4, "AGAINST" Proposal 5, and in the discretion of the named proxies on all other matters. IF YOU DO NOT VOTE BY INTERNET OR PHONE, PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.